FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-261764-03

March 8, 2024

BENCHMARK 2024-V6

Mortgage Trust

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,090,060,000

(Approximate Mortgage Pool Balance)

$961,793,000

(Approximate Offered Certificates)

GS Mortgage Securities Corporation II Depositor

Commercial Mortgage Pass-Through Certificates
Series 2024-V6

Goldman Sachs Mortgage Company Citi Real Estate Funding Inc. German American Capital Corporation Bank of Montreal Barclays Capital Real Estate Inc.

As Sponsors and Mortgage Loan Sellers

Goldman Sachs & Co. LLC	Deutsche Bank Securities	BMO Capital Markets	Barclays	Citigroup

 Co-Lead Managers and Joint Bookrunners

AmeriVet Securities	CastleOak Securities, L.P.

 Co-Managers

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-261764) (the “Preliminary Prospectus”) anticipated to be dated March 8, 2024. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc. or CastleOak Securities, L.P. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc. or CastleOak Securities, L.P. provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY
CERTIFICATE SUMMARY OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$3,107,000		30.000%	[ ]%	(5)	2.43	04/24 – 10/28
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	$741,850,000		30.000%	[ ]%	(5)	4.90	10/28 – 03/29
Class X-A	Aaa(sf) / AAAsf / AAA(sf)	$744,957,000	(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class X-B	NR / A-sf / AAA(sf)	$216,836,000	(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class A-S	NR / AAAsf / AAA(sf)	$130,368,000		17.750%	[ ]%	(5)	4.96	03/29 – 03/29
Class B	NR / AA-sf / AA-(sf)	$50,551,000		13.000%	[ ]%	(5)	4.96	03/29 – 03/29
Class C	NR / A-sf / A-(sf)	$35,917,000		9.625%	[ ]%	(5)	4.96	03/29 – 03/29

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class X-D	NR / BBB-sf / BBB-(sf)	$29,267,000	(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class X-F(8)	NR / BB-sf / BB(sf)	$18,624,000	(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class D	NR / BBBsf / BBB(sf)	$18,624,000		7.875%	[ ]%	(5)	4.96	03/29 – 03/29
Class E	NR / BBB-sf / BBB-(sf)	$10,643,000		6.875%	[ ]%	(5)	4.96	03/29 – 03/29
Class F(8)	NR / BB-sf / BB(sf)	$18,624,000		5.125%	[ ]%	(5)	4.96	03/29 – 03/29
Class G-RR(8)	NR / B-sf / B(sf)	$11,972,000		4.000%	[ ]%	(5)	4.96	03/29 – 03/29
Class J-RR(8)	NR / NR / NR	$42,569,577		0.000%	[ ]%	(5)	4.96	03/29 – 03/29
Class R(9)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings of the certificates shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA” and, together with Moody’s and Fitch, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The Rating Agencies have informed us that the “sf” designation in their ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related Rating Agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the related Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.
(2)	Approximate, subject to a variance of plus or minus 5%. The notional amount of each class of the Class X-A, Class X-B, Class X-D and Class X-F certificates (collectively the “Class X certificates”) is subject to change depending upon the final pricing of the Class A-1, Class A-3, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G-RR and Class J-RR certificates (collectively, the “principal balance certificates”) and, together with the Class X certificates, the “non-VRR certificates”) as follows: (1) if as a result of such pricing the pass-through rate of any class of principal balance certificates whose certificate balance comprises such notional amount is equal to the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), the certificate balance of such class of principal balance certificates may not be part of, and reduce accordingly, such notional amount of the related Class X certificates (or, if as a result of such pricing the pass-through rate of the related Class X certificates is equal to zero, such Class X certificates may not be issued on the closing date), and/or (2) if as a result of such pricing the pass-through rate of any class of principal balance certificates that does not comprise such notional amount of the related Class X certificates is less than the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), such class of principal balance certificates may become a part of, and increase accordingly, such notional amount of the related Class X certificates.
(3)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1 and Class A-3 certificates, are represented in the aggregate. The approximate initial credit support percentages shown in the table above do not take into account the VRR interest. However, losses incurred on the mortgage loans will be allocated between the VRR interest and the principal balance certificates, pro rata, in accordance with their respective outstanding balances. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.
(4)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of certificates having a certificate balance are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates of the mortgage loans or whole loans.
(5)	For each distribution date, the pass-through rates of each class of principal balance certificates will generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs (the “WAC Rate”), (iii) the lesser of a specified pass-through rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY (continued)
(6)	The Class X certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of the Class X certificates at its respective pass-through rate based upon its respective notional amount. The notional amount of each class of the Class X certificates will be equal to the aggregate certificate balances of the related classes of certificates (the “related Class X class”) indicated below.
Class	Related Class X Class(es)
Class X-A	Class A-1 and Class A-3 certificates
Class X-B	Class A-S, Class B and Class C certificates
Class X-D	Class D and Class E certificates
Class X-F	Class F certificates
(7)	The pass-through rate of each class of the Class X certificates for any distribution date will equal the excess, if any, of (i) the WAC Rate, over (ii) the pass-through rate (or the weighted average of the pass-through rates, if applicable) of the related Class X classes for that distribution date, as described in the Preliminary Prospectus.
(8)	The initial certificate balance of each of the Class F, Class G-RR and Class J-RR certificates, and the initial notional amount of the Class X-F certificates, is subject to change based on final pricing of all certificates and the final determination of the amounts of the Class G-RR and Class J-RR certificates (collectively, the “HRR Certificates”) that will be retained by the retaining third-party purchaser as described under “Credit Risk Retention” in the Preliminary Prospectus to satisfy the U.S. risk retention requirements of German American Capital Corporation, as retaining sponsor. For more information regarding the methodology and key inputs and assumptions used to determine the sizing of the HRR Certificates, see “Credit Risk Retention” in the Preliminary Prospectus.
(9)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate real estate mortgage investment conduits (each, a “REMIC”), as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

VRR INTEREST SUMMARY

Non-Offered Eligible Vertical Interest(1)	Approximate Initial VRR Interest Balance(2)	Approximate Initial VRR Interest Rate	VRR Interest Rate Description	Wtd. Avg. Life (Yrs)(3)	Principal Window(3)
Class RR Certificates	$25,834,423	[__]%	(4)	4.91	04/24 – 03/29

(1)	The Class RR certificates will constitute an “eligible vertical interest” (as such term is defined in the Credit Risk Retention Rules) and is expected to be acquired and retained by the applicable sponsors (or their “majority-owned affiliates”, as such term is defined in the Credit Risk Retention Rules) (the “VRR interest”) as described under “Credit Risk Retention” in the Preliminary Prospectus. The VRR interest represents the right to receive a specified percentage (to be determined in footnote (2) below) of all amounts collected on the mortgage loans (net of all expenses of the issuing entity) that are available for distribution to the certificates (other than the Class R certificates) on each Distribution Date, as further described under “Credit Risk Retention” in the Preliminary Prospectus.
(2)	The initial aggregate VRR interest balance is subject to change depending on the final pricing of all certificates and the final determination of the HRR Certificates that will be retained by the retaining third-party purchaser and the final determination of the VRR interest that will be retained as described under “Credit Risk Retention” to satisfy the U.S. risk retention requirements of German American Capital Corporation, as retaining sponsor. If the initial VRR interest balance is reduced, the initial certificate balance of each class of principal balance certificates (and correspondingly, the initial notional amount of each class of Class X certificates) will be increased on a pro rata basis (based on the initial certificate balance set forth in the table above) in an aggregate amount equal to such reduction in the initial VRR interest balance. If the initial VRR interest balance is increased, the initial certificate balance of each class of principal balance certificates (and correspondingly, the initial notional amount of each class of Class X certificates) will be decreased on a pro rata basis (based on the initial certificate balance set forth in the table above) in an aggregate amount equal to such increase in the initial VRR interest balance. For a further description, see “Credit Risk Retention”.
(3)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to the VRR interest are based on the assumptions described in “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates or anticipated repayment dates of the mortgage loans or whole loans.
(4)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the Class RR certificates will be a per annum rate equal to the weighted average of the net mortgage interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs.

The Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class J-RR and Class R certificates and the VRR Interest are not offered by this Term Sheet. Any information in this Term Sheet concerning such non-offered certificates is presented solely to enhance your understanding of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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KEY FEATURES OF THE CERTIFICATES
Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$1,090,060,000
Number of Mortgage Loans	37
Number of Mortgaged Properties	62
Average Cut-off Date Mortgage Loan Balance	$29,461,081
Weighted Average Mortgage Interest Rate	7.27366%
Weighted Average Remaining Term to Maturity Date (months)	59
Weighted Average Remaining Amortization Term (months)	360
Weighted Average Cut-off Date LTV Ratio(3)	55.4%
Weighted Average Maturity Date LTV Ratio(4)	55.2%
Weighted Average Underwritten NCF Debt Service Coverage Ratio	1.69x
Weighted Average Debt Yield on Underwritten NOI	13.5%
% of Mortgage Loans with Mezzanine Debt	0.9%
% of Mortgage Loans with Subordinate Debt	0.0%
% of Mortgage Loans with Preferred Equity	0.0%
% of Mortgage Loans with Single Tenants(5)	5.5%

(1)	With respect to sixteen mortgage loans, representing approximately 53.3% of the initial pool balance, with one or more related pari passu companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, rooms or unit calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.
(2)	Subject to a variance of plus or minus 5%.
(3)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which in certain cases may reflect a portfolio premium valuation). With respect to three mortgage loans (5.9% of the initial pool balance) the respective Cut-off Date LTV Ratio was calculated based upon a valuation other than an “as-is” value of each related mortgaged property. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 55.7%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Cut-off Date LTV Ratio.
(4)	Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to three mortgage loans (5.9% of the initial pool balance) the respective Maturity Date LTV Ratios were calculated using a valuation other than an “as-is” value of each related mortgaged property. The weighted average Maturity Date LTV Ratio for the mortgage pool without making such adjustments is 55.5%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.
(5)	Excludes mortgage loans that are secured by multiple properties with multiple tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5

KEY FEATURES OF THE CERTIFICATES (continued)
Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC Citigroup Global Markets Inc. Deutsche Bank Securities Inc. BMO Capital Markets Corp. Barclays Capital Inc.
Co-Managers:	AmeriVet Securities, Inc. CastleOak Securities, L.P.
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$1,090,060,000
Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Special Servicer:	LNR Partners, LLC
Certificate Administrator:	Computershare Trust Company, National Association
Trustee:	Computershare Trust Company, National Association
Operating Advisor:	Pentalpha Surveillance LLC
Asset Representations Reviewer:	Pentalpha Surveillance LLC
U.S. Credit Risk Retention:

For a discussion of the manner by which German American Capital Corporation, as retaining sponsor, intends to satisfy the credit risk requirements of the Credit Risk Retention Rules, see “Credit Risk Retention” in the Preliminary Prospectus.

Pricing:	Week of March 11, 2024
Closing Date:	March 28, 2024
Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in March 2024 (or, in the case of any mortgage loan that has its first due date after March 2024, the date that would have been its due date in March 2024 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 11th day of each month or next business day, commencing in April 2024
Distribution Date:	The 4th business day after the Determination Date, commencing in April 2024
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	March 2057
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to the Class X-A and Class X-B certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

6

COLLATERAL OVERVIEW
■	$1,090,060,000 (Approximate) New-Issue Multi-Borrower CMBS:
—	Overview: The mortgage pool consists of 37 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,090,060,000 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $29,461,081 and are secured by 62 mortgaged properties located throughout 18 states
—	LTV: 55.4% weighted average Cut-off Date LTV Ratio
—	DSCR: 1.69x weighted average Underwritten NCF Debt Service Coverage Ratio
—	Debt Yield: 13.5% weighted average Debt Yield on Underwritten NOI
—	Credit Support: 30.000% credit support to Class A-1 / A-3
■	Loan Structural Features:
—	Amortization: 7.1% of the mortgage loans by Initial Pool Balance have scheduled amortization as follows:
-	7.1% of the mortgage loans by Initial Pool Balance have scheduled amortization for the entire term with a balloon payment due at maturity
—	Hard Lockboxes: 68.3% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
—	Cash Traps: 100.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.10x DSCR and 7.00% Debt Yield on Underwritten NOI, that fund an excess cash flow reserve
—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
-	Real Estate Taxes: 31 mortgage loans representing 78.6% of the Initial Pool Balance
-	Insurance: 22 mortgage loans representing 55.1% of the Initial Pool Balance
-	Replacement Reserves: 32 mortgage loans representing 79.5% of the Initial Pool Balance
-	Tenant Improvements / Leasing Commissions: 17 mortgage loans representing 73.6% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use and industrial properties only
—	Predominantly Defeasance: 87.4% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period
■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:
—	Office: 23.5% of the mortgaged properties by allocated Initial Pool Balance are office properties
—	Hospitality: 18.1% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties
—	Retail: 16.8% of the mortgaged properties by allocated Initial Pool Balance are retail properties (2.4% are anchored retail properties)
—	Mixed Use: 14.3% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties
—	Multifamily: 10.7% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties
—	Industrial: 9.3% of the mortgaged properties by allocated Initial Pool Balance are industrial properties
—	Self Storage: 7.3% of the mortgaged properties by allocated Initial Pool Balance are self storage properties
■	Geographic Diversity: The mortgaged properties are located throughout 18 states with three states having greater than 10.0% of the allocated Initial Pool Balance: New York (21.0%), Texas (11.4%) and California (10.4%)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

7

COLLATERAL OVERVIEW (continued)

Mortgage Loans by Mortgage Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	4	7	$172,500,000	15.8%
Citi Real Estate Funding Inc.	12	27	446,835,000	41.0
German American Capital Corporation	11	17	308,800,000	28.3
Bank of Montreal	6	7	65,005,000	6.0
German American Capital Corporation / Goldman Sachs Mortgage Company	1	1	42,920,000	3.9
German American Capital Corporation / Barclays Capital Real Estate Inc.	1	1	40,000,000	3.7
Barclays Capital Real Estate Inc.	2	2	14,000,000	1.3
Total	37	62	$1,090,060,000	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF/Units/ Rooms	Loan Purpose	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Prime Storage - Hudson Valley Portfolio	$80,000,000	7.3%	Self Storage	826,261	Acquisition	1.40x	8.9%	62.6%
Warwick Melrose & Allerton	78,000,000	7.2	Hospitality	623	Refinance	1.52x	14.3%	46.4%
Panorama Tower	71,500,000	6.6	Mixed Use	276,811	Refinance	1.35x	10.5%	64.9%
Kenwood Towne Centre	65,000,000	6.0	Retail	1,033,141	Refinance	2.19x	14.6%	45.5%
Vero Office Portfolio	65,000,000	6.0	Office	987,072	Recapitalization	1.91x	15.7%	55.2%
Casa Cipriani	53,000,000	4.9	Mixed Use	146,486	Refinance	2.38x	22.0%	50.0%
Wateridge	50,000,000	4.6	Office	576,938	Refinance	2.12x	17.3%	47.8%
Lexmark	50,000,000	4.6	Industrial	1,449,072	Recapitalization	1.97x	16.0%	62.0%
The Duncan	44,000,000	4.0	Multifamily	260	Refinance	1.26x	8.7%	60.3%
Tysons Corner Center	42,920,000	3.9	Retail	1,793,638	Refinance	2.00x	13.7%	39.4%
Top 10 Total / Wtd. Avg.	$599,420,000	55.0%				1.78x	13.9%	53.9%
Remaining Total / Wtd. Avg.	490,640,000	45.0				1.59x	13.0%	57.2%
Total / Wtd. Avg.	$1,090,060,000	100.0%				1.69x	13.5%	55.4%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

8

COLLATERAL OVERVIEW (continued)

Whole Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Aggregate Pari Passu Companion Loan Cut-off Date Balance(1)	Aggregate Subordinate Companion Loan Cut-off Date Balance(1)	Whole Loan Cut-off Date Balance	Controlling Pooling/Trust & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
Prime Storage - Hudson Valley Portfolio	$80,000,000	7.3%	2	$57,500,000	NAP	$137,500,000	Benchmark 2024-V6	Midland	LNR
Kenwood Towne Centre(2)	$65,000,000	6.0%	7	$195,000,000	NAP	$260,000,000	(2)	Midland(2)	3650 REIT(2)
Vero Office Portfolio	$65,000,000	6.0%	2	$43,000,000	NAP	$108,000,000	Benchmark 2024-V6(3)	Midland(3)	-LNR(3)
Casa Cipriani	$53,000,000	4.9%	2	$50,000,000	NAP	$103,000,000	Benchmark 2024-V6	Midland	LNR
Wateridge	$50,000,000	4.6%	1	$15,000,000	NAP	$65,000,000	Benchmark 2024-V6	Midland	LNR
Lexmark	$50,000,000	4.6%	1	$32,500,000	NAP	$82,500,000	Benchmark 2024-V6	Midland	LNR
Tysons Corner Center	$42,920,000	3.9%	18	$667,080,000	NAP	$710,000,000	TYSN 2023-CRNR	Berkadia	Situs
Staten Island Mall	$40,000,000	3.7%	9	$160,000,000	NAP	$200,000,000	BBCMS 2024-5C25(4)	Midland	3650 REIT
Wildwood Center	$35,000,000	3.2%	4	$30,000,000	NAP	$65,000,000	Benchmark 2024-V6	Midland	LNR
Timber Creek Crossing	$25,875,000	2.4%	1	$31,625,000	NAP	$57,500,000	BANK5 2024-5YR5	Wells Fargo	K-Star
369 Lexington Avenue & 2 West 46th Street	$21,725,000	2.0%	6	$79,725,000	NAP	$101,450,000	BMO 2023-5C2	KeyBank	Greystone
Sheraton Hotel Brooklyn	$20,000,000	1.8%	3	$65,000,000	NAP	$85,000,000	BBCMS 2024-5C25(4)	Midland	3650 REIT
Coastline Apartments	$10,000,000	0.9%	2	$38,000,000	NAP	$48,000,000	Benchmark 2024-V6(3)	Midland(3)	-LNR(3)
Syngenta Woodland	$10,000,000	0.9%	1	$19,585,518	NAP	$29,585,518	Benchmark 2024-V6(3)	Midland(3)	-LNR(3)
AutoNation	$7,100,000	0.7%	3	$47,900,000	NAP	$55,000,000	BCBMS 2024-C24	KeyBank	Argentic
Crescent Center	$5,000,000	0.5%	5	$47,000,000	NAP	$52,000,000	BMO 2024-5C3	Wells Fargo	Greystone

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan.
(2)	The Kenwood Towne Center mortgage loan is expected to be initially serviced under the pooling and servicing agreement governing the BBCMS 2024-5C25 securitization. From and after the securitization of the related controlling pari passu companion loan, such whole loan will be serviced under the pooling and servicing agreement governing such securitization. The BBCMS 2024-5C25 securitization is expected to close on or prior to the Closing Date.
(3)	In the case of Vero Office Portfolio mortgage loan, the Coastline Apartments mortgage loan and the Syngenta Woodland mortgage loan, until the securitization of the related controlling pari passu companion loan, the related mortgage loan (and therefore the related whole loan) will be serviced and administered pursuant to the pooling and servicing agreement for the Benchmark 2024-V6 securitization transaction by the parties thereto. Upon the securitization of the related controlling pari-passu companion loan, servicing of the related mortgage loan (and therefore the related whole loan) will shift to the servicers under the servicing agreement with respect to such future securitization transaction, which servicing agreement will become the Controlling Pooling/Trust & Servicing Agreement.
(4)	The BBCMS 2024-5C25 transaction is expected to close on or prior to the Closing Date of the Benchmark 2024-V6 transaction.

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Total Debt Cut-off Date Balance(1)	Wtd. Avg. Cut-off Date Total Debt Interest Rate(1)(2)	Cut-off Date Mortgage Loan LTV Ratio(3)	Cut-off Date Total Debt LTV Ratio(1)	Cut-off Date Mortgage Loan UW NCF DSCR(3)	Cut-off Date Total Debt UW NCF DSCR(1)
Coastline Apartments	$10,000,000	$11,500,000	$59,500,000	7.05704%	72.8%	90.3%	1.43x	0.94x

(1)	Calculated including the mezzanine debt and any related pari passu companion loan (and any related subordinate companion loan).
(2)	The total debt interest rate for Coastline Apartments to full precision is 7.05704201680672%.
(3)	Calculated including any related pari passu companion loan (but without regard to any subordinate companion loan or mezzanine debt).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

9

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
Kenwood Towne Centre	Cincinnati	Ohio	Retail	$65,000,000	6.0%	BPR 2021-KEN
The Duncan	Chicago	Illinois	Multifamily	$44,000,000	4.0%	ACREC 2021-FL1
Wildwood Center	Atlanta	Georgia	Office	$35,000,000	3.2%	JPMBB 2013-C17
Shirlington Gateway	Arlington	Virginia	Office	$32,535,000	3.0%	BSPRT 2017-FL1
369 Lexington Avenue	New York	New York	Office	$11,831,506	1.1%	JPMBB 2013-C15
2 West 46th Street	New York	New York	Office	$9,893,494	0.9%	JPMBB 2013-C15
Star News	Pasadena	California	Mixed Use	$16,600,000	1.5%	CLNY 2014-FL1
Crowne Plaza Anchorage	Anchorage	Alaska	Hospitality	$15,250,000	1.4%	GSMS 2014-GC18
Santa Maria Commerce	Santa Maria	California	Retail	$8,800,000	0.8%	WFRBS 2013-C18

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of each such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the related mortgage loan seller.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

10

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)		Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	13	$256,360,000	23.5%	1.74	x	56.9%	14.5%
Suburban	9	195,000,000	17.9	1.82		55.0	15.3
Medical	1	32,535,000	3.0	1.63		67.5	12.6
CBD	3	28,825,000	2.6	1.31		57.9	11.3
Hospitality	7	$197,750,000	18.1%	1.59	x	52.0%	14.8%
Full Service	6	155,750,000	14.3	1.60		49.9	15.0
Select Service	1	42,000,000	3.9	1.58		59.9	14.1
Retail	5	$182,595,000	16.8%	2.03	x	45.8%	14.2%
Super Regional Mall	3	147,920,000	13.6	2.11		43.0	14.9
Anchored	1	25,875,000	2.4	1.61		61.1	10.2
Shadow Anchored	1	8,800,000	0.8	1.97		47.8	14.5
Mixed Use	9	$155,600,000	14.3%	1.72	x	58.8%	14.4%
Hospitality/Office	1	71,500,000	6.6	1.35		64.9	10.5
Hospitality/Event Space	1	53,000,000	4.9	2.38		50.0	22.0
Retail/Office	2	19,407,710	1.8	1.45		56.9	10.9
Retail/Multifamily	5	11,692,290	1.1	1.38		65.0	9.7
Multifamily	10	$116,355,000	10.7%	1.42	x	60.7%	10.4%
Mid Rise	1	44,000,000	4.0	1.26		60.3	8.7
Garden	5	37,025,000	3.4	1.40		68.9	10.1
Student Housing	2	25,150,000	2.3	1.67		51.8	12.6
Other	1	6,900,000	0.6	1.72		52.7	14.8
Townhomes	1	3,280,000	0.3	1.34		58.6	10.6
Industrial	4	$101,400,000	9.3%	1.66	x	58.3%	13.0%
Flex	1	50,000,000	4.6	1.97		62.0	16.0
Warehouse/Distribution	1	27,500,000	2.5	1.21		48.7	9.3
Warehouse	1	13,900,000	1.3	1.36		59.1	9.9
R&D	1	10,000,000	0.9	1.79		64.7	12.2
Self Storage	14	$80,000,000	7.3%	1.40	x	62.6%	8.9%
Self Storage	14	80,000,000	7.3	1.40		62.6	8.9
Total / Wtd. Avg.	62	$1,090,060,000	100.0%	1.69	x	55.4%	13.5%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

11

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	25	$229,225,000	21.0%	$1,230,810,000	22.6%	$93,128,825	25.4%
Texas	5	124,149,444	11.4	301,030,000	5.5	20,757,639	5.7
California	5	112,900,000	10.4	286,500,000	5.3	20,498,947	5.6
Georgia	3	94,453,704	8.7	232,000,000	4.3	19,395,142	5.3
North Carolina	2	93,166,667	8.5	177,100,000	3.2	12,642,216	3.4
Virginia	3	86,890,185	8.0	1,891,600,000	34.7	105,043,439	28.6
Illinois	2	68,000,000	6.2	137,700,000	2.5	7,433,458	2.0
Ohio	1	65,000,000	6.0	571,200,000	10.5	37,950,692	10.3
Kentucky	1	50,000,000	4.6	133,000,000	2.4	13,200,198	3.6
New Jersey	2	37,900,000	3.5	66,100,000	1.2	4,611,636	1.3
Michigan	3	31,630,000	2.9	56,700,000	1.0	5,154,449	1.4
Florida	3	24,000,000	2.2	181,500,000	3.3	11,538,462	3.1
Oklahoma	2	17,375,000	1.6	24,890,000	0.5	1,874,651	0.5
Indiana	1	16,000,000	1.5	24,100,000	0.4	2,121,023	0.6
Alaska	1	15,250,000	1.4	25,500,000	0.5	2,507,989	0.7
Alabama	1	14,820,000	1.4	28,600,000	0.5	1,860,896	0.5
Tennessee	1	5,000,000	0.5	81,100,000	1.5	6,775,493	1.8
Pennsylvania	1	4,300,000	0.4	6,240,000	0.1	422,324	0.1
Total	62	$1,090,060,000	100.0%	$5,455,670,000	100.0%	$366,917,479	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

12

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance		% of Initial Pool Balance
3,280,000 - 19,999,999	16	$173,855,000		15.9%
20,000,000 - 29,999,999	7	167,250,000		15.3
30,000,000 - 49,999,999	6	236,455,000		21.7
50,000,000 - 69,999,999	5	283,000,000		26.0
70,000,000 - 80,000,000	3	229,500,000		21.1
Total	37	$1,090,060,00	0	100.0%

Distribution of Underwritten NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.21 - 1.30	3	$93,225,000	8.6%
1.31 - 1.50	13	287,405,000	26.4
1.51 – 1.90	13	334,710,000	30.7
1.91 - 2.38	8	374,720,000	34.4
Total	37	$1,090,060,000	100.0%
(1) See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)(2)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	35	$1,013,060,000	92.9%
Amortizing (30 Years)	2	77,000,000	7.1
Total	37	$1,090,060,000	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date. (2) See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	23	$744,805,000	68.3%
Springing	10	249,725,000	22.9
Soft	4	95,530,000	8.8
Total	37	$1,090,060,000	100.0%

Distribution of Cut-off Date LTV Ratios(1)

Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
39.4 - 45.0	3	$102,420,000	9.4%
45.1 - 50.0	6	282,300,000	25.9
50.1 - 60.0	15	324,255,000	29.7
60.1 - 65.0	8	300,875,000	27.6
65.1 – 72.8	5	80,210,000	7.4
Total	37	$1,090,060,000	100.0%
(1) See footnotes (1) and (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
39.4 - 45.0	3	$102,420,000	9.4%
45.1 - 50.0	6	282,300,000	25.9
50.1 - 60.0	15	324,255,000	29.7
60.1 - 65.0	8	300,875,000	27.6
65.1 – 72.8	5	80,210,000	7.4
Total	37	$1,090,060,000	100.0%
(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	32	$875,060,000	80.3%
Recapitalization	3	125,000,000	11.5
Acquisition	2	90,000,000	8.3
Total	37	$1,090,060,000	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5.753 – 6.500	4	$180,875,000	16.6%
6.501 – 7.000	7	138,420,000	12.7
7.001 – 7.500	14	453,290,000	41.6
7.501 – 8.000	6	163,225,000	15.0
8.001 – 8.914	6	154,250,000	14.2
Total	37	$1,090,060,000	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

13

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
8.5 - 10.0	7	$194,200,000	17.8%
10.1 - 13.0	12	241,490,000	22.2
13.1 - 15.0	11	358,120,000	32.9
15.1 – 22.0	7	296,250,000	27.2
Total	37	$1,090,060,000	100.0%
(1) See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
8.3 - 10.0	8	$197,480,000	18.1%
10.1 - 12.0	12	263,710,000	24.2
12.1 - 14.0	10	340,970,000	31.3
14.1 - 16.0	6	234,900,000	21.5
16.1 - 19.5	1	53,000,000	4.9
Total	37	$1,090,060,000	100.0%
(1) See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
None

Distribution of Original Terms to Maturity Date (1)(2)
Original Term to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	37	$1,090,060,000	100.0%
Total	37	$1,090,060,000	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date.
(2) See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity Date (1)(2)
Range of Remaining Terms to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
55 – 59	14	$304,195,000	27.9%
60	23	785,865,000	72.1
Total	37	$1,090,060,000	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date.
(2) See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	35	$1,013,060,000	92.9%
360	2	77,000,000	7.1
Total	37	$1,090,060,000	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	35	$1,013,060,000	92.9%
360	2	77,000,000	7.1
Total	37	$1,090,060,000	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	31	$952,635,000	87.4%
Yield Maintenance or Defeasance	5	87,425,000	8.0
Yield Maintenance	1	50,000,000	4.6
Total	37	$1,090,060,000	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	32	$866,265,000	79.5%
Real Estate Tax	31	$856,265,000	78.6
TI/LC(2)	17	$512,535,000	73.6
Insurance	22	$600,430,000	55.1
(1) Includes mortgage loans with FF&E reserves. (2) Percentage of total retail, office, mixed use and industrial properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

14

CERTAIN DEFINITIONS

Allocations Between

the Non-VRR Certificates

and the VRR Interest

On each Distribution Date, the aggregate amount available for distributions to holders of the non-VRR certificates and the VRR interest owners (net of specified expenses of the issuing entity, including fees payable to, and costs and expenses reimbursable to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer) will be allocated to (a) the VRR interest, in an amount equal to the product of such amount multiplied by approximately 2.3700% (the “VRR Percentage”) and (b) the non-VRR certificates, in an amount equal to the product of such amount multiplied by the difference between 100% and the percentage referenced in clause (a) (the “Non-VRR Percentage”).
Distributions	On each Distribution Date, funds available for distribution to holders of the non-VRR certificates, net of any yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds allocated to the non-VRR certificates):
1.	Class A-1, Class A-3, Class X-A, Class X-B, Class X-D and Class X-F certificates, in respect of interest, up to an amount equal to, and pro rata in accordance with, the interest entitlements for those classes.
2.	Class A-1 and Class A-3 certificates: to the extent of funds available for distribution of principal, in reduction of the then-outstanding certificate balances of those classes, in the following priority:
(i) to the Class A-1 certificates until their certificate balance is reduced to zero, then (ii) to the Class A-3 certificates until their certificate balance is reduced to zero, all remaining funds available for distribution of principal to the principal balance certificates after the distributions to Class A-1 in clause (i) above.
However, if the certificate balances of each class of principal balance certificates other than the Class A-1 and Class A-3 certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those principal balance certificates, funds available for distributions of principal to the principal balance certificates will be distributed to the Class A-1 and Class A-3 certificates, pro rata, based on their respective certificate balances.
3.	Class A-1 and Class A-3 certificates: first, (i) up to an amount equal to, and pro rata based upon, the aggregate unreimbursed realized losses previously allocated to each such class, then (ii) interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1 and Class A-3 certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
5.	Class B certificates: (i) first, to interest on the Class B certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-3 and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class B certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
6.	Class C certificates: (i) first, to interest on the Class C certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-3, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

15

STRUCTURAL OVERVIEW (continued)

Distributions

(continued)

7.	Class D certificates: (i) first, to interest on the Class D certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-3, Class A-S, Class B and Class C certificates), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
8.	Class E certificates: (i) first, to interest on the Class E certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-3, Class A-S, Class B, Class C and Class D certificates), to principal on the Class E certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class E certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
9.	Class F certificates: (i) first, to interest on the Class F certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-3, Class A-S, Class B, Class C, Class D and Class E certificates), to principal on the Class F certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class F certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
10.	Class G-RR certificates: (i) first, to interest on the Class G-RR certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-3, Class A-S, Class B, Class C, Class D, Class E and Class F certificates), to principal on the Class G-RR certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class G-RR certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
11.	Class J-RR certificates: (i) first, to interest on the Class J-RR certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-3, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G-RR certificates), to principal on the Class J-RR certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class J-RR certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
Realized Losses	The certificate balances of the principal balance certificates and outstanding balance of the VRR Interest will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to each class of principal balance certificates or the VRR Interest, as applicable, on such Distribution Date. On each Distribution Date, the Non-VRR Percentage of any such loss realized on the mortgage loans will be applied to the principal balance certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class J-RR certificates, then to the Class G-RR certificates; then, to the Class F certificates; then, to the Class E certificates; then, to the Class D certificates; then, to the Class C certificates; then, to the Class B certificates; then, to the Class A-S certificates, and, finally pro rata, to the Class A-1 and Class A-3 certificates, based on their then-current respective certificate balances.
The notional amount of each class of Class X certificates will be reduced to reflect reductions in the certificate balances of the related Class X certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, the VRR Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed to the VRR Interest Owners. On each Distribution Date, the Non-VRR Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated, pro rata, between (i) the group (the “YM Group A”) of the Class A-1, Class A-3 and Class X-A certificates, (ii) the group (the “YM Group B”) of the Class X-B, Class A-S, Class B and Class C certificates, (iii) the group (the “YM Group D”) of the Class X-D, Class D and Class E certificates and (iv) the group (collectively with the YM Group A, the YM Group B and the YM Group D, the “YM Groups”) of the Class X-F and Class F certificates based upon the aggregate amount of principal distributed to the classes of principal balance certificates in each YM Group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the respective classes of certificates in such YM Group in the following manner: (A) each class of principal balance certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of principal balance certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the principal balance certificates in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) the portion of such yield maintenance charge allocated to such YM Group remaining after such distributions to the applicable class(es) of principal balance certificates, will be distributed to the class of Class X certificates in such YM Group. If there is more than one class of principal balance certificates in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates, the aggregate amount of such yield maintenance charges will be allocated among all such classes of principal balance certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the second sentence of this paragraph.
No prepayment premiums or yield maintenance charges will be distributed to holders of the Class R certificates. Instead, after the notional amounts of the Class X-A, Class X-B, Class X-D and Class X-F certificates and the certificate balances of the Class A-1, Class A-3, Class A-S, Class B, Class C, Class D, Class E and Class F certificates have been reduced to zero, the Non-VRR Percentage of all prepayment premiums and yield maintenance charges with respect to mortgage loans allocated to the certificateholders will be distributed by the certificate administrator pro rata to holders of the Class G-RR and Class J-RR certificates (based on their respective Certificate Balances). For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A-1 to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.
The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-3, Class A-S, Class B, Class C, Class D, Class E and Class F certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided that if such discount rate is greater than or equal to the mortgage loan rate on such mortgage loan, but less than the pass-through rate described in the preceding sentence, the Base Interest Fraction will be one.
If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)
Non-Serviced Loans	The Kenwood Towne Center, Tysons Corner Center, Staten Island Mall, Timber Creek Crossing, 369 Lexington Avenue & 2 West 46th Street, Sheraton Hotel Brooklyn, AutoNation and Crescent Center mortgage loans are referred to in this Term Sheet as “non-serviced loans”. Each of the Vero Office Portfolio mortgage loan, the Coastline Apartments mortgage loan and the Syngenta Woodland mortgage loan (collectively, the “servicing shift mortgage loans”) will become a “non-serviced loan” upon the securitization of the related controlling companion loan. The non-serviced loans and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Whole Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the related Controlling PSA and the related co-lender agreements. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.
Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan, and, with respect to each serviced mortgage loan and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related serviced mortgage loan or serviced whole loan, as applicable, and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loans will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).
A “serviced mortgage loan” is any mortgage loan other than a non-serviced mortgage loan.

Appraisal Reduction

Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan or serviced whole loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of any non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available to the VRR interest (to the extent of the VRR Percentage of the reduction in such P&I Advance), on the one hand, and to the most subordinate class of non-VRR certificates then-outstanding (i.e., first to the Class J-RR certificates, then to the Class G-RR certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C certificates, then to the Class B certificates, then to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-3, Class X-A, Class X-B Class X-D and Class X-F certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.
At any time an appraisal is ordered with respect to a property that would result in an appraisal reduction amount with respect to a serviced mortgage loan or serviced whole loan, if applicable, that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.
Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than nine months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.
Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)
Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.
If the aggregate certificate balances and notional amounts of all certificates senior to the Class G-RR certificates have been reduced to zero, if the master servicer has received the payment specified in the pooling and servicing agreement from the holder (or holders acting unanimously) of the remaining certificates, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates) for the mortgage loans and each REO property remaining in the issuing entity.

Directing Holder /

Controlling Class

Representative	The “Directing Holder” will be:
(a) with respect to any mortgage loan (other than any non-serviced mortgage loan, any servicing shift mortgage loan and any mortgage loan for which the directing holder or controlling class representative is a borrower party) and any related serviced companion loan, the Controlling Class Representative; and
(b) with respect to any servicing shift mortgage loan, (i) until the securitization of the related controlling companion loan, the holder of the related controlling companion loan, and (ii) upon the securitization of the related controlling companion loan, the controlling class representative or other directing holder (or equivalent) under such securitization.
The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by more than 50% of the controlling class certificateholders (by certificate balance). The controlling class is the most subordinate class of the Class F, Class G-RR and Class J-RR certificates then-outstanding that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. . See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.
On the Closing Date, LD III SUB XVII LLC will purchase the Class G-RR and Class J-RR certificates and, on the Closing Date, is expected to be appointed as the initial Controlling Class Representative. LD III SUB XVII LLC or its affiliate is also expected to purchase the Class X-F and Class F certificates.
As of the closing date of the Benchmark 2024-V6 securitization, the Vero Office Portfolio whole loan will be an "excluded loan" as to the initial Controlling Class Representative (but not as it relates to the holder of the related controlling companion loan) and an "excluded controlling class loan" based on the fact that LD III SUB XVII LLC is a borrower party with respect to such whole loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Control/Consultation

Rights	The Directing Holder will have approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists. For so long as a Control Termination Event exists, but no Consultation Termination Event exists, the Directing Holder will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts).
Generally, a “Control Termination Event” will occur with respect to any mortgage loan and any related serviced companion loan, in each case excluding any servicing shift mortgage loan (and any related companion loan), when the Class F certificates have an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is less than 25% of the initial certificate balance of that class of certificates.
So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced mortgage loan and any related serviced companion loan, and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a serviced mortgage loan and any related serviced companion loan, subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.
Generally, a “Consultation Termination Event” will occur with respect to any mortgage loan and any related serviced companion loan, in each case excluding any servicing shift mortgage loan (and any related companion loan), when the Class F certificates have an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is less than 25% of the initial certificate balance of that class of certificates.
No Control Termination Event or Consultation Termination Event may occur with respect to the holder of the controlling companion loan related to any servicing shift mortgage loan and the terms Control Termination Event and Consultation Termination Event will not be applicable to such holder of the related controlling companion loan.
Notwithstanding the foregoing, with respect to the non-serviced whole loans, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loans and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related co-lender agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)
Whole Loans	Each pari passu companion loan described below in this section “Whole Loans” is referred to in this Term Sheet as a “pari passu companion loan” and a “companion loan” and the subordinate companion loans (if any) described in this section “Whole Loans” is referred to in this Term Sheet as a “subordinate companion loan” and a “companion loan”. Each whole loan or companion loan below in this section “Whole Loans” is also referred to as a “serviced whole loan” or “serviced companion loan” at any time that the Controlling PSA is the Benchmark 2024-V6 pooling and servicing agreement (referred to as the “Benchmark 2024-V6 PSA” in this Term Sheet) and as a “non-serviced whole loan” or “non-serviced companion loan” at any time that the Controlling PSA is not the Benchmark 2024-V6 PSA. See “Whole Loan Summary” table above. Each mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
Prime Storage – Hudson Valley Portfolio	Note	Control	Original Balance	Note Holder
	A-1	Yes	$60,000,000	Benchmark 2024-V6
	A-2	No	30,000,000	CREFI
	A-3	No	27,500,000	CREFI
	A-4	No	10,000,000	Benchmark 2024-V6
	A-5	No	10,000,000	Benchmark 2024-V6
Total			$137,500,000

Kenwood Towne Centre	Note	Control	Original Balance	Note Holder
	A-1-1	Yes	$55,000,000	WFBNA
	A-1-2	No	45,000,000	WFBNA
	A-1-3	No	20,000,000	WFBNA
	A-1-4	No	10,000,000	WFBNA
	A-2-1	No	40,000,000	Benchmark 2024-V6
	A-2-2	No	15,000,000	Benchmark 2024-V6
	A-2-3	No	10,000,000	Benchmark 2024-V6
	A-3-1	No	30,000,000	BBCMS 2024-5C25(1)
	A-3-2	No	20,000,000	BBCMS 2024-5C25(1)
	A-3-3	No	15,000,000	SGFC
Total			$260,000,000
(1)	The BBCMS 2024-5C25 transaction is expected to close on or prior to the Closing Date.

Vero Office Portfolio	Note	Control	Original Balance	Note Holder
	A-1	Yes	$23,000,000	AREF2
	A-2	No	20,000,000	AREF2
	A-3	No	32,500,000	Benchmark 2024-V6
	A-4	No	32,500,000	Benchmark 2024-V6
Total			$108,000,000
Casa Cipriani	Note	Control	Original Balance	Note Holder
	A-1	Yes	$53,000,000	Benchmark 2024-V6
	A-2	No	30,000,000	JPMCB
	A-3	No	20,000,000	AREF2
Total			$103,000,000
Wateridge	Note	Control	Original Balance	Note Holder
	A-1	Yes	$50,000,000	Benchmark 2024-V6
	A-2	No	15,000,000	DBRI
Total			$65,000,000
Lexmark	Note	Control	Original Balance	Note Holder
	A-1	Yes	$50,000,000	Benchmark 2024-V6
	A-2	No	32,500,000	UBS AG
Total			$82,500,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Whole Loans (continued)

Tysons Corner Center	Note	Control	Original Balance	Note Holder
	A-1-1	Yes	$176,080,000	TYSN 2023-CRNR
	A-1-2	No	30,000,000	Benchmark 2024-V5
	A-1-3	No	20,000,000	BBCMS 2024-5C25(1)
	A-1-4	No	10,000,000	Benchmark 2024-V5
	A-1-5	No	10,000,000	BMO 2024-5C3
	A-1-6-1	No	32,920,000	Benchmark 2024-V6
	A-1-6-2	No	5,000,000	BBCMS 2024-5C25(1)
	A-2-1	No	88,040,000	TYSN 2023-CRNR
	A-2-2	No	20,000,000	Benchmark 2024-V5
	A-2-3-1	No	10,000,000	BMO 2024-5C3
	A-2-3-2	No	10,000,000	Benchmark 2024-V6
	A-2-4	No	13,960,000	Benchmark 2024-V5
	A-3-1	No	88,040,000	TYSN 2023-CRNR
	A-3-2	No	20,000,000	BANK5 2024-5YR5
	A-3-3	No	10,000,000	BANK5 2024-5YR5
	A-3-4-1	No	21,500,000	BANK5 2024-5YR5
	A-3-4-2	No	2,460,000	JPMCB
	A-4-1	No	88,040,000	TYSN 2023-CRNR
	A-4-2	No	30,000,000	BMO 2024-5C3
	A-4-3	No	23,960,000	BMO 2024-5C3
Total			$710,000,000
(1)	The BBCMS 2024-5C25 transaction is expected to close on or prior to the Closing Date.

Staten Island Mall	Note	Control	Original Balance	Note Holder
	A-1	No	$28,500,000	BMO 2024-5C3
	A-2	Yes	25,000,000	BBCMS 2024-5C25(1)
	A-3	No	15,000,000	Benchmark 2024-V6
	A-4	No	11,500,000	BBCMS 2024-5C25(1)
	A-5	No	30,000,000	BBCMS 2024-5C25(1)
	A-6	No	15,000,000	Benchmark 2024-V6
	A-7	No	10,000,000	Benchmark 2024-V6
	A-8	No	5,000,000	BBCMS 2024-5C25(1)
	A-9	No	25,000,000	WFBNA
	A-10	No	20,000,000	WFBNA
	A-11	No	10,000,000	WFBNA
	A-12	No	5,000,000	WFBNA
Total			$200,000,000
(1)	The BBCMS 2024-5C25 transaction is expected to close on or prior to the Closing Date.

Wildwood Center	Note	Control	Original Balance	Note Holder
	A-1	Yes	$35,000,000	Benchmark 2024-V6
	A-2	No	10,000,000	BSPRT
	A-3	No	10,000,000	BSPRT
	A-4	No	5,000,000	BSPRT
	A-5	No	5,000,000	BSPRT
Total			$65,000,000
Timber Creek Crossing	Note	Control	Original Balance	Note Holder
	A-1	Yes	$31,625,000	BANK5 2024-5YR5
	A-2	No	25,875,000	Benchmark 2024-V6
Total			$57,500,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

22

STRUCTURAL OVERVIEW (continued)

Whole Loans (continued)

369 Lexington Avenue & 2 West 46th Street	Note	Control	Original Balance	Note Holder
	A-1-1	Yes	$29,000,000	BMO 2023-5C2
	A-1-2	No	1,000,000	Benchmark 2024-V6
	A-2	No	10,725,000	Benchmark 2024-V6
	A-3	No	10,000,000	Benchmark 2024-V6
	A-4	No	20,000,000	BMO 2023-5C2
	A-5	No	15,000,000	BBCMS 2023-5C23
	A-6-1	No	9,000,000	BMO 2023-5C2
	A-6-2	No	1,000,000	BBCMS 2023-5C23
	A-7	No	5,725,000	BBCMS 2023-5C23
Total			$101,450,000
Sheraton Hotel Brooklyn	Note	Control	Original Balance	Note Holder
	A-1	Yes	$30,000,000	BBCMS 2024-5C25(1)
	A-2	No	25,000,000	BBCMS 2024-5C25(1)
	A-3	No	20,000,000	Benchmark 2024-V6
	A-4	No	10,000,000	BBCMS 2024-5C25(1)
Total			$85,000,000
(1)	The BBCMS 2024-5C25 transaction is expected to close on or prior to the Closing Date.
Coastline Apartments	Note	Control	Original Balance	Note Holder
	A-1	Yes	$24,000,000	AREF2
	A-2-1	No	10,000,000	Benchmark 2024-V6
	A-2-2	No	14,000,000	BMO
Total			$48,000,000
Syngenta Woodland	Note	Control	Original Balance	Note Holder
	A-1	No	$10,000,000	Benchmark 2024-V6
	A-2	Yes	19,585,518	DBRI
Total			$29,585,518
AutoNation	Note	Control	Original Balance	Note Holder
	A-1-1	Yes	$22,900,000	BBCMS 2024-C24
	A-1-2	No	7,100,000	Benchmark 2024-V6
	A-2-1	No	19,100,000	BBCMS 2024-C24
	A-2-2	No	5,900,000	AREF2
Total			$55,000,000
Crescent Center	Note	Control	Original Balance	Note Holder
	A-1	Yes	$15,000,000	BMO 2024-5C3
	A-2	No	12,000,000	GCMC
	A-3	No	10,000,000	BMO 2024-5C3
	A-4-1	No	3,750,000	BMO 2024-5C3
	A-4-2	No	6,250,000	GCMC
	A-5	No	5,000,000	Benchmark 2024-V6
Total			$52,000,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

23

STRUCTURAL OVERVIEW (continued)
Servicing Standard	Each of the serviced mortgage loans and serviced whole loans will be serviced by the master servicer and the special servicer pursuant to the terms of the Benchmark 2024-V6 PSA. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders (and, if applicable, such companion loan holder), constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure) in accordance with the Mortgage Loan documents or, in the event the Mortgage Loan documents are silent, by using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.
“Calculation Rate” means:
(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and
(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal) of the related mortgaged property.

Termination of

Special Servicer	Except as limited by certain conditions described in the Preliminary Prospectus and subject to the rights of the holder of any related Companion Loan under the related Co-Lender Agreement, prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the special servicer, with or without cause, at any time.
If at any time a Control Termination Event is continuing, the holders of the principal balance certificates and the Class RR certificates may generally replace the special servicer without cause, as described in this paragraph. The holders of at least 25% of the voting rights of the principal balance certificates and the Class RR certificates may request a vote to replace the special servicer (other than with respect to a non-serviced whole loan). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of principal balance certificates and the Class RR certificates evidencing (a) at least 75% of a Quorum, or (b) more than 50% of the aggregate voting rights of each class of Non-Reduced Interests vote affirmatively to so replace the special servicer.
A “Quorum” means, in connection with any solicitation of votes in connection with the replacement of the special servicer described above or the asset representations reviewer described below, the holders of voting rights evidencing at least 75% of the aggregate voting rights (taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) of all principal balance certificates and the Class RR certificates on an aggregate basis.
If at any time the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, and (2) the replacement of the special servicer would be in the best interest of the certificateholders as a collective whole, the operating advisor will be have the right to recommend the replacement of the special servicer. The operating advisor’s recommendation to replace the special servicer must be confirmed within 180 days of after the notice is posted to the certificate administrator’s website by an affirmative vote of holders of voting rights evidencing at least a majority of a quorum (which, for this purpose is the holders that (i) evidence at least 20% of the aggregate voting rights (taking into account the application of any appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates on an aggregate basis and (ii) consist of at least three certificateholders or certificate owners that are not risk retention affiliated with each other).
If the special servicer obtains knowledge that it has become a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan or whole loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan or whole loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan or whole loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the Benchmark 2024-V6 PSA.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

24

STRUCTURAL OVERVIEW (continued)
Servicing Compensation	Modification Fees: With respect to the serviced mortgage loans and serviced companion loans certain fees resulting from modifications, extensions, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or the special servicer. Within any prior 12 month period, all excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.
All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).
Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses that are still outstanding on the related serviced mortgage loan, and any excess received with respect to a serviced mortgage loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.
Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced loan and any REO property and, in certain circumstances, each serviced mortgage loan that is not a specially serviced mortgage loan, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date.
Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced mortgage loan within 90 days of the maturity default.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

25

STRUCTURAL OVERVIEW (continued)
Operating Advisor	The operating advisor will have access to any final asset status report and information available with respect to the transaction on the certificate administrator’s website and will have certain monitoring responsibilities on behalf of the entire issuing entity. After the occurrence and during the continuance of an Operating Advisor Consultation Event, the operating advisor will be required to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)).
The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Interests vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Interests that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Interests have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.
An “Operating Advisor Consultation Event” will occur when either (i) the aggregate certificate balance of the HRR Certificates (taking into account the application of any appraisal reduction amounts to notionally reduce the certificate balance of any class of the HRR Certificates) is 25% or less of the initial aggregate Certificate Balance of the HRR Certificates or (ii) with respect to any mortgage loan or serviced whole loan, a control termination event has occurred and is continuing.

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. The specified delinquency threshold will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders evidencing not less than 25% of the voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of holders of voting rights evidencing more than 75% of a Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

26

STRUCTURAL OVERVIEW (continued)

Dispute Resolution

Provisions	Each mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by such mortgage loan seller and such mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting holder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the related mortgage loan seller with respect to the repurchase request and the initial requesting holder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting holder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting holder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.
“Resolved” means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the related mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles such mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.
Deal Website	The certificate administrator will maintain a deal website including, but not limited to:
—all special notices delivered.
—summaries of final asset status reports.
—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.
—an “Investor Q&A Forum” and a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

27

CERTAIN DEFINITIONS
■	“ADR”: For any hospitality property, average daily rate.
■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than seven months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state a “prospective value upon stabilization”, “prospective market value at completion”, or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to a mortgage loan secured by the portfolio of mortgaged properties, the Appraised Value represents the “as-is” value for the portfolio of mortgaged properties as a collective whole, which may be higher than the aggregate of the “as-is” appraised value of the individual mortgaged properties. Unless otherwise indicated in the definition of “Cut-off Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus, the Cut-off Date LTV Ratio is calculated using the “as-is” Appraised Value. For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.
■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.
■	“CBD”: Central business district.
■	“FF&E”: Furniture, fixtures and equipment.
■	“GLA”: Gross leasable area.
■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties and multifamily properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.
■	“MSA”: Metropolitan statistical area.
■	“Non-Reduced Interests”: Each class of certificates (other than Class R or Class X certificates) that has an outstanding certificate balance, as may be notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to that class of certificates, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.
■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.
■	“Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.
■	“RevPAR”: With respect to any hospitality property, revenues per available room.
■	“SF”: Square Feet or Square Foot.
■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties and multifamily properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.
■	“Soft Springing Hard Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.
■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.
■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2019.
■	“TTM”: Trailing twelve months.
■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.
■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

28

CERTAIN DEFINITIONS
■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.
■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

29

Self Storage – Self Storage Various Various, New York	Collateral Asset Summary – Loan No. 1 Prime Storage - Hudson Valley Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 62.6% 1.40x 8.9%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

30

Self Storage – Self Storage Various Various, New York	Collateral Asset Summary – Loan No. 1 Prime Storage - Hudson Valley Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 62.6% 1.40x 8.9%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

31

Self Storage – Self Storage Various Various, New York	Collateral Asset Summary – Loan No. 1 Prime Storage - Hudson Valley Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 62.6% 1.40x 8.9%

Mortgage Loan Information		Properties Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Acquisition	Properties Type – Subtype:	Self Storage – Self Storage
Borrower Sponsor(s):	Robert Moser	Collateral:	Fee
Borrower(s)(1):	Various	Location(6):	Various, New York
Original Balance(2):	$80,000,000	Year Built / Renovated(6):	Various / Various
Cut-off Date Balance(2):	$80,000,000	Property Management:	Prime Group Holdings LLC
% by Initial UPB:	7.3%	Size:	826,261 SF
Interest Rate:	6.23000%	Appraised Value / Per SF:	$219,500,000 / $266
Note Date:	February 27, 2024	Appraisal Date:	January 31, 2024
Original Term:	60 months	Occupancy:	89.6% (as of January 2, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	86.4%
Original Amortization:	NAP	Underwritten NOI:	$12,291,780
Interest Only Period:	60 months	Underwritten NCF:	$12,132,398
First Payment Date:	April 6, 2024
Maturity Date:	March 6, 2029	Historical NOI
Additional Debt Type(2):	Pari-Passu	Most Recent NOI:	$11,746,875 (12/31/2023)
Additional Debt Balance(2):	$57,500,000	2022 NOI:	$11,015,379
Call Protection(3):	L(24),D(30),O(6)	2021 NOI:	$10,447,567
Lockbox / Cash Management:	Soft / Springing	2020 NOI(7):	NAV

Reserves(4)				Financial Information(2)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$166
Taxes:	$420,005	$105,001	NAP	Maturity Date Loan / SF:	$166
Insurance:	$11,373	$5,686	NAP	Cut-off Date LTV:	62.6%
Replacement Reserves:	$0	$11,183	NAP	Maturity Date LTV:	62.6%
TI / LC:	$0	$0	NAP	UW NOI DY:	8.9%
Deferred Maintenance:	$623,732	$0	NAP	UW NCF DSCR:	1.40x
Environmental Reserve:	$118,125	$0	NAP
Other Reserve(5):	$0	Springing	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$137,500,000	60.1%	Purchase Price	$213,000,000	93.1%
Borrower Sponsor Equity	90,488,519	39.6	Closing Costs(8)	14,564,143	6.4
Other Sources	748,859	0.3	Upfront Reserves	1,173,236	0.5
Total Sources	$228,737,378	100.0%	Total Uses	$228,737,378	100.0%
(1)	The borrowers are Prime Storage Fishkill, LLC, Prime Storage Route 9 Wappingers Falls, LLC, Prime Storage Highland, LLC, Prime Storage Route 9 Hyde Park, LLC, Prime Storage New Windsor, LLC, Prime Storage Pleasant Valley, LLC, Prime Storage Warwick, LLC, Prime Storage Neptune Road Poughkeepsie, LLC, Prime Storage Saugerties, LLC, Prime Storage Route 376 Wappingers Falls, LLC, Prime Storage Walden, LLC, Prime Storage Newburgh, LLC, Prime Storage Chester, LLC and Prime Storage Beacon, LLC.
(2)	The Prime Storage - Hudson Valley Portfolio Mortgage Loan (as defined below) is part of the Prime Storage - Hudson Valley Portfolio Whole Loan (as defined below) which is comprised of five pari passu promissory notes with an aggregate original principal balance and cut-off date balance of $137,500,000. The Prime Storage - Hudson Valley Portfolio Whole Loan was originated by Citi Real Estate Funding Inc. (“CREFI”). The Financial Information in the chart above is based on the Prime Storage - Hudson Valley Portfolio Whole Loan.
(3)	The lockout period will be at least 24 payment dates beginning with and including the first payment date on April 6, 2024. Defeasance of the Prime Storage - Hudson Valley Portfolio Whole Loan in full is permitted at any time after the earlier to occur of (i) February 27, 2028 or (ii) the date that is two years from the closing date of the securitization that includes the last pari passu note to be securitized. The assumed lockout period of 24 payments is based on the expected Benchmark 2024-V6 securitization closing date in March 2024. The actual lockout period may be longer.
(4)	For a full description of Reserves, please refer to “Initial and Ongoing Reserves” below.
(5)	Other Reserve includes a springing Debt Service Coverage Ratio Cure Reserve, please refer to “Initial and Ongoing Reserves” below.
(6)	See “Portfolio Summary” below.
(7)	2020 NOI is not available because the borrower sponsor recently acquired the Prime Storage – Hudson Valley Portfolio Properties.
(8)	Closing Costs include a rate buydown fee of $2,750,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

32

Self Storage – Self Storage Various Various, New York	Collateral Asset Summary – Loan No. 1 Prime Storage - Hudson Valley Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 62.6% 1.40x 8.9%

The Loan. The largest mortgage loan (the “Prime Storage - Hudson Valley Portfolio Mortgage Loan”) is part of a whole loan (the “Prime Storage – Hudson Valley Portfolio Whole Loan”) secured by the borrowers’ fee interests in 14 self-storage properties, totaling 7,657 units and 826,261 square feet, located across Upstate New York (the “Prime Storage - Hudson Valley Portfolio Properties”). The Prime Storage - Hudson Valley Portfolio Whole Loan is evidenced by five promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $137,500,000. The Prime Storage - Hudson Valley Portfolio Whole Loan was originated on February 27, 2024 by CREFI and accrues interest at a fixed rate of 6.23000% per annum. The Prime Storage - Hudson Valley Portfolio Whole Loan has an initial term of five years and is interest-only for the full term. The scheduled maturity date of the Prime Storage - Hudson Valley Portfolio Whole Loan is the payment date that occurs on March 6, 2029. The Prime Storage - Hudson Valley Portfolio Whole Loan is evidenced by controlling note A-1 and non-controlling notes A-4 and A-5 with an aggregate outstanding principal balance as of the Cut-off Date of $80,000,000.

The table below summarizes the promissory notes that comprise the Prime Storage – Hudson Valley Portfolio Whole Loan. The relationship between the holders of the Prime Storage – Hudson Valley Portfolio Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$60,000,000	$60,000,000	Benchmark 2024-V6	Yes
A-2	30,000,000	30,000,000	CREFI(1)	No
A-3	27,500,000	27,500,000	CREFI(1)	No
A-4	10,000,000	10,000,000	Benchmark 2024-V6	No
A-5	10,000,000	10,000,000	Benchmark 2024-V6	No
Whole Loan	$137,500,000	$137,500,000
(1)	Expected to be contributed to one or more future securitization transactions or may otherwise be transferred at any time.

The Properties. The Prime Storage - Hudson Valley Portfolio Properties consist of 14 self storage properties, totaling 7,657 units and 826,261 square feet, located across Upstate New York. The Prime Storage - Hudson Valley Portfolio Properties were built between 1940 and 2024 and have an average facility size of approximately 59,019 square feet. The Prime Storage – Hudson Valley Portfolio Properties are located within a 35-mile radius in the Hudson Valley area of New York. The borrower sponsor recently acquired the Prime Storage – Hudson Valley Portfolio Properties for $213,500,000. As of January 2, 2024, the Prime Storage – Hudson Valley Portfolio Properties were 89.6% occupied with a RevPAF of $19.43. The Prime Storage – Hudson Valley Portfolio Properties unit mix consists of 2,146 climate-controlled units totaling 214,642 square feet, 5,434 non climate-controlled units totaling 571,579 square feet, and 77 office units totaling 40,040 square feet. All of the office units are located at the Prime Storage – Poughkeepsie Property and were 95.0% occupied as of January 2, 2024, accounting for approximately 4.9% of underwritten effective gross income. The Prime Storage Portfolio Properties also contain 33 parking spaces which account for approximately 0.3% of underwritten effective gross income. The Prime Storage Portfolio Properties feature a granular property mix with no individual Prime Storage Portfolio property accounting for over 16.0% of UW NOI or 13.7% of total net rentable area.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

33

Self Storage – Self Storage Various Various, New York	Collateral Asset Summary – Loan No. 1 Prime Storage - Hudson Valley Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 62.6% 1.40x 8.9%

The following table presents certain information relating to the Prime Storage - Hudson Valley Portfolio Properties:

Portfolio Summary
Property Name	City, State	Allocated Whole Loan Amounts ($)	Total SF(1)	Total Occ. %(1)	Year Built / Renovation(2)	As-is Appraised Value(2)	UW NOI(1)	% of UW NOI
Prime Storage - New Windsor	New Windsor, NY	$22,260,270	113,545	96.1%	2009-2024 / NAP	$35,600,000	$1,972,042	16.0%
Prime Storage - Wappingers Falls Rt 376	Wappingers Falls, NY	15,361,480	82,800	93.9%	2002-2016 / NAP	23,800,000	1,371,265	11.2
Prime Storage - Wappingers Falls Rt 9	Wappingers Falls, NY	14,449,370	82,512	93.1%	1984 / NAP	21,200,000	1,330,403	10.8
Prime Storage - Hyde Park	Hyde Park, NY	11,203,650	59,714	96.0%	1995-1999 / NAP	15,800,000	983,338	8.0
Prime Storage - Newburgh	Newburgh, NY	10,541,930	63,320	95.9%	1999 / NAP	14,000,000	934,448	7.6
Prime Storage - Highland	Highland, NY	9,602,800	58,114	94.5%	1985-2021 / NAP	12,800,000	848,443	6.9
Prime Storage - Beacon(3)	Beacon, NY	9,014,770	71,853	46.9%	1956, 2023 / 2017	27,800,000	788,238	6.4
Prime Storage - Chester	Chester, NY	8,894,640	50,675	90.5%	2002-2018 / NAP	12,900,000	785,817	6.4
Prime Storage - Fishkill	Fishkill, NY	7,855,340	40,625	88.6%	1940, 1983 / 2020	12,100,000	697,213	5.7
Prime Storage - Warwick	Warwick, NY	7,236,350	42,855	92.9%	1987-1997 / NAP	10,000,000	640,365	5.2
Prime Storage - Walden	Walden, NY	6,458,370	43,375	89.1%	1995-1999 / NAP	9,400,000	576,988	4.7
Prime Storage - Poughkeepsie	Poughkeepsie, NY	6,442,880	54,740	95.0%	1986 / NAP	10,700,000	612,314	5.0
Prime Storage - Saugerties	Saugerties, NY	4,753,950	37,055	93.0%	2007-2021 / NAP	7,400,000	423,886	3.4
Prime Storage - Pleasant Valley	Pleasant Valley, NY	3,424,200	25,078	93.0%	1976-1994 / NAP	6,000,000	327,021	2.7
Total / Wtd. Avg.		$137,500,000	826,261	89.6%		$219,500,000	$12,291,780	100.0%

(1)	Based on the underwritten rent roll dated January 2, 2024. Total SF includes 40,040 SF of storage space currently being utilized as office space at the Prime Storage - Poughkeepsie property and 33 parking spots of which no square footage is attributed to. Total Occ. % presented above is based on total SF. Occupancy based on self storage units is 88.3%.
(2)	Source: Appraisals.
(3)	The Prime Storage – Beacon property was recently renovated by the seller to make all units climate controlled. The recently renovated units are currently in lease up.

The following table presents certain information relating to the unit mix at the Prime Storage - Hudson Valley Portfolio Properties:

Unit Mix(1)
Property Name	Available Units	% of Available Units	Available SF	% of Available SF	% of Climate Controlled Self Storage Units	% of Climate Controlled Self Storage SF	Current Occupancy(2)	December 2023 TTM RevPAF
Prime Storage - New Windsor	1,083	14.1%	113,545	13.7%	32.9%	34.7%	96.1%	$21.25
Prime Storage - Wappingers Falls Rt 376	707	9.2%	82,800	10.0%	35.6%	38.0%	93.9%	$20.37
Prime Storage - Wappingers Falls Rt 9	790	10.3%	82,512	10.0%	3.5%	2.3%	93.1%	$20.38
Prime Storage - Hyde Park	678	8.9%	59,714	7.2%	0.7%	1.0%	96.0%	$20.60
Prime Storage - Newburgh	514	6.7%	63,320	7.7%	23.2%	23.1%	95.9%	$18.53
Prime Storage - Highland	580	7.6%	58,114	7.0%	20.9%	20.9%	94.5%	$18.92
Prime Storage – Beacon(3)	802	10.5%	71,853	8.7%	100.0%	100.0%	46.9%	$12.72
Prime Storage - Chester	398	5.2%	50,675	6.1%	35.2%	35.4%	90.5%	$19.41
Prime Storage - Fishkill	401	5.2%	40,625	4.9%	5.5%	4.6%	88.6%	$22.32
Prime Storage - Warwick	390	5.1%	42,855	5.2%	1.5%	1.2%	92.9%	$18.52
Prime Storage - Walden	431	5.6%	43,375	5.2%	0.0%	0.0%	89.1%	$16.52
Prime Storage - Poughkeepsie	283	3.7%	54,740	6.6%	72.1%	26.9%	95.0%	$23.10
Prime Storage - Saugerties	335	4.4%	37,055	4.5%	23.9%	18.6%	93.0%	$17.33
Prime Storage - Pleasant Valley	265	3.5%	25,078	3.0%	4.2%	2.5%	93.0%	$21.73
Total / Wtd. Avg.	7,657	100.0%	826,261	100.0%	28.0%	26.0%	89.6%	$19.43
(1)	Based on the underwritten rent rolls dated January 2, 2024.
(2)	Current Occupancy presented above is based on total SF. Current Occupancy based on the number of units is 88.3%.
(3)	The Prime Storage – Beacon property was recently renovated by the seller to make all units climate controlled. The recently renovated units are currently in lease up.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

34

Self Storage – Self Storage Various Various, New York	Collateral Asset Summary – Loan No. 1 Prime Storage - Hudson Valley Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 62.6% 1.40x 8.9%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Prime Storage - Hudson Valley Portfolio Properties:

Cash Flow Analysis(1)(2)
	2021	2022	2023	UW	UW Per SF
Storage Rental Income	$13,068,543	$13,895,093	$14,367,995	$14,585,423	$17.65
Potential Income from Vacant Units	0	0	0	2,302,314	2.79
Gross Potential Income	$13,068,543	$13,895,093	$14,367,995	$16,887,737	$20.44
Economic Vacancy	0	0	0	(2,302,314)	(2.79)
Gross Potential Before Other Income	$13,068,543	$13,895,093	$14,367,995	$14,585,423	$17.65
Other Income(3)	1,516,416	1,559,186	1,682,486	2,196,985	2.66
Effective Gross Income	$14,584,959	$15,454,279	$16,050,481	$16,782,408	$20.31

Management Fee	583,398	618,171	642,019	671,296	0.81
Payroll & Benefits	920,775	904,485	756,574	807,520	0.98
Utilities	311,465	316,799	373,491	422,748	0.51
Repairs & Maintenance	472,751	607,692	570,104	592,250	0.72
Marketing & Advertising	71,757	81,690	87,760	95,790	0.12
General & Administrative	537,977	619,331	539,355	565,470	0.68
Insurance	108,379	122,391	150,889	152,781	0.18
Real Estate Taxes	1,130,890	1,168,341	1,183,414	1,182,773	1.43
Total Expenses	$4,137,392	$4,438,900	$4,303,606	$4,490,628	$5.43

Net Operating Income	$10,447,567	$11,015,379	$11,746,875	$12,291,780	$14.88
Replacement Reserves	0	0	0	134,192	0.16
TI/LC	0	0	0	25,190	0.03
Net Cash Flow	$10,447,567	$11,015,379	$11,746,875	$12,132,398	$14.68

Occupancy(4)	98.9%	97.3%	90.5%	86.4%
NOI Debt Yield(5)	7.6%	8.0%	8.5%	8.9%
NCF DSCR(5)	1.20x	1.27x	1.35x	1.40x
(1)	Based on the underwritten rent roll dated January 2, 2024.
(2)	2020 financial information is not available because the borrower sponsor recently acquired the Prime Storage – Hudson Valley Portfolio Properties. Other Income consists of insurance income, commercial income and commercial recoveries.
(3)	Other Income is primarily comprised of office income .
(4)	Underwritten occupancy is based on the economic occupancy. The decrease in occupancy between 2022 and 2023 is because of new unit additions at Prime Storage - Beacon.
(5)	NCF DSCR and NOI Debt Yield are based on the Prime Storage – Hudson Valley Portfolio Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

35

Self Storage – Self Storage Various Various, New York	Collateral Asset Summary – Loan No. 1 Prime Storage - Hudson Valley Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 62.6% 1.40x 8.9%

Appraisals. According to the appraisals prepared in connection with the origination of the Prime Storage - Hudson Valley Portfolio Whole Loan, the appraiser concluded to an “as-is” appraised value of $219,500,000 as of January 31, 2024.

Prime Storage - Hudson Valley Portfolio Appraised Value(1)
Property	Value	Capitalization Rate
Prime Storage - New Windsor	$35,600,000	5.8%
Prime Storage - Wappingers Falls Rt 376	$23,800,000	5.5%
Prime Storage - Wappingers Falls Rt 9	$21,200,000	5.5%
Prime Storage - Hyde Park	$15,800,000	5.8%
Prime Storage - Newburgh	$14,000,000	5.8%
Prime Storage - Highland	$12,800,000	5.8%
Prime Storage - Beacon	$27,800,000	5.8%
Prime Storage - Chester	$12,900,000	5.8%
Prime Storage - Fishkill	$12,100,000	5.8%
Prime Storage - Warwick	$10,000,000	5.8%
Prime Storage - Walden	$9,400,000	5.8%
Prime Storage - Poughkeepsie	$10,700,000	6.3%
Prime Storage - Saugerties	$7,400,000	6.0%
Prime Storage - Pleasant Valley	$6,000,000	5.8%
Total / Wtd. Avg.	$219,500,000	5.7%
(1)	Source: Appraisals.

Environmental Matters. The Phase I environmental reports, dated January 3, 2024, identified recognized environmental conditions at the Prime Storage – Fishkill property associated with the presence of two underground storage tanks. The Phase I environmental reports also identified elevated levels of various constituents in potable water wells at the following Prime Storage – Hudson Valley Portfolio Properties: (1) Prime Storage - Wappingers Falls Rt 376 (elevated levels of total coliform); (2) Prime Storage - Warwick (elevated levels of chloride and ion); (3 Prime Storage - Pleasant Valley (elevated levels of iron); (4) Prime Storage - Hyde Park (elevated levels of chloride); (5) Prime Storage - Fishkill (elevated levels of cadmium, chloride, lead, and total coliform); and, (6) Prime Storage - Chester (elevated levels of iron). To address those findings related to total coliform, the Phase I ESA consultant recommended determining the source of the total coliform and/or removing the bacteria via treatment with an appropriate disinfectant, such as bleach or chlorine. In connection with the origination of the Prime Storage - Hudson Valley Portfolio Whole Loan, the borrowers and the guarantor executed an environmental indemnity agreement. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

36

Self Storage – Self Storage Various Various, New York	Collateral Asset Summary – Loan No. 1 Prime Storage - Hudson Valley Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 62.6% 1.40x 8.9%

The Market. The Prime Storage - Hudson Valley Portfolio Properties are located within the Hudson Valley region of New York State across Ulster, Dutchess and Orange Counties. The following table includes information regarding the demographics of each immediate trade area for the individual Prime Storage – Hudson Valley Portfolio Properties:

Demographic Summary
		Population		Median Household Income
Property Name	Location	3-Mile	5-Mile	3-Mile	5-Mile
Prime Storage - New Windsor	New Windsor, NY	58,290	100,536	$71,044	$82,989
Prime Storage - Wappingers Falls Rt 376	Wappingers Falls, NY	21,872	69,784	$117,861	$107,302
Prime Storage - Wappingers Falls Rt 9	Wappingers Falls, NY	30,454	74,360	$92,060	$100,488
Prime Storage - Hyde Park	Hyde Park, NY	22,273	78,453	$83,773	$66,002
Prime Storage - Newburgh	Newburgh, NY	40,097	91,205	$83,667	$83,606
Prime Storage - Highland	Highland, NY	41,604	80,627	$55,733	$68,263
Prime Storage - Beacon	Beacon, NY	35,349	84,632	$88,997	$81,841
Prime Storage - Chester	Chester, NY	9,861	35,612	$127,901	$115,083
Prime Storage - Fishkill	Fishkill, NY	36,662	73,669	$88,194	$95,899
Prime Storage - Warwick	Warwick, NY	12,570	30,989	$108,571	$111,682
Prime Storage - Walden	Walden, NY	14,719	32,579	$87,423	$94,571
Prime Storage - Poughkeepsie	Poughkeepsie, NY	28,946	100,786	$104,095	$78,582
Prime Storage - Saugerties	Saugerties, NY	13,733	24,450	$70,134	$77,202
Prime Storage - Pleasant Valley	Pleasant Valley, NY	9,697	24,677	$89,965	$92,878
Wtd. Avg. (based on UW NOI)		31,286	72,285	$90,064	$89,860

The Borrowers and the Borrower Sponsor. The borrowers are Prime Storage Fishkill, LLC, Prime Storage Route 9 Wappingers Falls, LLC, Prime Storage Highland, LLC, Prime Storage Route 9 Hyde Park, LLC, Prime Storage New Windsor, LLC, Prime Storage Pleasant Valley, LLC, Prime Storage Warwick, LLC, Prime Storage Neptune Road Poughkeepsie, LLC, Prime Storage Saugerties, LLC, Prime Storage Route 376 Wappingers Falls, LLC, Prime Storage Walden, LLC, Prime Storage Newburgh, LLC, Prime Storage Chester, LLC and Prime Storage Beacon, LLC., each a Delaware limited liability company. Each borrower is a single purpose entity having at least one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Prime Storage - Hudson Valley Portfolio Whole Loan.

The non-recourse carveout guarantor is Robert Moser. Robert Moser founded Prime Group Holdings in 2013 and currently serves as the CEO. Mr. Moser has more than 25 years of experience as an owner, operator and investor in niche real estate assets, including self storage, manufactured home communities and recreation vehicle resorts. Headquartered in Saratoga Springs, New York, Prime Group Holdings is a full-service vertically integrated real estate owner-operator focused on acquiring and adding value to self storage facilities located throughout North America. See “Description of the Mortgage Pool—Litigation and Other Legal Considerations” in the Preliminary Prospectus.

Property Management. The Prime Storage - Hudson Valley Portfolio Properties are managed by Prime Group Holdings LLC, a borrower affiliated property management company.

Initial and Ongoing Reserves. At origination of the Prime Storage - Hudson Valley Portfolio Whole Loan, the borrowers deposited approximately (i) $420,005 into a reserve account for real estate taxes, (ii) $11,373 into a reserve account for insurance premiums, (iii) $118,125 into an environmental reserve and (iv) $623,732 into a reserve account for deferred maintenance.

Tax Reserve. The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $105,001).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

37

Self Storage – Self Storage Various Various, New York	Collateral Asset Summary – Loan No. 1 Prime Storage - Hudson Valley Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 62.6% 1.40x 8.9%

Insurance Reserve. The borrowers are required to deposit into an insurance reserve, 1/12th of an amount which would be sufficient to pay the insurance premiums with respect to the insurance policies which cover solely the Prime Storage - Hudson Valley Portfolio Properties and, at the option of the lender, if the insurance policies which cover the Prime Storage - Hudson Valley Portfolio Properties and any non-collateral properties does not constitute an approved blanket or umbrella policy pursuant to the Prime Storage - Hudson Valley Portfolio Whole Loan documents, or the lender requires the applicable borrowers to obtain a separate policy, 1/12 of an amount which would be sufficient to pay the insurance premiums due for the renewal of the coverage afforded by such policies upon the expiration thereof (initially estimated to be approximately $5,686).

Replacement Reserve. The borrowers are required to deposit into a replacement reserve, on a monthly basis, an amount equal to 1/12 of $0.10 per rentable square foot at the Prime Storage - Hudson Valley Portfolio Properties (initially estimated to be approximately $11,183 per month).

Debt Service Coverage Ratio Cure Reserve – In the event the borrowers deliver to the lender any Debt Service Coverage Ratio Cure Collateral (as defined below) in accordance with the terms of Prime Storage - Hudson Valley Portfolio Whole Loan documents, the lender will deposit such cash Debt Service Coverage Ratio Cure Collateral into a debt service coverage ratio cure reserve account. If the debt service coverage Ratio is equal to or greater than 1.15x for two calendar quarters (without regard to any such Debt Service Coverage Ratio Cure Collateral), and provided no event of default under the related Prime Storage - Hudson Valley Portfolio Whole Loan documents has occurred and is continuing and no Trigger Period (as defined below) then exists, funds on deposit in such account will be disbursed to the borrowers and any Debt Service Coverage Ratio Cure Collateral in the form of a letter of credit will be returned to the borrowers.

Lockbox / Cash Management. The Prime Storage - Hudson Valley Portfolio Whole Loan is structured with a soft lockbox and springing cash management. The borrowers are required to establish segregated lockbox accounts for the Prime Storage – Hudson Valley Portfolio Properties (individually or collectively as the context may require, the “Restricted Account”) and, upon a Trigger Period, the lender will establish, on the borrowers’ behalf, a cash management account and an account into which the borrowers will deposit, or cause to be deposited the amounts required for the payment of debt service under the Prime Storage - Hudson Valley Portfolio Whole Loan. The Restricted Account is subject to an account control agreement in favor of the lender. All revenues from the Prime Storage - Hudson Valley Portfolio Properties are required to be deposited by the borrowers or property manager into the applicable Restricted Account within one business day of the borrowers’ or property manager’s receipt thereof. So long as a Trigger Period has not occurred and is not continuing, all amounts on deposit in the Restricted Account will be disbursed to or at the direction of the borrowers as directed by the borrowers in accordance with the account control agreement for the Restricted Account. Upon the occurrence and continuance of a Trigger Period, all amounts on deposit in the Restricted Account will be transferred on each business day into the cash management account and will be applied as provided in the Prime Storage - Hudson Valley Portfolio Whole Loan documents.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Prime Storage – Hudson Valley Whole Loan documents, and (ii) the date that the debt service coverage ratio falls below 1.10x and (B) expiring upon (x) with regard to clause (A)(i) above, the cure (if applicable) of such event of default, and (y) with regard to clause (A)(ii) above, the earlier of (1) date that the debt service coverage ratio is equal to or greater than 1.15x for two consecutive calendar quarters (the satisfaction of this clause (B)(y)(1), a “Debt Service Coverage Ratio Cure”) and (2) the date upon which (A) prior to the Prepayment Release Date (as defined below), the borrowers deposited into the debt service coverage ratio cure reserve account the Debt Service Coverage Ratio Cure Amount and (B) on and after the Prepayment Release Date, the borrowers have prepaid the Prime Storage - Hudson Valley Portfolio Whole Loan in an amount that results in a Debt Service Coverage Ratio Cure Amount. Notwithstanding the foregoing, a Trigger Period will not be deemed to expire in the event that a Trigger Period then exists for any other reason.

“Prepayment Release Date” means the payment date in October 2028.

“Debt Service Coverage Ratio Cure Amount” means with respect to a cure of a Trigger Period commenced in accordance with clause (A)(ii) of the definition thereof, an amount that, if applied to the reduction of the Prime Storage - Hudson Valley Portfolio Whole Loan, would result in a Debt Service Coverage Ratio Cure (without any obligation for the applicable debt service coverage ratio to be satisfied for two consecutive calendar quarters).

“Debt Service Coverage Ratio Cure Collateral” means cash or an acceptable letter of credit in an amount equal to the applicable Debt Service Coverage Ratio Cure Amount.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

38

Self Storage – Self Storage Various Various, New York	Collateral Asset Summary – Loan No. 1 Prime Storage - Hudson Valley Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 62.6% 1.40x 8.9%

Release of Collateral. Provided that no event of default is continuing under the Prime Storage - Hudson Valley Portfolio Whole Loan documents (I) at any time (a) after the earlier of (x) February 27, 2028 and (y) the date that is two years after the closing date of the securitization that includes the last note to be securitized, and (b) before the Prepayment Release Date, the borrowers may deliver defeasance collateral and obtain release of one or more individual Prime Storage – Hudson Valley Portfolio Properties, and (II) at any time on or after the Prepayment Release Date and prior to the maturity date of the Prime Storage - Hudson Valley Portfolio Whole Loan, the borrowers may partially prepay the Prime Storage - Hudson Valley Portfolio Whole Loan and obtain release of one or more individual Prime Storage – Hudson Valley Portfolio Properties, in each case, provided that, among other conditions, (i) the defeasance collateral or partial prepayment, as applicable, is in an amount equal to the greater of (a) 120% of the allocated loan amount for the individual Prime Storage – Hudson Valley Portfolio Property, and (b) lender’s allocation of 100% of the net sales proceeds applicable to such individual Prime Storage – Hudson Valley Portfolio Property, (ii) the borrower delivers a REMIC opinion, and (iii) as of the date of notice of the partial release and the consummation of the partial release (whether by partial prepayment or partial defeasance), after giving effect to the release, the debt service coverage ratio with respect to the remaining Prime Storage - Hudson Valley Portfolio Properties is equal to or greater than the greater of (a) 1.42x, and (b) the debt service coverage ratio for all of the Prime Storage – Hudson Valley Portfolio Properties immediately prior to the date of notice of the partial release or the consummation of the partial release, as applicable; provided, that, in the event such condition is not satisfied, the borrowers must, in addition to the amounts payable pursuant to clause (i) above, (1) on and after the Prepayment Release Date, prepay the Prime Storage - Hudson Valley Portfolio Whole Loan in an amount which would satisfy such condition, together with, without limitation, any interest shortfall applicable thereto and (2) prior to the Prepayment Release Date, the borrowers must have deposited with the lender cash or an acceptable letter of credit in an amount that, if applied to the reduction of the Prime Storage - Hudson Valley Portfolio Whole Loan, would result in, for the period from (and including) a debt service coverage ratio equal to or greater than 1.15x for two consecutive calendar quarters.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

39

Hospitality – Full Service Various Various, Various	Collateral Asset Summary – Loan No. 2 Warwick Melrose & Allerton	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,000,000 46.4% 1.52x 14.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

40

Hospitality – Full Service Various Various, Various	Collateral Asset Summary – Loan No. 2 Warwick Melrose & Allerton	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,000,000 46.4% 1.52x 14.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

41

Hospitality – Full Service Various Various, Various	Collateral Asset Summary – Loan No. 2 Warwick Melrose & Allerton	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,000,000 46.4% 1.52x 14.3%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type - Subtype:	Hospitality – Full Service
Borrower Sponsor(s):	Warwick Amusements Corporation	Collateral:	Fee
Borrower(s):	Warwick Melrose Dallas Corporation and Warwick Chicago Corporation	Location(4):	Various, Various
Original Balance:	$78,000,000	Year Built / Renovated(4):	1924 / Various
Cut-off Date Balance:	$78,000,000	Property Management:	Self-Managed
% by Initial UPB:	7.2%	Size:	623 Rooms
Interest Rate:	8.14000%	Appraised Value / Per Room:	$168,200,000 / $269,984
Note Date:	February 22, 2024	Appraisal Date:	Various
Original Term:	60 months	Occupancy:	70.2% (as of December 31, 2023)
Amortization:	Interest Only	UW Economic Occupancy:	70.2%
Original Amortization:	NAP	Underwritten NOI:	$11,122,157
Interest Only Period:	60 months	Underwritten NCF:	$9,793,357
First Payment Date:	April 6, 2024
Maturity Date:	March 6, 2029	Historical NOI
Additional Debt Type(1):	NAP	Most Recent NOI:	$11,714,670 (December 31, 2023)
Additional Debt Balance:	NAP	2022 NOI(5):	$13,746,918
Call Protection:	L(24),D(29),O(7)	2021 NOI(5):	$6,296,514
Lockbox / Cash Management:	Springing / Springing	2020 NOI(5):	NAV
Reserves(2)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan Per Room:	$125,201
Taxes:	$228,356	$228,356	NAP	Maturity Date Loan Per Room:	$125,201
Insurance:	$150,135	$15,014	NAP	Cut-off Date LTV:	46.4%
FF&E Reserve:	$0	$121,857	NAP	Maturity Date LTV:	46.4%
Deferred Maintenance:	$30,250	NAP	NAP	UW NOI DY:	14.3%
Other(3):	$0	Springing	$1,250,000	UW NCF DSCR:	1.52x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$78,000,000	77.7%	Loan Payoff	$97,676,588	97.3%
Borrower Sponsor Equity	22,352,173	22.3	Closing Costs	2,266,844	2.3
			Upfront Reserves	408,742	0.4
Total Sources	$100,352,173	100.0%	Total Uses	$100,352,173	100.0%
(1)	In connection with the origination of the Warwick Melrose & Allerton Mortgage Loan (as defined below), the related borrower, Warwick Chicago Corporation, entered into an intercompany loan with the borrower sponsor and non-recourse carveout guarantor, Warwick Amusements Corporation. See “Description of the Mortgage Pool—Additional Indebtedness—Other Unsecured Indebtedness” in the Preliminary Prospectus.
(2)	See “Initial and Ongoing Reserves” below.
(3)	Other Reserves consists of a (i) springing monthly PIP reserve and (ii) springing monthly seasonality reserve that is capped at $1,250,000. See “Initial and Ongoing Reserves” below.
(4)	See “Portfolio Summary” below.
(5)	2020 NOI is not available because the Warwick Melrose & Allerton Properties (as defined below) were partially shutdown during 2020 due to COVID-19 related shutdowns. During this time the borrower sponsor completed renovations on both Warwick Melrose & Allerton Properties. The increase from 2021 NOI to 2022 NOI is primarily attributable to these renovations and the continuing recovery of the hospitality market following the COVID-19 pandemic.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

42

Hospitality – Full Service Various Various, Various	Collateral Asset Summary – Loan No. 2 Warwick Melrose & Allerton	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,000,000 46.4% 1.52x 14.3%

The Loan. The second largest mortgage loan (the “Warwick Melrose & Allerton Mortgage Loan”) is secured by the borrowers’ fee interest in a 184-room full-service hospitality property located in Dallas, Texas and a 439-room full-service hospitality property located in Chicago, Illinois (the “Warwick Melrose & Allerton Properties”). The Warwick Melrose & Allerton Mortgage Loan is comprised of two pari passu notes, with an aggregate outstanding principal balance as of the Cut-off Date of $78,000,000. The Warwick Melrose & Allerton Mortgage Loan was originated on February 22, 2024 by CREFI and accrues interest at a fixed rate of 8.14000% per annum. The Warwick Melrose & Allerton Mortgage Loan has an initial term of five-years and is interest-only for the full term. The scheduled maturity date of the Warwick Melrose & Allerton Mortgage Loan is the payment date that occurs on March 6, 2029.

The Properties. The Warwick Melrose & Allerton Properties are comprised of a 184-room full-service hospitality property located in Dallas, Texas (the “Warwick Melrose Property”) and a 439-room full-service hospitality property located in Chicago, Illinois (the
“Warwick Allerton Property”).

Portfolio Summary
Property Name	City, State(1)	Year Built / Renovated(1)	Rooms(2)	Occupancy(2)	Allocated Loan Cut-off Date Balance	% of Cut-off Date Balance	Appraised Value(1)	U/W NOI(2)	% of U/W NOI(2)
Warwick Melrose	Dallas, TX	1924 / 2019-2021	184	75.2%	$54,000,000	69.2%	$103,500,000	$7,496,569	67.4%
Warwick Allerton	Chicago, IL	1924 / 2022	439	68.2%	24,000,000	30.8%	64,700,000	$3,625,588	32.6%
Total			623	70.2%	$78,000,000	100.0%	$168,200,000	$11,122,157	100.0%
(1)	Source: Appraisals.
(2)	Based on the underwriting dated December 31, 2023.

Warwick Melrose

The Warwick Melrose Property is an eight story, 184-room, full-service hotel that was built in 1924 and is located in the Uptown Oak Lawn neighborhood of Dallas, Texas. The Warwick Melrose Property recently underwent a renovation and expansion between 2019 and 2021 that included a complete renovation of guestroom bathrooms, replacement of some FF&E, and the addition of a new conference center, outdoor pool, and spa. The Warwick Melrose Property benefits from its proximity to Downtown Dallas, approximately 2.4 miles away, Victory Park, approximately 1.6 miles away, Southern Methodist University, approximately 2.8 miles way, and the Dallas Market Center, approximately 1.5 miles away. According to a third party market research report the estimated demand segmentation for the Warwick Melrose Property consisted of 82.0% transient and 18.0% group.

The Warwick Melrose Property contains 163 guestrooms and 21 suites. Amenities at the Warwick Melrose Property include approximately 11,375 square feet of meeting space, three food and beverage outlets, a six treatment-room spa, a fitness center, and a heated outdoor swimming pool. The food and beverage outlets at the Warwick Melrose Property include the Landmark Prime Rib, a farm-to-table steakhouse, The Library, a piano bar offering food and drinks with live entertainment and By the Pool, a pool bar offering drinks, salads, sandwiches and snacks.

The following table presents certain information relating to the December 2023 demand analysis with respect to the Warwick Melrose Property based on market segmentation, as provided by a third-party market research report for the Warwick Melrose Property:

Demand Segmentation(1)
Property	Rooms	Transient	Group
Warwick Melrose	184	82.0%	18.0%
(1)	Source: Third party market research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

43

Hospitality – Full Service Various Various, Various	Collateral Asset Summary – Loan No. 2 Warwick Melrose & Allerton	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,000,000 46.4% 1.52x 14.3%

The following table present certain information relating to the current and historical occupancy, ADR and RevPAR at the Warwick Melrose Property and its competitors:

Occupancy, ADR, RevPAR(1)
	Warwick Melrose(2)			Competitive Set(3)			Penetration Factor(4)
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2021	68.3%	$143.78	$98.16	47.7%	$199.43	$95.03	143.3%	72.1%	103.3%
2022	75.7%	202.61	153.48	62.5%	238.32	148.84	121.3%	85.0%	103.1%
2023	75.2%	219.01	164.71	67.1%	250.42	168.04	112.1%	87.5%	98.0%
(1)	Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Warwick Melrose Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for the Warwick Melrose Property are based on the underwritten cash flow.
(3)	Occupancy, ADR and RevPAR for the Competitive Set are based on data provided by a third-party hospitality research report. The Competitive Set for 2021, 2022 and 2023 includes Rosewood Mansion On Turtle Creek, Fairmont Dallas, Dallas Marriott Downtown, The Adolphus, Autograph Collection, Le Meridien Dallas The Stoneleigh and The Highland Dallas, Curio Collection by Hilton.
(4)	Penetration Factor is calculated based on the underwritten cash flow and competitive set data provided by a third-party hospitality research report.

Warwick Allerton

The Warwick Allerton Property is a 26-story, 439-room, full-service hotel that was built in 1924 and is located in the Streeterville neighborhood of Chicago, Illinois. The Warwick Allerton Property has undergone approximately $16.2 million in renovations since 2015 including façade restoration, elevator modernization and window replacements, rolling guestroom renovations on the 4th through 17th floors and most recently to the lobby and restaurant in 2022. According to a third party market research report the estimated demand segmentation for the Warwick Allerton Property consisted of 89.5% transient and 10.5% group.

The Warwick Allerton Property contains 337 guestrooms, 87 suites and 15 ADA rooms. Amenities at the Warwick Allerton Property include approximately 11,515 square feet of meeting space, a lobby lounge with capacity for 66 people, a business center, a fitness center, and valet parking.

The following table presents certain information relating to the December 2023 demand analysis with respect to the Warwick Allerton Property based on market segmentation, as provided by a third-party market research report for the Warwick Allerton Property:

Demand Segmentation(1)
Property	Rooms	Transient	Group
Warwick Allerton	439	89.5%	10.5%
(1)	Source: Third party market research report.

The following tables present certain information relating to the current and historical occupancy, ADR and RevPAR at the Warwick Allerton Property and its competitors:

Occupancy, ADR, RevPAR(1)
	Warwick Allerton(2)			Competitive Set(3)			Penetration Factor(4)
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2021	38.9%	$124.65	$48.47	43.3%	$120.69	$52.21	89.9%	103.3%	92.8%
2022	67.7%	143.17	96.99	58.4%	158.18	92.40	116.0%	90.5%	105.0%
2023	68.2%	135.89	92.63	66.7%	154.38	102.98	102.2%	88.0%	90.0%
(1)	Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Warwick Allerton Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for the Warwick Allerton Property are based on the underwritten cash flow.
(3)	Occupancy, ADR and RevPAR for the Competitive Set are based on data provided by a third-party hospitality research report. The Competitive Set for 2021, 2022 and 2023 includes the Hampton Inn Chicago Downtown/Magnificent Mile, The Whitehall Hotel, BW Premier Collection, Gale Chicago, Millennium Knickerbocker Chicago and The Chicago Hotel Collection Magnificent Mile.
(4)	Penetration Factor is calculated based on the underwritten cash flow and competitive set data provided by a third-party hospitality research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

44

Hospitality – Full Service Various Various, Various	Collateral Asset Summary – Loan No. 2 Warwick Melrose & Allerton	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,000,000 46.4% 1.52x 14.3%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Warwick Melrose & Allerton Properties:

Cash Flow Analysis
	2021(1)	2022(1)	2023	UW	UW Per Room(2)
Occupancy (%)	47.6%	70.1%	70.2%	70.2%
ADR	$132.76	$162.14	$162.17	$162.17
RevPar	$63.14	$113.67	$113.92	$113.92

Rooms Revenue	$14,400,728	$25,848,870	$25,904,748	$25,904,748	$41,581
Food & Beverage Revenue	2,702,737	5,903,133	6,895,285	6,895,285	$11,068
Other Revenue(3)	3,299,490	3,617,714	3,757,123	3,757,123	$6,031
Total Revenue	$20,402,956	$35,369,717	$36,557,157	$36,557,157	$58,679

Rooms Expense	$3,765,806	$5,986,536	$7,070,636	$7,070,636	$11,349
Food & Beverage Expense	1,975,779	3,903,806	4,648,279	4,648,279	$7,461
Other Departmental Expenses	1,052,768	1,157,877	1,089,272	1,089,272	$1,748
Departmental Expenses	$6,794,353	$11,048,218	$12,808,187	$12,808,187	$20,559

Departmental Profit	$13,608,603	$24,321,499	$23,748,970	$23,748,970	$38,120

Management Fee	$612,089	$1,061,092	$1,096,715	$1,096,715	$1,760
Marketing and Franchise Fee	1,278,897	2,667,563	3,062,886	3,062,886	$4,916
Other Undistributed Expenses(4)	3,965,683	5,358,915	5,877,065	5,877,065	$9,433
Total Undistributed Expenses	$5,856,669	$9,087,569	$10,036,665	$10,036,665	$16,110

Real Estate Taxes(5)	$1,117,089	$1,061,615	$1,623,094	$2,244,081	$3,602
Property Insurance	322,587	416,407	367,071	338,596	$543
Other Fixed Expense(6)	15,743	8,990	7,470	7,470	$12
Net Operating Income	$6,296,514	$13,746,918	$11,714,670	$11,122,157	$17,853

FF&E	691,008	1,288,808	1,328,800	1,328,800	$2,133
Net Cash Flow	$5,605,506	$12,458,111	$10,385,870	$9,793,357	$15,720

NCF DSCR	0.87x	1.94x	1.61x	1.52x
NOI Debt Yield	8.1%	17.6%	15.0%	14.3%
(1)	2020 NOI is not available because the Warwick Melrose & Allerton Properties were partially shutdown during 2020 due to COVID-19 related shutdowns. During this time the borrower sponsor completed renovations on both the Warwick Melrose Property and the Warwick Allerton Property. The increase from 2021 NOI to 2022 NOI is primarily attributable to these renovations and the continuing recovery of the hospitality market following the COVID-19 pandemic.
(2)	UW Per Room is based on 623 rooms.
(3)	Other Revenue consists of telephone, parking, spa and miscellaneous income.
(4)	Other Undistributed Expenses consist of administrative and general expenses, operations and maintenance, heat, power, light, info and telecom expenses.
(5)	The increase in real estate taxes from 2022 to 2023 is primarily attributable to increasing occupancy and performance at the Warwick Melrose & Allerton Properties from 2021 to 2022. UW taxes are based on the appraisers estimated 2023 taxes to be paid in 2024.
(6)	Other Fixed Expense is comprised of Equipment Leases.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

45

Hospitality – Full Service Various Various, Various	Collateral Asset Summary – Loan No. 2 Warwick Melrose & Allerton	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,000,000 46.4% 1.52x 14.3%

Appraisals. According to the appraisals, the Warwick Melrose & Allerton Properties had an aggregate “as-is” appraised value of $168,200,000 as of January 2024. The table below shows the appraiser’s “as-is” conclusions.

Warwick Melrose & Allerton(1)
Property	Appraised Value	Capitalization Rate(2)
Warwick Melrose	$103,500,000	7.36%
Warwick Allerton	$64,700,000	5.66%
Warwick Melrose & Allerton	$168,200,000	6.71%
(1)	Source: Appraisal.
(2)	The appraiser utilized the discounted cash flow approach to value the Warwick Melrose & Allerton Properties. The appraiser concluded to a terminal capitalization rate of 8.50% and a 10.50% discount rate. The capitalization rate above represents the year one implied cap rate based on the discounted cash flow approach.

Environmental Matters. According to the Phase I environmental reports, dated January 2, 2024, there was no evidence of any recognized environmental conditions at the Warwick Melrose & Allerton Properties.

The Market. The Warwick Melrose & Allerton Properties are located in the Oak Lawn neighborhood of uptown Dallas, Texas and the Streeterville neighborhood of Chicago, Illinois respectively.

The Warwick Melrose Property is located at 3015 Oak Lawn Avenue in Dallas, Texas. Nearby demand drivers for the Warwick Melrose Property include its proximity to Downtown Dallas, approximately 2.4 miles away, Victory Park, approximately 1.6 miles away, Southern Methodist University, approximately 2.8 miles away, and the Dallas Market Center, approximately 1.5 miles away.

The Warwick Allerton Property is located at 701 North Michigan Avenue, steps away from North Michigan Avenue, and fronts the Magnificent Mile, which is a primary thoroughfare between Chicago's Loop and Gold Coast neighborhoods. In addition to the Warwick Allerton’s location along the Magnificent Mile nearby demand drivers include the University of Chicago and Northwestern University, along with major corporate presences from Advocate Health Care System, JPMorgan Chase & Co. and Amazon amongst others.

The following table presents certain information relating to the primary competition for the Warwick Melrose Property:

Competitive Set(1)
Property	Number of Rooms	Year Opened	Estimated 2023 Occupancy	Estimated 2023 ADR	Estimated 2023 RevPAR
Warwick Melrose(2)	184	1924	75.2%	$219.01	$164.71
Le Meridien Dallas The Stoneleigh	176	1923	70-75%	$245.00 - $250.00	$170.00 - $175.00
Hotel Crescent Court	226	1985	75-80%	$395.00 - $400.00	$300.00 - $305.00
Hotel ZaZa Dallas	166	2002	60-65%	$340.00 - $345.00	$210.00 - $215.00
The Statler Dallas, Curio Collection	159	2017	55-60%	$320.00 - $325.00	$180.00 - $185.00
HALL Arts Hotel Dallas, Curio Collection	183	2019	65-70%	$310.00 - $315.00	$200.00 - $205.00
Marriott Dallas Uptown	255	2021	65-70%	$295.00 - $300.00	$195.00 - $200.00
Hotel Swexan	134	2023	40-45%	$400.00 - $405.00	$160.00 - $165.00
Thompson Hotels Dallas	219	2020	60-65%	$330.00 - $335.00	$200.00 - $205.00
Total Avg. Competitive Set(3)			65.0%	$324.00	$210.00
(1)	Source: Appraisal.
(2)	Occupancy, ADR and RevPAR are based on operating statements provided by the borrowers dated as of December 31, 2023.
(3)	Excludes the Warwick Melrose Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

46

Hospitality – Full Service Various Various, Various	Collateral Asset Summary – Loan No. 2 Warwick Melrose & Allerton	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,000,000 46.4% 1.52x 14.3%

The following table presents certain information relating to the primary competition for the Warwick Allerton Property:

Competitive Set(1)
Property	Number of Rooms	Year Opened	Estimated 2022 Occupancy	Estimated 2022 ADR	Estimated 2022 RevPAR
Warwick Allerton(2)	439	1924	67.7%	$143.17	$96.99
Hampton Inn Chicago Magnificent Mile	225	1973	60-65%	$170.00-$175.00	$100.00-$105.00
The Chicago Hotel Collection Mag. Mile	216	1981	65-70%	$180.00-$185.00	$120.00-$125.00
Millennium Knickerbocker Chicago	306	1927	60-65%	$175.00-$180.00	$105.00-$110.00
The Whitehall Hotel, BW Premier Collection	222	1974	65-70%	$140.00-$145.00	$90.00-$95.00
Hyatt Centric Chicago Magnificent Mile	491	1999	60-65%	$195.00-$200.00	$125.00-$130.00
Hotel EMC2, Autograph Collection	195	2017	65-70%	$215.00-$220.00	$145.00-$150.00
Total Avg. Competitive Set(3)			64.0%	$184.00	$117.00
(1)	Source: Appraisal.
(2)	Occupancy, ADR and RevPAR are based on operating statements provided by the borrowers dated as of December 31, 2022.
(3)	Excludes the Warwick Allerton Property.

The Borrowers and the Borrower Sponsor. The borrowers are Warwick Melrose Dallas Corporation and Warwick Chicago Corporation, each a Delaware corporation and single purpose entity with no independent director in its organizational structure. Legal counsel delivered to the borrowers a non-consolidation opinion in connection with the origination of the Warwick Melrose & Allerton Mortgage Loan. The borrower sponsor and non-recourse carveout guarantor is Warwick Amusements Corporation, the sole owner of the borrowers. Founded in 1980 by Richard Chiu, Warwick Hotels and Resorts is a real estate hospitality firm with a collection of over 40 upscale hotels across five continents.

Property Management. The Warwick Melrose & Allerton Properties are self-managed.

Initial and Ongoing Reserves. At origination of the Warwick Melrose & Allerton Mortgage Loan, the borrowers deposited approximately (i) $228,356 into a reserve account for real estate taxes (ii) $150,135 into a reserve account for insurance premiums, and (iii) $30,250 into a reserve account for immediate repairs.

Tax Reserve – The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $228,356).

Insurance Reserve – The borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which would be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies (initially estimated to be approximately $15,014); provided, however, such amount will be waived if the liability or casualty policy maintained by the borrower is an approved blanket or umbrella policy. At origination of the Warwick Melrose & Allerton Mortgage Loan, a portion of the borrower’s policy was maintained pursuant to an acceptable blanket policy.

FF&E Reserve – The borrowers are required to deposit into a furniture, fixtures and equipment (“FF&E”) reserve, on a monthly basis, an amount equal to the greater of (i) the FF&E Payment (as defined below), and (ii) the amount of the deposit (if any) then required by the franchisor on account of FF&E under the franchise agreement. The lender may require the borrower to increase the monthly deposits upon thirty days’ notice if (1) a Warwick Melrose & Allerton Trigger Period (as defined below) is continuing and the lender determines in its reasonable discretion that an increase is necessary to maintain proper maintenance and operation of the applicable Warwick Melrose & Allerton Properties, and/or (2) the lender determines in its reasonable discretion that an increase is necessary to reflect increased FF&E expenditures required under any franchise agreement.

“FF&E Payment” means, with respect to the corresponding monthly payment date, an amount equal to 1/12th of 4.0% of the greater of (x) the annual gross revenues for the hotel related operations at the Warwick Melrose & Allerton Properties for the immediately preceding calendar year and (y) the projected annual gross revenues for the hotel related operations at the Warwick Melrose & Allerton Properties for the calendar year in which such monthly payment occurs as set forth in the then-current approved annual budget. Notwithstanding the foregoing, to the extent that the borrowers for FF&E expenses in any month from its own funds (i.e., not from funds disbursed from any reserve account, including the FF&E reserve account), then subsequent FF&E Payments will be reduced on a dollar for dollar basis until the full amount of such FF&E expenses which have been paid from the borrowers’ own funds have been credited against the applicable FF&E Payments (initially estimated to be approximately $121,857).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

47

Hospitality – Full Service Various Various, Various	Collateral Asset Summary – Loan No. 2 Warwick Melrose & Allerton	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,000,000 46.4% 1.52x 14.3%

PIP Reserve – The borrowers are required to deposit into a property improvement plan (“PIP”) reserve, the applicable PIP Deposit (as defined below) (A) in the case of any existing or renewal franchise agreement, prior to the effective date that any PIP is imposed thereunder and (B) in the case of any new franchise agreement, on or prior to the date such new franchise agreement is executed and delivered.

“PIP Deposit” means, with respect to any PIP, an amount equal to 125% of the costs of the related work that is the subject of such PIP, as estimated by the lender in its reasonable discretion.

Seasonality Reserve – On each monthly payment date occurring on and after the occurrence and continuance of a Warwick Melrose & Allerton Trigger Period, the borrowers are required to deposit into a seasonality reserve, an amount equal to 50% of the excess cash flow generated by the individual Warwick Melrose & Allerton Property for the immediately preceding interest accrual period, for the purpose of creating a reserve for shortfalls during seasonal periods when the gross revenue of the Warwick Melrose & Allerton Properties may be reduced. Notwithstanding the foregoing, any amounts that would be deposited by the borrowers into the seasonal reserve account that would cause the funds then on deposit in such account to exceed $1,250,000 ("Seasonal Reserve Account Cap”) must instead be deposited into the excess cash flow account. Provided no event of default has occurred and is continuing, on each monthly payment date occurring in November through February of each calendar year during a Warwick Melrose & Allerton Trigger Period, lender will make disbursements from the seasonal reserve account as requested by the borrowers in order to pay shortfalls (which such request will be accompanied by an officer’s certificate detailing the applicable expenses and shortfalls and attesting that such expense and shortfalls will be paid with the requested disbursement). Provided no event of default has occurred and is continuing, any funds remaining in the seasonal reserve account will be disbursed to borrowers upon the expiration of any Warwick Melrose & Allerton Trigger Period.

Lockbox / Cash Management. The Warwick Melrose & Allerton Mortgage Loan is structured with a springing lockbox and springing cash management. Within five days after the first occurrence of a Warwick Melrose & Allerton Trigger Period, the borrowers are required to deliver direction letters to (1) all tenants and (2) each of the credit card companies with which borrowers have entered into a merchant’s or other credit card agreement, in each case, directing them to pay to the lender-controlled lockbox account all rent and payments which would otherwise be paid to borrowers. Following the first occurrence of a Warwick Melrose & Allerton Trigger Period, the borrowers are required to (or cause the property manager to) immediately deposit all revenue generated by the Warwick Melrose & Allerton Properties into the lender-controlled lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrowers unless a Warwick Melrose & Allerton Trigger Period exists and the lender elects (in its sole and absolute discretion) to deliver a notice instructing the institution maintaining the lockbox account to transfer all funds on deposit on each business day to the cash management account, under the control of the lender to be applied and disbursed in accordance with the Warwick Melrose & Allerton Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Warwick Melrose & Allerton Mortgage Loan documents may be held by the lender in an excess cash flow reserve account as additional collateral for the Warwick Melrose & Allerton Mortgage Loan.

An “Warwick Melrose & Allerton Trigger Period” means a period (A) commencing upon the earliest of: (i) the occurrence and continuance of an event of default, and (ii) the debt service coverage ratio being less than 1.20x as of the end of any calendar quarter, and (B) expiring upon (1) with respect to any Warwick Melrose & Allerton Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, and (2) with regard to any Warwick Melrose & Allerton Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not Permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

48

Hospitality – Full Service Various Various, Various	Collateral Asset Summary – Loan No. 2 Warwick Melrose & Allerton	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,000,000 46.4% 1.52x 14.3%

Release of Collateral. Provided that no event of default is continuing under the Warwick Melrose & Allerton Mortgage Loan documents, at any time (I) after the date that is two years after the closing date, and (II) prior to September 6, 2028, the borrower may either deliver defeasance collateral or partially prepay the Warwick Melrose & Allerton Mortgage Loan and obtain release of one or more individual Warwick Melrose & Allerton Properties, in each case, provided that, among other conditions, (i) the borrower delivers defeasance collateral in an amount equal to 115% of the allocated loan amount for the individual Warwick Melrose & Allerton property, (ii) the borrower delivers a REMIC opinion, (iii) the borrower delivers (in the case of a partial prepayment, if requested by the lender) a rating agency confirmation, (iv) as of the date of notice of the partial release and the consummation of the partial release (whether by partial prepayment or partial defeasance), after giving effect to the release, the debt service coverage ratio with respect to the remaining Warwick Melrose & Allerton Property is greater than the greater of (a) 1.54x, and (b) the debt service coverage ratio for all of the Warwick Melrose & Allerton Properties immediately prior to the date of the notice of the partial release or the consummation of the partial release, as applicable, (v) as of the date of notice of the partial release and the consummation of the partial release (whether by partial prepayment or partial defeasance), after giving effect to the release, the loan-to-value ratio with respect to the remaining Warwick Melrose & Allerton Properties is no greater than the lesser of (a) 46.4% and (b) the loan-to-value ratio for all of the Warwick Melrose & Allerton Properties immediately prior to the date of notice of the partial release or the consummation of the partial release, as applicable, (vi) as of the date of notice of the partial release and the consummation of the partial release (whether by partial prepayment or partial defeasance), after giving effect to the release, the debt yield with respect to the remaining Warwick Melrose & Allerton Properties is greater than the greater of (a) 12.56%, and (b) the debt yield for all of the Warwick Melrose & Allerton Properties immediately prior to date of notice of the partial release or the consummation of the partial release, as applicable; and (vii) the partial release is permitted under REMIC requirements in effect as of each of the date of notice of the partial release and the consummation of the partial release.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

49

Mixed Use – Hospitality/Office 14819 Ballantyne Village Way Charlotte, NC 28277	Collateral Asset Summary – Loan No. 3 Panorama Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,500,000 64.9% 1.35x 10.5%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

50

Mixed Use – Hospitality/Office 14819 Ballantyne Village Way Charlotte, NC 28277	Collateral Asset Summary – Loan No. 3 Panorama Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,500,000 64.9% 1.35x 10.5%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

51

Mixed Use – Hospitality/Office 14819 Ballantyne Village Way Charlotte, NC 28277	Collateral Asset Summary – Loan No. 3 Panorama Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,500,000 64.9% 1.35x 10.5%

Mortgage Loan Information		Property Information
Loan Seller(s):	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Mixed Use – Hospitality/Office
Borrower Sponsor(s):	Juan Wu	Collateral:	Fee
Borrower(s):	Panorama Tower Ballantyne, LLC	Location:	Charlotte, NC
Original Balance:	$71,500,000	Year Built / Renovated:	2021 / NAP
Cut-off Date Balance:	$71,500,000	Property Management:	Concord Hospitality Enterprises Company, LLC and Jones Lang Lasalle Americas, Inc.
% by Initial UPB:	6.6%	Size(1):	276,811 SF
Interest Rate:	7.37000%	Appraised Value / Per SF(1):	$110,100,000 / $398
Note Date:	March 1, 2024	Appraisal Date:	January 15, 2024
Original Term:	60 months	Occupancy(2):	64.4% (as of January 31, 2024)
Amortization:	Interest Only	UW Economic Occupancy(2):	66.5%
Original Amortization:	NAP	Underwritten NOI:	$7,508,013
Interest Only Period:	60 months	Underwritten NCF:	$7,215,653
First Payment Date:	April 6, 2024
Maturity Date:	March 6, 2029	Historical NOI(3)
Additional Debt Type:	NAP	Most Recent NOI:	NAV
Additional Debt Balance:	NAP	2022 NOI:	NAV
Call Protection:	L(24),D(32),O(4)	2021 NOI:	NAV
Lockbox / Cash Management:	Hard / Springing	2020 NOI:	NAV
Reserves(4)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF(1):	$258
Taxes:	$168,641	$24,092	NAP	Maturity Date Loan / SF(1):	$258
Insurance:	$56,745	$11,349	NAP	Cut-off Date LTV:	64.9%
Replacement Reserve:	$0	$2,648	NAP	Maturity Date LTV:	64.9%
TI/LC:	$3,000,000	$10,592	NAP	UW NOI DY:	10.5%
Specified TILC Reserve:	$3,337,052	$0	NAP	UW NCF DSCR:	1.35x
Deferred Maintenance:	$9,375	$0	NAP
Other(5):	$1,302,803	Springing	NAP
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$71,500,000	92.7%	Loan Payoff	$64,186,601	83.2%
Borrower Sponsor Equity	5,623,335	7.3	Upfront Reserves	7,874,616	10.2
			Closing Costs(6)	5,062,118	6.6
Total Sources	$77,123,335	100.0%	Total Uses	$77,123,335	100.0%
(1)	The Panorama Tower Property (as defined below) is comprised of a 186-room AC Marriott Hotel that occupies the lobby level through the 7th floor totaling 149,711 SF along with office space and a rooftop restaurant totaling 127,100 SF. In aggregate, the Panorama Tower Property is 276,811 SF.
(2)	The occupancy represents a weighted average of the occupancy in both the hotel and office portion of the collateral. The hotel portion of the collateral, consisting of 186 rooms across 149,711 square feet was 65.9% as of January 31, 2024. The office portion of the collateral was 62.7% leased as of March 1, 2024.
(3)	Historical cash flows are not available because the Panorama Tower Property was built in 2021. Historical cash flows for only the hotel portion of the collateral are available for 2022 and 2023, with NCF of $2,127,227 and $3,810,977 respectively. Please see the hotel cash flow table below.
(4)	See “Initial and Ongoing Reserves” below.
(5)	Other reserves are comprised of a Rent Replication Reserve (Upfront: $1,302,803), FF&E Reserve (Monthly: 4% of Gross Revenue), PIP Reserve (Monthly: Springing).
(6)	Closing costs includes a $4,452,000 interest rate buydown.

The Loan. The third largest mortgage loan (the “Panorama Tower Mortgage Loan”) is secured by the borrower’s fee interest in a mixed-use property consisting of a 186-room AC Marriott Hotel and 127,100 SF of commercial space located at 14819 Ballantyne Village Way in Charlotte, NC (the “Panorama Tower Property”). The Panorama Tower Mortgage Loan is evidenced by three promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $71,500,000. The Panorama Tower Mortgage Loan was originated on March 1, 2024 by GACC and accrues interest at a fixed rate of 7.37000% per annum. The Panorama Tower Mortgage Loan has an initial term of five years and is interest-only for the full term. The scheduled maturity date of the Panorama Tower Mortgage Loan is the payment date that occurs in March 2029.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

52

Mixed Use – Hospitality/Office 14819 Ballantyne Village Way Charlotte, NC 28277	Collateral Asset Summary – Loan No. 3 Panorama Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,500,000 64.9% 1.35x 10.5%

The Property. The Panorama Tower Property is a newly developed, 14-story mixed-use (hospitality/office) building consisting of a 186-room AC Marriott Hotel consisting of 149,711 SF, Class A office space and a rooftop restaurant collectively totaling 127,100 SF, and a penthouse condo. The hotel contributes approximately 58.6% of underwritten revenue while the office and restaurant portion contribute the remaining approximate 41.4%. The borrower sponsor developed the Panorama Tower Property in 2021 for $108.5 million. With closing costs, upfront reserves and additional equity, the borrower sponsor’s cost basis at closing totaled $116.1 million resulting in remaining cash equity of $44.6 million.

The improvements, which were constructed in 2021, are comprised of 276,811 gross SF and are situated on a 0.637-acre site. Parking is provided by an eight-story, 972-space parking garage that is adjacent to the Panorama Tower Property but is not part of the collateral. An affiliate of the borrower sponsor owns the parking garage and pursuant to an applicable parking easement agreement, an unaffiliated retail owner within the Ballantyne Village shopping center may use up to 444 spaces in the garage. The remaining spaces can be used for the collateral parking.

The 186-room AC Marriott Hotel occupies the lobby level through the 7th floor and consists of 149,711 SF. Hotel amenities include a fitness center, a yoga studio, a business center, a gift shop, and a restaurant and lounge. The fitness center and yoga studio are located on the 8th floor, while the AC Kitchen and the AC Lounge are located on the lobby level of the Panorama Tower Property. The guestroom mix includes 114 king rooms (61.3% of total rooms), 66 queen rooms (35.5% of total rooms), and 6 suites (3.2% of total rooms). Compared to the AC Marriott Hotel’s competitive set, the performance figures represent penetration metrics of 110.0%, 105.9%, and 116.5% for occupancy, ADR, and RevPAR, respectively. The AC Marriott Hotel is subject to a franchise agreement with Marriott International, Inc. The franchise agreement is dated March 15, 2019, with an initial term of 25 years from the opening date, which expires in January 2047. Under the current franchise agreement, the hotel is subject to a royalty fee of 5.5% of gross rooms revenue and a marketing fund fee of 2.5%, of gross rooms revenue.

Guestrooms are located on levels 2 – 8 (floors 1 – 7 above grade) of the tower. Guestrooms have either one king bed or two queen beds, and suites include a living room area. Guestrooms feature a standard package that includes a dresser, a work desk with chair, an armchair with ottoman and/or sofa, bedside tables, lamps, a flat-screen television with premium channels, a telephone, and an alarm clock. The guestroom amenities include free Wi-Fi, mini fridge, iron and ironing board, in-room safe, hair dryer and coffee maker. Complimentary wireless Internet access is available within the lobby and public areas. Suites feature separate living spaces with various configurations of additional furniture. The hotel also features approximately 16,440 SF of meeting and event space located on various levels. The 5,963 SF Panorama Ballroom (250 seating capacity) is located on the 16th floor, adjacent to the 2,800 SF rooftop terrace.

The office and restaurant portion of the Panorama Tower Property consists of seven stories (Floors 9-16) totaling 127,100 SF that is segmented between office space (117,910 SF) and a rooftop restaurant space (9,190 SF). The office space at the Panorama Tower Property is a Class A office building in the Charlotte market. As of March 1, 2024, the office space at the Panorama Tower Property is 62.7% occupied. The office space is leased to 5 tenants, excluding the borrower sponsor affiliated Panorama Holdings, ranging in size from 5,442 to 30,033 SF under leases with remaining terms ranging from 74 to 126 months and contract rent ranging from $40.69 to $44.00 PSF exclusive of the restaurant. The office tenant’s respective leases are based on full-service gross expense structures or full-service expense structures with tenants reimbursing increases over base year stop amounts. The borrower sponsor also leases 3,057 SF on the 16th floor of the Panorama Tower Property.

The top five office tenants occupy a total of 53.1% of the Panorama Tower Property’s office NRA. The largest office tenant at the Panorama Tower Property is Tribridge Developments, LLC, occupying a total of 30,033 SF (23.6% of office NRA). In addition to Tribridge Developments LLC, other significant top office tenants at the Panorama Tower Property include New York Life Insurance Company (14,573 SF / 11.5% of office NRA), PartnerRE (11,130 SF / 8.8% of office NRA), the NRP Group LLC (6,270 SF / 4.9% of office NRA), and ServisFirst Bank (5,442 SF / 4.3% of office NRA). Collectively, these tenants have a weighted average base rent of $42.46 PSF and have a remaining weighted average lease term of 8.8 years. The borrower sponsor has successfully leased up approximately 79,695 SF of commercial space (62.7% leased) since delivery in 2022.

In addition, Panorama Tower’s rooftop bar and restaurant, Hestia, opened in March 2023 and occupies 9,190 SF of restaurant space at $108.81 per square foot. The Asian-inspired restaurant features 180-degree views of Charlotte and offers indoor seating as well as a rooftop patio. The menu includes a wide range of dining options, from omakase to wagyu beef and seafood. The restaurant’s full-service bar offers more than 10 specialty cocktails and mocktails as well as bottle service. Hestia operates under a 10-year lease agreement with a base rent of $1,000,000 per annum and 2.5% annual escalations.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

53

Mixed Use – Hospitality/Office 14819 Ballantyne Village Way Charlotte, NC 28277	Collateral Asset Summary – Loan No. 3 Panorama Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,500,000 64.9% 1.35x 10.5%

Major Tenants. The three largest office tenants based on underwritten base rent are Tribridge Developments LLC, New York Life Insurance Company and Partner RE.

Tribridge Developments, LLC (30,033 SF; 23.6% of office NRA, 33.1% of office underwritten base rent):  Tribridge Developments, LLC is the family office of Shane Tedjarati. Shane Tedjarati, the former President and CEO of Honeywell Global High Growth Regions, launched the Tribridge Group (Tribridge) – a global investment organization dedicated address current world challenges. The group invests in and partners with individuals in key sectors, such as food security, climate change, industrial transformation, global mobility, healthcare & life sciences, urbanization & essential housing, as well as education. Mr. Tedjarati is a business executive with over 35 years of experience, including more than two decades spent in Asia in general and China in particular.

Tribridge Developments, LLC signed an 8.8-year lease prior to origination, which expires in August 2033. The tenant is not yet in occupancy or paying rent but is expected to occupy a total of 30,033 square feet at the Panorama Tower Property and has a gross rent of $1,321,452 ($44.00 PSF). The lease will have two, five-year extension options remaining. Tribridge Developments, LLC’s lease is expected to end in August 2033. Tribridge Developments, LLC received $2,062,066 ($69 PSF) in tenant improvements and $330,000 (3 months) in free rent at lease signing. We cannot assure you that Tribridge Developments, LLC will occupy its space or begin paying rent as expected or at all.

New York Life Insurance Company (14,573 SF; 11.5% of office NRA, 15.1% of office underwritten base rent): Founded in 1845, New York Life Insurance Company (“New York Life”) is the largest mutual insurer in the United States. The company set a company record of nearly $2.9 billion in operating earnings at year end 2022. In 2022, New York Life recorded $16.5 billion in policy owner benefits and dividends paid and $1.2 trillion in individual life insurance in force in the U.S. New York Life declared a record dividend of $2 billion to eligible participating policy owners in 2023, the largest in company history.

New York Life signed a 10.9-year lease in 2023, which expires in August 2034. The tenant occupies a total of 14,573 square feet at the Panorama Tower Property and has a gross rent of $604,780 ($41.50 PSF). New York Life’s lease has one, five-year extension option remaining.

PartnerRE (11,130 SF; 8.8% of office NRA, 11.3% of office underwritten base rent): PartnerRe is an international reinsurer with 15 office locations and over 1,200 employees worldwide. The company reported $8.1 billion in total capital as of December 31, 2022. The company measures, prices, and manages risk for its clients, helping to reduce volatility for both insurance companies and insureds. PartnerRe was established in 1993 after Hurricane Andrew to help insurers provide continuity to their clients. The company’s goal is to reinstate financial stability and strength in communities and businesses after risk events around the world.

PartnerRE signed an 8.2-year lease in 2022, which expires in April 2031. The tenant occupies a total of 11,130 SF at the Panorama Tower Property and has a gross rent of $452,824 ($40.69 PSF). PartnerRE’s lease has two, five-year extension options remaining.

The following table presents certain information relating to the demand analysis with respect to the AC Marriott hotel located at the Panorama Tower Property based on market segmentation, as provided by the appraisal:

Demand Segmentation(1)
Property	Rooms	Leisure	Meeting and Group	Commercial
Panorama Tower	186	35%	30%	35%
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

54

Mixed Use – Hospitality/Office 14819 Ballantyne Village Way Charlotte, NC 28277	Collateral Asset Summary – Loan No. 3 Panorama Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,500,000 64.9% 1.35x 10.5%

The following table presents certain information relating to the current and historical occupancy, ADR and RevPAR at the Panorama Tower Property and its competitors:

Historical Occupancy, ADR, RevPAR(1)(2)
	Competitive Set			AC Hotel Charlotte Ballantyne			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2023	59.5%	$165.36	$98.45	65.5%	$175.18	$114.73	110.0%	105.9%	116.5%
(1)	Occupancy, ADR and RevPAR for the Competitive Set and the AC Hotel Charlotte Ballantyne are based on data provided by a third-party hospitality research report. The Competitive Set includes AC Hotel Charlotte Ballantyne, Staybridge Suites Charlotte Ballantyne, Hilton Garden Inn Charlotte Pineville, The Ballantyne, a Luxury Collection Hotel, Charlotte, SpringHill Suites Charlotte Ballantyne, aloft Hotel Charlotte Ballantyne, Hampton Inn & Suites Charlotte/Ballantyne and Holiday Inn Express & Suites Charlotte Ballantyne.
(2)	Based on the trailing twelve-month data as of December 31, 2023.

The following table presents certain information relating to the largest tenants at the Panorama Tower Property.

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Tribridge Developments, LLC(3)	NR/NR/NR	30,033	23.6%	$1,321,452	$44.00	33.1%	8/31/2033	No	2 x 5 Yr
Hestia(4)	NR/NR/NR	9,190	7.2%	$1,000,000	$108.81	25.0%	5/31/2033	No	2 x 5 Yr
New York Life Insurance Company	Aaa/AA+/AA+	14,573	11.5%	$604,780	$41.50	15.1%	8/31/2034	Yes	1 x 5 Yr
PartnerRE	NR/NR/NR	11,130	8.8%	$452,824	$40.69	11.3%	4/30/2031	No	2 x 5 Yr
The NRP Group LLC	NR/NR/NR	6,270	4.9%	$263,340	$42.00	6.6%	11/30/2030	No	1 x 5 Yr
ServisFirst Bank	NR/NR/NR	5,442	4.3%	$221,408	$40.69	5.5%	4/30/2030	No	1 x 5 Yr
Panorama Holdings	NR/NR/NR	3,057	2.4%	$132,246	$43.26	3.3%	6/30/2032	Yes	None
Total Occupied		79,695	62.7%	$3,996,050	$50.14	100.0%
Vacant		47,405	37.3%
Total		127,100	100.0%

(1)	Based on the underwritten rent roll date March 1, 2024.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Tribridge Developments, LLC signed its lease but is not yet in occupancy or paying rent. Tribridge Developments, LLC is expected to open in November 2024 in 30,033 SF and pay a gross rent of $1,321,452 annually. Tribridge Developments, LLC’s lease is expected to end in August 2033 and will have two, 5-year extension options. We cannot assure you that Tribridge Developments, LLC will occupy its space or begin paying rent as expected or at all.
(4)	This is restaurant space and serves as the only non-office tenant of the property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

55

Mixed Use – Hospitality/Office 14819 Ballantyne Village Way Charlotte, NC 28277	Collateral Asset Summary – Loan No. 3 Panorama Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,500,000 64.9% 1.35x 10.5%

The following table presents certain information relating to the office lease rollover schedule at the Panorama Tower Property, based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.00%	0.0%	$0	0.0%	$0.00	0
2024	0	0.0%	0.0%	0	0.0%	$0.00	0
2025	0	0.0%	0.0%	0	0.0%	$0.00	0
2026	0	0.0%	0.0%	0	0.0%	$0.00	0
2027	0	0.0%	0.0%	0	0.0%	$0.00	0
2028	0	0.0%	0.0%	0	0.0%	$0.00	0
2029	0	0.0%	0.0%	0	0.0%	$0.00	0
2030	11,712	9.2%	9.2%	484,748	12.1%	$41.39	2
2031	11,130	8.8%	18.0%	452,824	11.3%	$40.69	1
2032	3,057	2.4%	20.4%	132,246	3.3%	$43.26	1
2033(2)	39,223	30.9%	51.2%	2,321,452	58.1%	$59.19	2
2034	14,573	11.5%	62.7%	604,780	15.1%	$41.50	1
2035 & Thereafter	0	0.0%	62.7%	0	0.0%	$0.00	0
Vacant	47,405	37.3%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	127,100	100.0%		$3,996,050	100.0%	$50.14	7
(1)	Based on underwritten rent roll dated March 1, 2024.
(2)	Tribridge Developments, LLC signed its lease but is not yet in occupancy or paying rent. Tribridge Developments, LLC is expected to open in November 2024 in 30,033 SF and pay a gross rent of $1,321,452 annually. Tribridge Developments, LLC’s lease is expected to end in August 2033 and will have two, 5-year extension options. We cannot assure you that Tribridge Developments, LLC will occupy its space or begin paying rent as expected or at all.

Appraisal. According to the appraisal, the Panorama Tower Property has an “as-is” appraised value of $110,100,000 as of January 15, 2024.

Appraisal Approach	Appraised Value	Capitalization Rate
Income Capitalization Approach	$110,100,000(1)	7.75%(2)
(1)	The appraised value is the sum of the office component ($57,700,000) and the hotel component ($52,400,000)
(2)	Represents the implied year one cap rate for the hotel. The office cap rate is 7.0% per the appraisal.

Environmental Matters. According to a Phase I environmental report dated January 24, 2024, there are no recognized environmental conditions or recommendations for further action at the Panorama Tower Property.

The Market. The Panorama Tower Property is located in a suburban area in Charlotte, North Carolina, surrounded by a mix of uses that comprise the Ballantyne neighborhood and is in the South/485 submarket. The 2,000-acre Ballantyne neighborhood is comprised of 4.4 million square feet of Class-A office space, more than 600 hotel rooms, over 1,200 single-family residences, more than 650 townhomes and condominiums, five garden apartment communities and a luxury high-rise apartment building, the 600-acre Ballantyne Country Club residential community and golf course, and numerous medical, retail, and restaurant amenities. Ballantyne features numerous small parks, 19 miles of walking paths and bike lanes, a fitness trail, and a 24,000 square foot YMCA. Ballantyne’s 535-acre business park, Ballantyne Corporate Park, is home to more than 35 Fortune 500 companies. Companies such as MetLife, SPX Flow, Bank of America, Liberty Mutual, ESPN, Lending Tree, Wells Fargo, Cigna, TD Bank, Ameriprise, Lance, Premier Health, Chubb, Equitable Advisors, BAE Systems, XPO Global Logistics, GMAC, Pepsi, Crown Castle, John Hancock, AT&T, Scottish Re, Spectrum, Aetna, The Principal, Infosys, Church & Dwight, TIAA Financial Services, and Curtis Wright have large blocks of space in the Ballantyne Corporate Park which the Overlook at Ballantyne Property sits in. The corporate park includes four medical office buildings with practices from the largest providers in the Charlotte area including Atrium Health and Novant Health.

As of October 2023, the Charlotte office market had a total inventory of 135.9 million SF according to a third-party market research report. Over the preceding 12 months, 206,670 SF were completed in the market. Since the beginning of 2020, over 8.0 million SF have been added to the total supply. As of October 2023, 2.7 million SF were under construction.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

56

Mixed Use – Hospitality/Office 14819 Ballantyne Village Way Charlotte, NC 28277	Collateral Asset Summary – Loan No. 3 Panorama Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,500,000 64.9% 1.35x 10.5%

The October 2023 TTM net absorption in the Charlotte office market had a negative net absorption of 314,321 SF. The office vacancy rate in the Charlotte was 12.8% as of October 2023. According to a third party market research report, the 2024 market vacancy is projected to be 16.1% and slightly decrease over the next four years to 15.3% by year-end 2027.

The October 2023 average rental rate for office space was $32.08/SF in the Charlotte market, representing an increase over YE 2022 when rents were $31.45/SF, respectively. According to a third-party market research report, 2024 rents in the market are projected to be $30.88/SF, increasing consistently ending in 2027 at $31.63/SF.

The following table presents certain information relating to the demographics of the Panorama Tower Property:

Demographics Summary(1)(2)
Property Name	City, State	Mortgage Loan Cut-off Date Balance	1-mile Population	3-mile Population	5-mile Population	1-mile Avg Household Income	3-mile Avg Household Income	5-mile Avg Household Income
Panorama Tower	Charlotte, NC	$71,500,000	9,531	79,074	172,927	$138,583	$119,694	$129,581
(1)	Source: Third party report.
(2)	Based on year end 2023 statistics.

The following table presents certain information relating to the office portion of the Panorama Tower Property:

Cash Flow Analysis(1)(2)
	U/W	U/W Per SF
Base Rent	$3,996,050	$31.44
Credit Tenant Rent Steps	26,756	0.21
Rent Step(3)	80,391	0.63
Gross Up Vacancy	2,014,435	15.85
Gross Potential Rent	$6,117,631	$48.13
Total Reimbursements	12,996	0.10
Net Rental Income	$6,130,627	$48.23
Vacancy/Credit Loss	(2,014,435)	(15.85)
Effective Gross Income	$4,116,192	$32.39
Total Expenses	912,709	7.18
Net Operating Income	$3,203,483	$25.20
Capital Expenditures	31,775	0.25
TI/LC	0	0.00
Net Cash Flow	$3,171,708	$24.95

Occupancy	62.7%(4)
NCF DSCR(5)	1.35x
NOI Debt Yield(5)	10.5%
(1)	Based on the underwritten rent roll dated March 1, 2024.
(2)	Historical information is unavailable because the office was in lease up through 2023 after the property was built in 2021.
(3)	Inclusive of rent steps through March 2025.
(4)	Represents solely office economic occupancy.
(5)	Metrics based on the collective hotel and office cash flow.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

57

Mixed Use – Hospitality/Office 14819 Ballantyne Village Way Charlotte, NC 28277	Collateral Asset Summary – Loan No. 3 Panorama Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,500,000 64.9% 1.35x 10.5%

The following table presents certain information relating to the hospitality portion of the Panorama Tower Property:

Cash Flow Analysis
	2022	2023	TTM 1/2024(1)	U/W	U/W Per Room	%(2)
ADR	$163.20	$175.18	$176.34	$176.34
RevPAR	$77.72	$114.73	$116.26	$116.26

Room Revenue	$5,276,675	$7,789,073	$7,892,554	$7,892,554	$42,433	90.9%
Food & Beverage Revenue	458,495	624,415	625,818	625,818	3,365	7.2
Other Departments Revenue	146,185	165,454	167,793	167,793	902	1.9
Total Revenue	$5,881,355	$8,578,942	$8,686,165	$8,686,165	$46,700	100.0%
Room Expense	1,209,386	1,580,492	1,589,428	1,589,428	8,545	20.1
Food & Beverage Expense	551,961	667,431	666,717	615,224	3,308	98.3
Other Departmental Expenses	25,305	40,649	41,497	41,497	223	24.7
Departmental Expenses	$1,786,652	$2,288,573	$2,297,642	$2,246,149	$12,076	25.9%
Gross Operating Income	$4,094,702	$6,290,369	$6,388,523	$6,440,016	$34,624	74.1%
General & Administrative	617,747	644,658	668,065	668,065	3,592	7.7
Marketing	497,912	660,927	660,500	660,500	3,551	7.6
Franchise Fee	414,544	536,915	539,533	539,533	2,901	6.2
Management Fee	174,995	260,783	261,338	260,585	1,401	3.0
Property Operations & Maintenance	177,225	265,395	259,938	259,938	1,398	3.0
Utilities	123,744	172,833	172,369	172,369	927	2.0
IT and Telecomm	0	116,283	121,504	121,504	653	1.4
Total Undistributed Expenses	$2,006,167	$2,657,793	$2,683,247	$2,682,494	$14,422	30.9%

Effective Gross Income	$2,088,535	$3,632,576	$3,705,276	$3,757,522	$20,202	43.3%

Real Estate Taxes	257,034	257,034	257,677	133,583	718	1.5%
Property Insurance	19,921	50,275	61,355	62,928	338	0.7%
Leases	6,643	6,491	6,475	6,480	35	0.1%
Ballroom Space	(322,291)	(681,835)	(705,962)	(750,000)	(4,032)	(8.6%)
Net Operating Income	$2,127,227	$4,000,611	$4,085,732	$4,304,530	$23,143	49.6%

FF&E	0	189,634	194,773	260,585	1,401	3.0%
Net Cash Flow	$2,127,227	$3,810,977	$3,890,959	$4,043,945	$21,742	46.6%

Occupancy	47.6%	65.5%	65.9%	65.9%
NCF DSCR	NAV(3)	NAV(3)	NAV(3)	1.35x(4)
NOI Debt Yield	NAV(3)	NAV(3)	NAV(3)	10.5%(4)
(1)	TTM 1/2024 represents the T11 Actual + STR Room Rev 1/24 + 1/24 Budget Other Income / Expenses.
(2)	% column represents percent of Total Revenue except for Room Expense, Food & Beverage Expense and Other Departmental Expenses which are based on their corresponding revenue line items.
(3)	Historical DSCR and Debt Yield are not available because historical cash flows for the office portion are not available. Historical cash flows are not available because the property was built in 2021 and the office was in lease up until 2023.
(4)	Metrics based on the collective hotel and office cash flow.

The Borrower and the Borrower Sponsors. The borrower for the Panorama Tower Mortgage Loan is Panorama Tower Ballantyne, LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Panorama Tower Mortgage Loan.

The borrower sponsor is Juan Wu who is the founder of Panorama Holdings LLC ("Panorama"). Panorama is a local Charlotte real estate investment manager. Prior to establishing Panorama Ms. Wu was an investment banker at Bank of America and Wells Fargo. The non-recourse carve-out guarantors for the Panorama Tower Mortgage Loan are JJW GST Irrevocable Trust Under Agreement Dated August 29, 2018 and Juan Wu on a joint and several basis. The trust is Juan Wu’s trust.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

58

Mixed Use – Hospitality/Office 14819 Ballantyne Village Way Charlotte, NC 28277	Collateral Asset Summary – Loan No. 3 Panorama Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,500,000 64.9% 1.35x 10.5%

Panorama Holdings was founded in 2012 by CEO Jane Wu. Panorama specializes in developing and acquiring land, multifamily assets, mixed-use retail, office, hotels and restaurants through both joint-ventures with best-in-class partners and wholly owned projects. Since Panorama's inception, Ms. Wu has overseen and guided $600 million real estate transactions across multifamily, office, retail, mixed-use and hotels. Panorama Holdings LLC specializes in real estate development and investment. The company currently has a project pipeline that totals over three million square feet in Charlotte, with asset classes spanning over conventional multifamily development, office space, and hotels. One of the multifamily development projects, Blu at Northline, won the 2018 Charlotte Business Journal Heavy Hitter Commercial Real Estate award and was nominated “New Property of the Year” for the Greater Charlotte Apartment Association Bravo Awards in 2017.

Property Management. The Panorama Tower Property’s hotel portion is managed by Concord Hospitality Enterprises Company, LLC and the office portion is managed by Jones Lang Lasalle Americas, Inc.

Initial and Ongoing Reserves. At origination of the Panorama Tower Mortgage Loan, the borrower deposited approximately $6,337,052 into a TI/LC reserve of which (x) $3,337,052 is earmarked for outstanding approved leasing expenses and (y) $3,000,000 is for general tenant improvements. Additionally, the borrower deposited $1,302,803 into a rent replication reserve, approximately $168,641 into an upfront tax reserve, approximately $56,745 into an upfront insurance reserve and $9,375 into a deferred maintenance reserve.

Tax Reserve – On a monthly basis, the borrower is required to escrow 1/12th of the annual estimated tax payments payable during the next ensuing 12 months (initially, approximately $24,092).

Insurance Reserve – The borrower is required to escrow 1/12th of the annual estimated insurance payments on a monthly basis, during the next ensuing 12 months (initially, approximately $11,349).

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, approximately $2,648.

TI/LC Reserve – The borrower is required to deposit into a TI/LC reserve, on a monthly basis, approximately $10,592.

FF&E Reserve – The borrower is required to deposit into an FF&E reserve, on a monthly basis, the greatest of (i) 4% of gross revenue for the hotel component for the prior month and (ii) the then-current amount required by the hotel management agreement and (iii) the then-current amount required by the franchise agreement for the repair and replacement of the FF&E.

PIP Reserve – If a franchisor requires a PIP, the borrower will be required to deposit all available cash into a reserve until the amount in the reserve account is equal to 115% of the required PIP.

Lockbox / Cash Management. The Panorama Tower Mortgage Loan is structured with a hard lockbox and springing cash management. At origination, the borrower established a lender-controlled lockbox and clearing account (the “Lockbox Account”) into which all rents, revenues and receipts from the Panorama Tower Property are required to be deposited directly by the tenants. Pursuant to the Panorama Tower Mortgage Loan documents, the borrower is required to cause (i) all credit card receipts to be deposited by the applicable credit card companies directly into the clearing account, and (ii) all non-credit card receipts to be deposited directly by the property manager into the clearing account within one business day of receipt thereof by borrower or the property manager. Prior to a Trigger Period (as defined below) all sums deposited into the Lockbox Account will be transferred into the borrower’s operating account. Following a Trigger Period, any transfers to the borrower’s operating account will cease and such sums on deposit in the Lockbox Account will be transferred on a daily basis to an account controlled by the lender, to be applied to payment of all monthly amounts due under the Panorama Tower Mortgage Loan documents (including, without limitation, taxes and insurance, debt service and required reserves) and approved property operating expenses, with any excess funds being held by the lender as additional collateral for the Panorama Tower Mortgage Loan (provided that upon the occurrence of an event of default under the Panorama Tower Mortgage Loan documents, all sums received from the Panorama Tower Property and all funds reserved with the lender may be applied to amounts owed under any of the Panorama Tower Mortgage Loan documents in such amounts, order and manner as the lender elects in its sole discretion).

A “Trigger Period” will commence upon the occurrence of (i) an event of default, (ii) the bankruptcy or insolvency of any affiliated property manager, (iii) a Low DSCR Period (as defined below), (iv) a Lease Sweep Period (as defined below), or (v) the funds in the PIP reserve are less than 115% of the estimated costs to complete any then applicable PIP at the hotel portion of the Panorama Tower Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

59

Mixed Use – Hospitality/Office 14819 Ballantyne Village Way Charlotte, NC 28277	Collateral Asset Summary – Loan No. 3 Panorama Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,500,000 64.9% 1.35x 10.5%

“Low DSCR Period” will (I) commence if the debt service coverage ratio is less than 1.15x as of any calculation date, provided, however, if any tenant becomes subject to a tenant adjustment event as defined in the Panorama Tower Loan documents, then the underwritten NCF as of the most recent calculation date may be immediately adjusted downward by the lender and to the extent said adjustment results in a debt service coverage ratio that is below 1.15x, a Low DSCR Period will immediately commence and (II) end if the Panorama Tower Property has achieved a debt service coverage ratio of at least 1.20x for two consecutive calculation dates, as determined by the lender.

A “Lease Sweep Period” will commence on the first monthly payment date following (or in the case of (a) (i), the monthly payment date preceding (a) the earlier of (i) the date that is 12 months prior to the expiration of a Lease Sweep Lease (defined below) or (ii) upon the date required under the Lease Sweep Lease by which the Lease Sweep Tenant (as defined below) is required to give notice of its exercise of a renewal option thereunder (and such renewal has not been so exercised); (b) upon the early termination, early cancellation or early surrender of a Lease Sweep Lease or upon the borrower’s (or property manager’s) receipt of notice by a Lease Sweep Tenant exercising its right to terminate or a notice of its intent to effect an early termination, early cancellation or early surrender of its Lease Sweep Lease; (c) the date a Lease Sweep Lease is surrendered, cancelled or terminated; (d) if a Lease Sweep Tenant has ceased operating its business at the Panorama Towers Property (i.e., “goes dark”) in any material portion of its space at the Panorama Tower Property (except with respect to permitted go dark periods); (e) upon a default under a Lease Sweep Lease by a Lease Sweep Tenant beyond any applicable notice and cure period, (f) upon a bankruptcy or insolvency proceeding of a Lease Sweep Tenant or its parent.

A Lease Sweep Period will end, in the case of clauses (a), (b) (c) and (d) once the applicable trigger has been cured or the space demised under the Sweep Lease has been re-tenanted pursuant to one or more “qualified leases” as defined in the Panorama Tower Mortgage Loan documents (or, if applicable, the applicable Lease Sweep Lease has been renewed pursuant to its terms) and, in the lender’s judgment, sufficient funds have been accumulated in the lease sweep reserve to cover all anticipated tenant improvement and leasing commissions and free and/or abated rent in connection therewith (and any debt service and operating shortfalls relating to the delay in the commencement of full rent payments). A Lease Sweep Period will end (A) in the case of clause (a) above, if the Lease Sweep Tenant irrevocably exercises its renewal option and there are sufficient funds in the lease sweep reserve to cover all anticipated shortfalls or leasing expenses in connection with such renewal; (B) in the case of clause (b) above, if such termination option is not validly exercised by the tenant under the applicable Lease Sweep Lease by the latest exercise date specified in such Lease Sweep Lease or is otherwise validly and irrevocably waived in writing by the related tenant; (C) in the case of clause (e) above, the default in question has been cured and no other default is continuing for a period of three months thereafter; and (D) in the case of clause (f) above, the applicable bankruptcy or insolvency proceeding has been terminated and the applicable Lease Sweep Lease (and any guaranty of it) has been affirmed or assumed in a manner reasonably satisfactory to the lender or pursuant to a final non-appealable order of the bankruptcy court, all lease defaults have been cured and the Lease Sweep Tenant is in occupancy and paying full, unabated rent, and adequate assurance of future performance under the Lease Sweep Lease (and any guaranty), as reasonably determined by the lender, has been provided and adequate assurance of future performance under the Lease Sweep Lease and, if applicable, each guaranty of the Lease Sweep Lease as reasonably determined by the lender is provided.

A “Lease Sweep Lease” means the Tribridge Developments, LLC lease and any replacement lease covering a majority of the space currently demised under such lease.

A “Lease Sweep Tenant” means any tenant under a Lease Sweep Lease.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not Permitted.

Release of Collateral. Not Permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

60

Retail – Super Regional Mall 7875 Montgomery Road Cincinnati, OH 45236	Collateral Asset Summary – Loan No. 4 Kenwood Towne Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 45.5% 2.19x 14.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

61

Retail – Super Regional Mall 7875 Montgomery Road Cincinnati, OH 45236	Collateral Asset Summary – Loan No. 4 Kenwood Towne Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 45.5% 2.19x 14.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

62

Retail – Super Regional Mall 7875 Montgomery Road Cincinnati, OH 45236	Collateral Asset Summary – Loan No. 4 Kenwood Towne Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 45.5% 2.19x 14.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

63

Retail – Super Regional Mall 7875 Montgomery Road Cincinnati, OH 45236	Collateral Asset Summary – Loan No. 4 Kenwood Towne Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 45.5% 2.19x 14.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

64

Retail – Super Regional Mall 7875 Montgomery Road Cincinnati, OH 45236	Collateral Asset Summary – Loan No. 4 Kenwood Towne Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 45.5% 2.19x 14.6%
Mortgage Loan Information		Property Information
Loan Sellers:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail – Super Regional Mall
Borrower Sponsor(s):	Brookfield Properties Retail Holding LLC and Teachers' Retirement System of the State of Illinois	Collateral:	Fee
Borrower(s):	Kenwood Mall L.L.C.	Location:	Cincinnati, OH
Original Balance(1):	$65,000,000	Year Built / Renovated:	1958 / 1988, 2003, 2009, 2019-2023
Cut-off Date Balance(1):	$65,000,000	Property Management:	Brookfield Properties Retail Inc.
% by Initial UPB:	6.0%	Size:	1,033,141 SF
Interest Rate:	6.27100%	Appraised Value / Per SF:	$571,200,000 / $553
Note Date:	February 9, 2024	Appraisal Date:	January 23, 2024
Original Term:	60 months	Occupancy:	95.2% (as of December 31, 2023)
Amortization:	Interest Only	UW Economic Occupancy:	94.5%
Original Amortization:	NAP	Underwritten NOI:	$37,950,692
Interest Only Period:	60 months	Underwritten NCF:	$36,139,189
First Payment Date:	April 1, 2024
Maturity Date:	March 1, 2029	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$37,685,851 (TTM December 31, 2023)
Additional Debt Balance(1):	$195,000,000	2022 NOI(5):	$37,154,574
Call Protection(2):	L(24),D(29),O(7)	2021 NOI(5):	$33,772,475
Lockbox / Cash Management:	Hard / Springing	2020 NOI:	$33,864,264
Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$252
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$252
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	45.5%
Replacement Reserves:	$0	Springing	$516,571	Maturity Date LTV:	45.5%
TI / LC:	$0	$129,143	$3,099,423	UW NOI DY:	14.6%
Other(4):	$3,966,953	$0	NAP	UW NCF DSCR:	2.19x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$260,000,000	100.0%	Loan Payoff	$211,601,763	81.4%
			Return of Equity	41,225,744	15.9
			Upfront Reserves	3,966,953	1.5
			Closing Costs	3,205,539	1.2
Total Sources	$260,000,000	100.0%	Total Uses	$260,000,000	100.0%
(1)	The Kenwood Towne Centre Mortgage Loan (as defined below) is part of the Kenwood Towne Centre Whole Loan (as defined below), which is comprised of 10 pari passu promissory notes, with an aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $260,000,000. The Kenwood Towne Centre Whole Loan was co-originated by Wells Fargo Bank, National Association (“WFB”), Goldman Sachs Bank USA (“GS”) and Societe Generale Financial Corporation (“SGFC”). The Financial Information in the chart above is based on the aggregate outstanding principal balance as of the Cut-off Date of the Kenwood Towne Centre Whole Loan.
(2)	The lockout period will be at least 24 payment dates beginning with and including the first payment date on April 1, 2024. Defeasance of the Kenwood Towne Centre Whole Loan in full is permitted at any time after the earlier to occur of (i) the date that is two years from the closing date of the securitization that includes the last pari passu note of the Kenwood Towne Centre Whole Loan to be securitized and (ii) February 9, 2027. The assumed lockout period of 24 payments is based on the expected Benchmark 2024-V6 securitization closing date in March 2024. The actual lockout period may be longer.
(3)	See “Initial and Ongoing Reserves” below.
(4)	Other initial escrows and reserves consist of approximately $3,732,395 for an existing TI/LC reserve and approximately $234,558 for a gap rent reserve.
(5)	The increase in NOI from 2021 to 2022 is primarily attributed to the borrower sponsor signing new leases and lease renewals during 2021 and 2022 for approximately 21 tenants with associated underwritten rents (8.2% of Total Collateral NRA (as defined below) and 20.1% of the underwritten base rent).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

65

Retail – Super Regional Mall 7875 Montgomery Road Cincinnati, OH 45236	Collateral Asset Summary – Loan No. 4 Kenwood Towne Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 45.5% 2.19x 14.6%

The Loan. The fourth largest mortgage loan (the “Kenwood Towne Centre Mortgage Loan”) is part of a whole loan (the “Kenwood Towne Centre Whole Loan”) secured by the borrower’s fee interest in a 1,033,141 SF super regional mall located in Cincinnati, Ohio (the “Kenwood Towne Centre Property”). The Kenwood Towne Centre Whole Loan is comprised of 10 pari passu notes, with an aggregate outstanding principal balance as of the Cut-off Date of $260,000,000 and accrues interest at a rate of 6.27100% per annum. The Kenwood Towne Centre Whole Loan has a five-year term, is interest-only for the full term and accrues interest on an Actual/360 basis. The Kenwood Towne Centre Mortgage Loan is evidenced by the non-controlling Note A-2-1, Note A-2-2 and Note A-2-3, with an aggregate outstanding principal balance as of the Cut-off Date of $65,000,000. The Kenwood Towne Centre Whole Loan was co-originated by WFB, GS and SGFC.

The table below summarizes the promissory notes that comprise the Kenwood Towne Centre Whole Loan. The relationship between the holders of the Kenwood Towne Centre Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Kenwood Towne Centre Whole Loan will initially be serviced pursuant to the pooling and servicing agreement for the BBCMS 2024-5C25 securitization trust; however, following the securitization of the controlling Note A-1-1, the Kenwood Towne Centre Whole Loan will be serviced pursuant to the pooling and servicing agreement for the transaction that includes the controlling Note A-1-1. See “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-1(1)	$55,000,000	$55,000,000	WFB	Yes
A-1-2(1)	$45,000,000	$45,000,000	WFB	No
A-1-3(1)	$20,000,000	$20,000,000	WFB	No
A-1-4(1)	$10,000,000	$10,000,000	WFB	No
A-2-1	$40,000,000	$40,000,000	Benchmark 2024-V6	No
A-2-2	$15,000,000	$15,000,000	Benchmark 2024-V6	No
A-2-3	$10,000,000	$10,000,000	Benchmark 2024-V6	No
A-3-1	$30,000,000	$30,000,000	BBCMS 2024-5C25(2)	No
A-3-2	$20,000,000	$20,000,000	BBCMS 2024-5C25(2)	No
A-3-3(1)	$15,000,000	$15,000,000	SGFC	No
Whole Loan	$260,000,000	$260,000,000
(1)	Expected to be contributed to one or more future securitization trust(s).
(2)	The BBCMS 2024-5C25 transaction is expected to close on or prior to the closing date of the Benchmark 2024-V6 transaction.

The Property. The Kenwood Towne Centre Property is a three-story, Class A super regional mall, comprising an approximately 1,033,141 SF (the “Total Collateral NRA”) portion of a larger 1,170,977 SF (the “Total Mall NRA”) center situated on an approximately 154-acre site in Cincinnati, Ohio. Kenwood Towne Centre was built in 1958 and renovated multiple times between 1988 and 2023, and is anchored by (i) Macy’s, which owns its improvements and ground leases the underlying land from the borrower, (ii) Dillard’s and (iii) Nordstrom, which owns its improvements and the underlying land and is not part of the collateral. Other notable retailers include Louis Vuitton, Gucci, Tiffany & Co., Apple, Pottery Barn, Lululemon Athletica and Restoration Hardware.

As of December 31, 2023, the Kenwood Towne Centre Property was 95.2% occupied by 129 tenants (including temporary tenants, comprising approximately 2.7% of the Total Collateral NRA and 0.0% of the underwritten base rent). Since 2019, the borrower sponsors have invested over $30.0 million into the Kenwood Towne Centre Property for renovations and capital improvements including HVAC repairs, roof repairs, escalator repairs, pavement restoration, garage restoration, camera replacements and irrigation system upgrades among other improvements to individual tenant spaces. In-line sales for tenants comprising less than 10,000 SF as of December 2023 were $1,018 PSF (10.8% occupancy cost) including Apple and $779 PSF (14.0% occupancy cost) excluding Apple. The Kenwood Towne Centre Property provides parking via 5,881 surface parking and parking garage spaces, resulting in a parking ratio of approximately 5.02 spaces per 1,000 SF of the Total Mall NRA.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

66

Retail – Super Regional Mall 7875 Montgomery Road Cincinnati, OH 45236	Collateral Asset Summary – Loan No. 4 Kenwood Towne Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 45.5% 2.19x 14.6%

Major Tenants.

Apple (9,383 SF; 0.9% of Net Rentable Area (“NRA”); 4.3% of underwritten base rent): Apple is a retailer that designs, manufactures and markets smartphones, personal computers, tablets, wearables and accessories, and sells a variety of related services. Apple has been a tenant at the Kenwood Towne Centre Property since 2001. Apple’s current lease expires in January 2026.

Altar'D State/Arula/Tulla (12,838 SF; 1.2% of NRA; 3.3% of underwritten base rent): Altar’D State operates within the Stand Out for Good parent company, which is a purpose-based, lifestyle and fashion family of brands that was founded in 2009 and operates 128 stores and boutiques across its three brands in 39 states. Altar'D State/Arula/Tulla has been a tenant at the Kenwood Towne Centre Property since opening in 2022.

Pottery Barn (15,913 SF; 1.5% of NRA; 2.4% of underwritten base rent): Pottery Barn is a home furnishing retailer that was founded in 1949 and operates 188 stores as of 2022. Pottery Barn is a wholly owned subsidiary of Williams-Sonoma, Inc. Pottery Barn has been a tenant at the Kenwood Towne Centre Property since 2003.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

67

Retail – Super Regional Mall 7875 Montgomery Road Cincinnati, OH 45236	Collateral Asset Summary – Loan No. 4 Kenwood Towne Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 45.5% 2.19x 14.6%

The following table presents certain information relating to the tenants (of which, certain tenants may have cotenancy provisions) at the Kenwood Towne Centre Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area(3)	U/W Base Rent(4)	U/W Base Rent Per SF(4)	% of Total U/W Base Rent(4)	Lease Expiration	Sales Per SF(5)	Occupancy Cost(6)	Termination Option (Y/N)	Renewal Options
Non-Collateral Anchor Tenant
Nordstrom(7)	Ba1/BB+/BB+	137,836	NAP	$0	$0.00	0.0%	NAP	NAP	NAP	N	None
Non-Collateral Anchor Tenant Subtotal / Wtd. Avg.		137,836	NAP	$0	$0.00	0.0%

Anchors
Macy’s(8)	Ba1/BB+/BBB-	262,829	25.4%	$0	$0.00	0.0	9/10/2028	$187	0.7%	N	5 x 5 Yr
Dillard’s(9)	Baa3/BB+/BBB-	240,656	23.3	604,525	$2.51	2.0	1/31/2029	$118	2.5%	Y	1 x 10 Yr

Major Tenants
Apple	Aaa/AA+/NR	9,383	0.9	1,266,730	$ 135.00	4.3	1/31/2026	$ 8,827	1.5%	N	None
Altar'D State/Arula/Tulla(10)	NR/NR/NR	12,838	1.2	989,681	$ 77.09	3.3	3/31/2032	$ 447	21.2%	Y	1 x 5 Yr
Pottery Barn	NR/NR/NR	15,913	1.5	720,339	$ 45.27	2.4	1/31/2030	$ 620	15.2%	N	None
Anthropologie	NR/NR/NR	11,890	1.2	653,854	$ 54.99	2.2	1/31/2026	$ 420	13.1%	N	None
Arhaus Furniture	NR/NR/NR	16,925	1.6	619,455	$ 36.60	2.1	1/31/2032	$ 627	9.8%	N	None
American Eagle Outfitters(11)	NR/NR/NR	6,044	0.6	596,905	$ 98.76	2.0	3/31/2032	$ 677	14.6%	Y	None
Maggiano's Little Italy	B1/BB-/NR	12,611	1.2	581,115	$ 46.08	2.0	9/30/2034	$ 783	9.0%	N	1 x 5 Yr
Watches Of Switzerland(12)	NR/NR/NR	4,902	0.5	580,691	$ 118.46	2.0	11/30/2031	$ 1,945	8.8%	Y	1 x 5 Yr
The Cheesecake Factory	NR/NR/NR	12,243	1.2	550,935	$ 45.00	1.9	1/31/2025	$ 1,001	8.6%	N	None
Largest Tenants		606,234	58.7%	7,164,230	$ 11.82	24.2%
Remaining Occupied		377,278	36.5	22,443,982	59.49	75.8
Total Occupied		983,512	95.2%	29,608,212	$ 30.10	100.0%
Vacant		49,629	4.8
Total		1,033,141	100.0%
(1)	Based on the underwritten rent roll dated December 31, 2023.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	% of Net Rentable Area refers only to the Kenwood Towne Centre Property collateral and does not include the portion of the Kenwood Towne Centre Property occupied by Nordstrom, which owns its improvements and the underlying land.
(4)	U/W Base Rent, U/W Base Rent Per SF and % of Total U/W Base Rent include $674,713 in contractual rent steps through February 2025.
(5)	Sales data provided by the borrower sponsors for the Sales PSF are presented as of the 12 months ended December 2023.
(6)	Occupancy costs are calculated by the annual gross rent divided by the respective tenant annual sales.
(7)	Nordstrom (non-collateral anchor) does not pay rent but pays certain reimbursements.
(8)	Macy’s owns its improvements and ground leases the underlying land from the borrower sponsors. Macy’s has five, five-year renewal options remaining and no termination options. Macy’s pays the greater of: (i) Minimum Rent (as defined below) or (ii) 1% of the amount by which Macy’s gross sales exceed $30,000,000 during such fiscal year (“Percentage Rent”). “Minimum Rent” equals $0, except if Macy’s ceases operations as a department store for more than 12 months and thereafter exercises any renewal option, then during the five-year renewal period, the annual Minimum Rent will be the sum of $50,000 plus the greater of: (i) the annual Minimum Rent in effect at the time of exercising the extension option or (ii) $200,000. Currently, Macy’s pays Percentage Rent, currently underwritten as $190,590 per year ($0.73 per SF) and certain reimbursements, that in aggregate totals 0.7% of total UW Gross Rent.
(9)	Dillard’s has one, 10-year renewal option remaining and a one-time option to surrender the expansion premises (approximately 90,000 SF).
(10)	Altar'D State/Arula/Tulla has a termination option that is exercisable if the tenant’s net sales fail to exceed $7,509,607 between either period between either the 61st and 72nd full calendar months or the 73rd and 84th full calendar months after the lease commencement date, along with payment of a termination fee.
(11)	American Eagle Outfitters has a termination option that is exercisable if the tenant’s net sales fail to exceed $3,688,916 during the period between April 2027 and March 2028, along with payment of a termination fee.
(12)	Watches of Switzerland has a termination option that is exercisable if the tenant’s net sales fail to exceed $5,000,000 during the period between October 2025 and September 2026, along with payment of a termination fee.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

68

Retail – Super Regional Mall 7875 Montgomery Road Cincinnati, OH 45236	Collateral Asset Summary – Loan No. 4 Kenwood Towne Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 45.5% 2.19x 14.6%

The following tables presents certain information relating to the tenant sales of the Kenwood Towne Centre Property:

Sales History(1)(2)
Tenancy Type	2019	2020(3)	2021	2022	2023
Gross Mall Sales(4)	$356.1 million	$252.8 million	$370.1 million	$392.9 million	$395.0 million
Gross Mall Sales (Ex-Apple)(4)	$267.9 million	$207.7 million	$293.1 million	$311.7 million	$312.2 million
Comparable Sales PSF (Inline < 10,000 SF)	$881	$618	$995	$1,034	$1,018
Comparable Sales PSF (Inline < 10,000 SF, Ex- Apple)	$637	$489	$767	$786	$779
Occupancy Cost (Inline < 10,000 SF)	11.6%	15.7%	9.6%	10.3%	10.8%
Occupancy Cost (Inline < 10,000 SF, Ex-Apple)	16.0%	19.6%	12.3%	13.5%	14.0%
(1)	Information is as provided by the borrower sponsors and only includes tenants reporting sales. Certain tenants may not have been in occupancy during the entire reporting period.
(2)	All figures are approximate
(3)	Kenwood Towne Centre Property was closed from March 24, 2020 until May 12, 2020, due to the COVID-19 pandemic.
(4)	Excludes sales for Dillard’s, Macy’s and Nordstrom (non-collateral anchor).

Anchor & Major Tenant Sales History(1)(2)
Tenant Name	2019	PSF	2020	PSF	2021	PSF	2022	PSF	2023	PSF
Anchor Tenants(3)
Macy’s	$53.3 million	$203	$31.3 million	$119	$52.4 million	$199	$62.2 million	$237	$49.1 million	$187
Dillard’s	$26.7 million	$111	$16.6 million	$69	$28.6 million	$119	$30.5 million	$127	$28.3 million	$118
Inline Tenants > 10,000 SF
Arhaus Furniture	$5.6 million	$333	$5.1 million	$299	$7.4 million	$439	$10.9 million	$643	$10.6 million	$627
Forever 21	$3.7 million	$225	$2.7 million	$161	$4.8 million	$290	$3.7 million	$221	$2.7 million	$162
Pottery Barn	$8.1 million	$511	$7.4 million	$466	$9.1 million	$574	$11.6 million	$729	$9.9 million	$620
Anthropologie	$2.9 million	$243	$3.0 million	$249	$2.1 million	$177	$5.0 million	$420	$5.0 million	$420
Restoration Hardware	$9.0 million	$840	$9.5 million	$881	$12.2 million	$1,133	$10.2 million	$952	$7.4 million	$683
(1)	Information is provided by the borrower sponsors.
(2)	All figures are approximate.
(3)	Represents estimated gross sales figures between 2019 and 2022.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

69

Retail – Super Regional Mall 7875 Montgomery Road Cincinnati, OH 45236	Collateral Asset Summary – Loan No. 4 Kenwood Towne Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 45.5% 2.19x 14.6%

The following table presents certain information relating to the lease rollover schedule at the Kenwood Towne Centre Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent(3)	% of Total U/W Base Rent(3)	U/W Base Rent $ per SF(3)	# of Expiring Leases
2024 & MTM	74,671	7.2%	7.2%	$1,708,181	5.8%	$22.88	13
2025	70,050	6.8	14.0%	4,112,221	13.9	$58.70	18
2026	74,060	7.2	21.2%	5,574,367	18.8	$75.27	21
2027	37,792	3.7	24.8%	2,153,733	7.3	$56.99	12
2028	294,188	28.5	53.3%	2,511,303	8.5	$8.54	14
2029	270,173	26.2	79.5%	2,864,580	9.7	$10.60	13
2030	27,885	2.7	82.2%	1,678,725	5.7	$60.20	7
2031	38,049	3.7	85.8%	2,469,759	8.3	$64.91	9
2032	61,220	5.9	91.8%	3,869,773	13.1	$63.21	11
2033	14,271	1.4	93.1%	1,103,347	3.7	$77.31	5
2034	21,153	2.0	95.2%	1,562,223	5.3	$73.85	6
2035 & Thereafter	0	0.0	95.2%	0	0.0	$0.00	0
Vacant	49,629	4.8	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	1,033,141	100.0%		$29,608,212	100.0%	$30.10	129
(1)	Based on the underwritten rent roll dated December 31, 2023.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.
(3)	U/W Base Rent, % of Total U/W Base Rent and U/W Base Rent $ per SF include contractual rent steps totaling $674,713 through February 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

70

Retail – Super Regional Mall 7875 Montgomery Road Cincinnati, OH 45236	Collateral Asset Summary – Loan No. 4 Kenwood Towne Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 45.5% 2.19x 14.6%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Kenwood Towne Centre Property:

Cash Flow Analysis(1)
	2019	2020	2021	2022	December 2023 TTM	U/W	U/W Per SF(2)
Base Rent(3)	$28,077,213	$26,265,745	$23,925,987	$26,120,002	$27,822,362	$28,933,499	$28.01
Rent Steps(4)	0	0	0	0	0	674,713	0.65
Percent Rent	1,629,756	1,688,542	4,688,543	6,133,051	4,437,293	2,990,230	2.89
Vacant Income	0	0	0	0	0	2,799,141	2.71
Gross Potential Rent	$29,706,969	$27,954,287	$28,614,530	$32,253,053	$32,259,655	$35,397,583	$34.26
Total Reimbursements	15,881,057	15,036,147	12,925,944	13,725,762	14,242,630	14,008,669	13.56
Temporary Tenants	3,537,191	2,511,184	3,678,791	3,701,297	3,468,467	3,725,061	3.61
Lease Termination Income	0	823,989	908,941	163,925	702,334	0	0.00
Other Income(5)	516,526	360,323	440,807	462,098	400,361	389,272	0.38
Net Rental Income	$49,641,743	$46,685,930	$46,569,013	$50,306,135	$51,073,447	$53,520,585	$51.80
(Vacancy/Credit Loss)(6)	(322,345)	(1,223,127)	55,455	142,623	83,265	(2,799,141)	(2.71)
Effective Gross Income	$49,319,398	$45,462,803	$46,624,468	$50,448,758	$51,156,712	$50,721,444	$49.09
Total Expenses	12,297,984	11,598,539	12,851,993	13,294,184	13,470,861	12,770,752	12.36
Net Operating Income(7)	$37,021,414	$33,864,264	$33,772,475	$37,154,574	$37,685,851	$37,950,692	$36.73
Capital Expenditures	0	0	0	0	0	206,628	0.20
TI/LC	0	0	0	0	0	1,604,875	1.55
Net Cash Flow	$37,021,414	$33,864,264	$33,772,475	$37,154,574	$37,685,851	$36,139,189	$34.98

Occupancy(6)	97.1%	90.6%	93.9%	96.1%	95.2%	94.5%
NCF DSCR(8)	2.24x	2.05x	2.04x	2.25x	2.28x	2.19x
NOI Debt Yield(8)	14.2%	13.0%	13.0%	14.3%	14.5%	14.6%
(1)	Certain items such as capital expenditures and TI/LC were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	U/W Per SF is calculated based on Total Collateral NRA.
(3)	Based on the underwritten rent roll dated December 31, 2023.
(4)	Contractual rent steps are through February 2025.
(5)	Other Income includes revenue from trash pad rental and valet parking income.
(6)	The underwritten economic occupancy is 94.5%. The Kenwood Towne Centre Property was 95.2% leased based on the December 31, 2023 underwritten rent roll.
(7)	The increase in Net Operating Income from 2021 to 2022 is primarily attributed to the borrower sponsors signing new leases and lease renewals during 2021 and 2022 for approximately 21 tenants with associated underwritten rents (8.2% of Total Collateral NRA and 20.1% of the underwritten base rent).
(8)	Calculated based on the Kenwood Towne Centre Whole Loan.

Appraisal. According to the appraisal dated January 23, 2024, the Kenwood Towne Centre Property had an “As Is” value of $571,200,000.

Appraisal Valuation Summary(1)
Appraisal Approach	Appraised Value	Capitalization Rate
Income Capitalization Approach	$571,200,000	6.50%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental assessment dated January 17, 2024, there was no evidence of any recognized environmental conditions at the Kenwood Towne Centre Property.

The Market. The Kenwood Towne Centre Property is located in Cincinnati, Ohio, within the Cincinnati core-based statistical area (the “Cincinnati CBSA”). The Cincinnati CBSA spans 15 counties in the states of Ohio, Kentucky and Indiana and is home to seven Fortune 500 companies including Kroger, Proctor & Gamble, Fifth Third Bancorp, Western & Southern Financial Group, American Financial Group Inc., Cincinnati Financial Corp., and Cintas. The Cincinnati CBSA’s largest employment sectors include trade, transportation & utilities (20.6% of the regional workforce), professional & business services (15.7%) and education & health services (14.9%). The largest

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

71

Retail – Super Regional Mall 7875 Montgomery Road Cincinnati, OH 45236	Collateral Asset Summary – Loan No. 4 Kenwood Towne Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 45.5% 2.19x 14.6%

employers in the Cincinnati CBSA are Kroger Co., Cincinnati Children’s Hospital, TriHealth, University of Cincinnati and St. Elizabeth Healthcare.

The Kenwood Towne Centre Property is situated at the northeast corner of Kenwood and Montgomery Roads, approximately 10 miles from the Cincinnati CBSA. Interstate 71 is located adjacent to the Kenwood Towne Centre Property and provides north/south regional access through Cincinnati. Interstate 71 has an average daily traffic count of approximately 123,971 vehicles per day. The Kenwood Towne Centre Property serves a 10-mile trade area and is a major shopping destination for this portion of the region, which acts as a commercial/retail hub for the area, anchoring retail and commercial development along Montgomery and Kenwood Roads.

According to the appraisal, the 2022 population within a five-, 10- and 15-mile radius of the Kenwood Towne Centre Property was 169,911, 703,702 and 1,308,287, respectively, and the average household income within the same radii was $105,507, $102,106 and $98,654, respectively. According to a third-party market research report, the Kenwood Towne Centre Property is located in the Kenwood retail submarket, which contained 5,569,882 SF of retail space as of the first quarter of 2024. The Kenwood retail submarket reported a vacancy rate of 6.7% and an average rental rate of $23.29 per SF.

The following table presents certain information relating to comparable retail centers for the Kenwood Towne Centre Property:

Competitive Retail Center Summary(1)
Property Name/Location	Year Built / Renovated	Total GLA (SF)	Total Occupancy	Distance to Subject	Sales PSF	Anchor Tenants
Kenwood Towne Centre 7875 Montgomery Road Cincinnati, OH	1958 / 1988, 2003, 2009, 2019-2023	1,033,141(2)	95.2%(3)	NAP	$779 (4)	Macy’s Dillard’s Nordstrom (non-collateral anchor)
Eastgate Mall 4601-200 Eastgate Boulevard Cincinnati, OH	1980 / 2003	858,783	86.0%	8.5 miles	$377	Dillard's JC Penney Kohl's
Northgate Mall 9501 Colerain Avenue Cincinnati, OH	1972 / 2015	1,100,000	79.0%	12.0 miles	$259	Ashley Furniture Burlington DSW Marshalls Overstock Furniture Xscape Theatres
Florence Mall 2028 Florence Mall Florence, KY	1976 / 2011	940,967	86.0%	21.0 miles	$447	JC Penney Macy's Macy's Home
(1)	Source: Appraisal, unless stated otherwise. The retail properties displayed in the chart reflect the primary competition for the Kenwood Towne Centre Property.
(2)	Total GLA (SF) for the Kenwood Towne Centre Property excludes the square footage for Nordstrom (non-collateral anchor).
(3)	Based on the underwritten rent roll dated December 31, 2023 excluding Nordstrom (non-collateral anchor).
(4)	Represents comparable sales PSF as of the 12 months ended December 2023 for in-line tenants (excluding Apple), provided by the borrower sponsors.

The Borrower and the Borrower Sponsors. The borrower for the Kenwood Towne Centre Whole Loan is Kenwood Mall L.L.C., a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Kenwood Towne Centre Whole Loan.

The borrower sponsors are Brookfield Properties Retail Holding LLC (“Brookfield Retail”) and Teachers’ Retirement System of the State of Illinois (“TRSIL”), each of which indirectly owns a 50% interest in the borrower. The non-recourse carveout guarantor is GGP-TRS L.L.C., an affiliate of Brookfield Retail and the 100% owner of the borrower. Brookfield Retail is a fully integrated, diversified global real estate services company that has portfolio management and development capabilities across the real estate investment strategies of Brookfield Corporation. Brookfield Property Partners owns, operates and develops a large portfolio of office, retail, multifamily, industrial, hospitality, triple net lease, student housing and manufactured housing assets. Brookfield Retail owns over 160 retail properties totaling over 130 million SF throughout the United States.

TRSIL is an Illinois state government agency dealing with pensions and other financial benefits for teachers and other workers in education in Illinois. The Illinois General Assembly created TRSIL in 1939 for the purpose of providing retirement annuities and disability and survivor benefits for educators employed in public schools outside the city of Chicago. As of December 31, 2023, TRSIL had approximately $68.5 billion of assets under management.

Property Management. The Kenwood Towne Centre Property is managed by Brookfield Properties Retail Inc., an affiliate of Brookfield Retail.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

72

Retail – Super Regional Mall 7875 Montgomery Road Cincinnati, OH 45236	Collateral Asset Summary – Loan No. 4 Kenwood Towne Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 45.5% 2.19x 14.6%

Initial and Ongoing Reserves. At origination, the borrower deposited into escrow approximately (i) $3,732,395 into an existing tenant improvement allowances reserve and (ii) $234,558 for a gap rent reserve in connection with Ray Ban (approximately $206,556) and Rowan (approximately $28,002).

Tax Escrows – During the continuance of a Reserve Trigger Period (as defined below) or Cash Management Period (as defined below), the borrower is required make monthly deposits equal to 1/12th of the annual estimated tax payments during the next ensuing 12 months.

Insurance Escrows – During the continuance of a Reserve Trigger Period or Cash Management Period, the borrower is required to make monthly deposits equal to 1/12th of the annual estimated insurance payments, except if the Kenwood Towne Centre Property is insured under a blanket policy meeting the requirements set forth in the related Kenwood Towne Centre Whole Loan documents (in which case, no insurance escrows will be required).

Replacement Reserves – During the continuance of a Reserve Trigger Period or Cash Management Period, the borrower is required to escrow $21,524 per month, capped at $516,571.

Rollover Reserve – On each monthly payment date, the borrower is required to escrow an amount equal to approximately $129,143 for rollover reserves, capped at $3,099,423.

Anchor Reserve – During the continuance of an Anchor Trigger Event (as defined below), the borrower is required deposit an amount equal to all initial excess cash flow with respect to any particular interest period for tenant improvements and leasing commissions, construction costs, required landlord work and other related costs associated with re-tenanting the applicable space or any other space at the Kenwood Towne Centre Property; provided that deposits be capped at the amount equal to the product of (x) $50.00 and (y) the aggregate amount of gross leasable square footage of the applicable Anchor Parcel (as defined below) (the “Individual Anchor Threshold Amount”). The reserve will not be replenished if the funds in the anchor reserve account allocable to such individual Anchor Trigger Event falls below the related Individual Anchor Threshold Amount thereafter due to any disbursement to the borrower in accordance with the terms of the Kenwood Towne Centre Whole Loan documents).

Lockbox / Cash Management. The Kenwood Towne Centre Whole Loan is structured with a hard lockbox and springing cash management. The borrower is required to cause all tenants at the Kenwood Towne Centre Property (other than tenants under Seasonal Leases (as defined below)) to pay rents (other than Non-Core Income (as defined below)) directly into the account controlled by the lender (the “Lockbox Account”), and to deposit any rents otherwise received by the manager or the property manager (other than Non-Core Income) into such Lockbox Account within two business days after receipt. Prior to a Cash Management Period, all funds in the Lockbox Account will be swept daily to the borrower’s operating account. During the continuance of a Cash Management Period, all funds deposited into the Lockbox Account are required to be swept each business day into a deposit account controlled by the lender (the “Cash Management Account”) to be applied and disbursed in accordance with the Kenwood Towne Centre Whole Loan documents to pay, including but not limited to, (i) the tax and insurance escrow deposits, if any, described above, (ii) provided that no default exists as to which the lender has initiated an enforcement action, budgeted operating expenses (or actual operating expenses to the extent not more than 115% of budgeted operating expenses), budgeted capital expenses (or actual capital expenses to the extent not more than 110% of budgeted capital expenses) and lender-approved extraordinary expenses, and (iii) the replacement and rollover reserve deposits, if any, described above. During the continuance of a Cash Management Period, any excess cash is required to be deposited into an excess cash reserve account to be held by the lender as additional security for the Kenwood Towne Centre Whole Loan; provided, that, funds on deposit in such account will be made available to the borrower for the payment of certain property-level expenses and other uses, including REIT distributions up to $200,000.

“Non-Core Income” means (i) certain de minimis amounts of rents from miscellaneous revenue items such as holiday photos and change retrieved from fountains (but will not include rent from Seasonal Leases) and (ii) certain rents generated pursuant to multi-property sponsorship and advertising programs which are directly attributable to the Kenwood Towne Centre Property.

“Seasonal Leases” means leases and/or license agreements having a maximum term of one year or less.

A “Reserve Trigger Period” will commence upon the net operating income debt yield (“NOI DY”) falling below 10.5% for two consecutive calendar quarters and will end upon the NOI DY being at least 10.5% for two consecutive calendar quarters.

A “Cash Management Period” will commence upon the occurrence of any of the following events: (i) an event of default, (ii) the debt yield is less than 9.75% as of the end of any two consecutive calendar quarters or (iii) the commencement of an Anchor Trigger Event. A Cash Management Period will end as applicable: (1) with respect to clause (i) above, if such event of default is cured or waived (provided that no Cash Management Period remains in effect pursuant to clauses (ii) or (iii) above), (2) with respect to clause (ii) above, (a) upon the date that the debt yield is equal to or in excess of the 9.75% for two consecutive calendar quarters (provided that no Cash Management Period remains in effect pursuant to clauses (i) or (iii) above) or (b) the borrower has either (x) partially prepaid the Kenwood Towne

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

73

Retail – Super Regional Mall 7875 Montgomery Road Cincinnati, OH 45236	Collateral Asset Summary – Loan No. 4 Kenwood Towne Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 45.5% 2.19x 14.6%

Centre Whole Loan (with payment of a yield maintenance if partial prepayment occurs prior to September 1, 2028), (y) delivered cash to the lender or (z) delivered a letter of credit to the lender, in each case in an amount that if subtracted from the outstanding principal balance of the Kenwood Towne Centre Whole Loan would cause the debt yield to equal or exceed 9.75% for two consecutive calendar quarters, or (3) with respect to clause (iii) above, an applicable Anchor Trigger Cessation Event (as defined below) has occurred.

An ”Anchor Trigger Event” will occur if Dillard’s, Macy’s, Nordstrom or any replacement tenant (each an “Anchor” and the premises occupied, the “Anchor Parcel”): (i) has (A) “gone dark” (other than a temporary closure in connection with: (w) a restoration, repair or renovation, (x) compliance with applicable law, regulations and/or governmental mandates, (y) an event of force majeure or (z) any reason not to exceed 60 days) or (B) vacated its Anchor Parcel, (ii) is the subject of certain bankruptcy or insolvency events, (iii) terminates, surrenders or cancels its lease (or gives notice of its intent to do any of the foregoing) or (iv) to the extent such Anchor Parcel is owned by the borrower, the Anchor fails to renew its lease prior to the earlier of: (x) the date specified in such lease and (y) the date that is 12 months prior to such Anchor’s lease expiration.

An “Anchor Trigger Cessation Event” means for any Anchor Trigger Event: (1) described in clause (i) of the definition of Anchor Trigger Event, such Anchor operates the demised premises (to the extent not subject to any permitted subletting) for a period of no less than 30 consecutive operating days; (2) described in clause (ii) of the definition of Anchor Trigger Event, (x) if such premises occupied by the Anchor are then owned by the Anchor, such bankruptcy action is dismissed or the Anchor has emerged from such bankruptcy action and is continuing to occupy its premises or a substantial portion thereof, and (y) if such premises occupied by the Anchor are then leased by the borrower to the Anchor, such lease is accepted and affirmed by the Anchor in the bankruptcy action; (3) described in clause (iii) of the definition of Anchor Trigger Event, such Anchor rescinds its notice of cancellation, termination or non-renewal in writing; (4) described in clause (iv) of the definition of Anchor Trigger Event, such Anchor renews and/or extends its lease pursuant to the terms thereof; (5) if such Anchor Parcel is owned by the borrower, the entire Anchor Parcel or not less than 75% of the aggregate gross leasable square footage of the Anchor Parcel becomes owned or leased by one or more replacement tenants pursuant to leases entered into in accordance with the terms of the Kenwood Towne Centre Whole Loan documents or otherwise, in each case, reasonably approved by the lender (such approval not to be unreasonably withheld, conditioned or delayed); or (6) the borrower will have satisfied the conditions set forth in the Kenwood Towne Centre Whole Loan documents.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Partial Release. The borrower may obtain the release of (A) one or more vacant, non-income producing and unimproved (or improved only by landscaping, surface parking or utility facilities that are either readily re-locatable or will continue to serve the Kenwood Towne Centre Property) parcels (including “air rights” parcels) or outlots (provided, however, that this condition will not apply to any Kenwood Towne Centre Expansion Parcel (as defined below), or (B) any Kenwood Towne Centre Acquired Parcel (as defined below), including, if applicable, any Anchor Parcel, upon satisfaction of specified conditions including, among other things, that (i) there is no event of default, (ii) the borrower delivers evidence that the parcel subject to release is not necessary for the borrower’s operation or use of the remaining Kenwood Towne Centre Property and may be readily separated from the Kenwood Towne Centre Property without a material diminution in value, (iii) the parcel subject to release has been legally subdivided and after giving effect to such transfer, the release parcel and the remaining Kenwood Towne Centre Property conform to legal requirements and constitute separate tax lots (or all action has been taken to effectuate the same), (iv) the parcel subject to the release is not necessary for the remaining portion of the Kenwood Towne Centre Property to comply with zoning or legal requirements, (v) receipt of a rating agency confirmation from the applicable rating agencies (provided that such confirmation will not be required for release of a Kenwood Towne Centre Expansion Parcel or if the rating agency has waived review or failed to respond within 30 days to a request for such confirmation), and (vi) the release will comply with REMIC requirements.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

74

Retail – Super Regional Mall 7875 Montgomery Road Cincinnati, OH 45236	Collateral Asset Summary – Loan No. 4 Kenwood Towne Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 45.5% 2.19x 14.6%

In addition, the borrower has the right, at its own expense, to acquire one or more parcels of land that constitutes an integral part of, adjoins or is proximately located near, the shopping center of which the Kenwood Towne Centre Property is a part, which land was not owned by the borrower on the origination date of the Kenwood Towne Centre Whole Loan and is not a Kenwood Towne Centre Acquired Parcel (such acquired land, a “Kenwood Towne Centre Expansion Parcel”), to become additional collateral for the Kenwood Towne Centre Whole Loan, upon satisfaction of specified conditions including, among other things, that (i) there is no event of default, (ii) the borrower acquires a fee simple or leasehold interest in the applicable Kenwood Towne Centre Expansion Parcel and (iii) the borrower delivers, among other things, (a) an environmental report indicating no hazardous substances except for nominal amounts (except as permitted under clause (d) below), unless the Kenwood Towne Centre Expansion Parcel is already covered by the environmental report delivered at origination, (b) security documents creating a mortgage lien on the Kenwood Towne Centre Expansion Parcel, and title insurance, (c) a property condition report indicating that the Kenwood Towne Centre Expansion Parcel is in good condition if the Kenwood Towne Centre Expansion Parcel is improved, subject to certain exceptions, and (d) if repairs are recommended by the property condition report or if the environmental report discloses the presence of hazardous materials at the Kenwood Towne Centre Expansion Parcel, and the cost of such repairs or remediation is reasonably likely to exceed 10% of the original principal balance of the Kenwood Towne Centre Whole Loan, cash or an indemnity from the guarantor, certain of its affiliates or an entity otherwise meeting ratings or financial tests set forth in the Kenwood Towne Centre Whole Loan documents, in an amount equal to 125% of any estimated repairs or remediation costs, as applicable.

The borrower is also permitted to obtain the release of collateral parcels (each, a “Kenwood Towne Centre Exchange Parcel”) from the lien of the mortgage in exchange for the substitution of new parcels of real property in which the borrower acquires a fee or leasehold interest (each, a “Kenwood Towne Centre Acquired Parcel”) as collateral for the Kenwood Towne Centre Whole Loan upon 20 days’ prior notice, subject to the satisfaction of certain conditions, including, among other things, that: (i) the Kenwood Towne Centre Exchange Parcel (unless it is a Kenwood Towne Centre Expansion Parcel) is vacant, non-income producing and unimproved or improved only by landscaping, surface parking or utility facilities that are readily re-locatable or that will continue to serve the Kenwood Towne Centre Property (and the borrower is able to make certain zoning representations as to the Kenwood Towne Centre Acquired Parcel to the same extent as made with respect to the Kenwood Towne Centre Exchange Parcel), (ii) the Kenwood Towne Centre Acquired Parcel is reasonably equivalent in value to the Kenwood Towne Centre Exchange Parcel, as established by a letter of value from the appraiser that appraised the Kenwood Towne Centre Property or an appraiser of comparable experience selected by the borrower, (iii) with respect to the Kenwood Towne Centre Acquired Parcel, the borrower has delivered, among other things, (a) an environmental report indicating no hazardous substances except for nominal amounts (except as permitted under clause (d) below), unless the Kenwood Towne Centre Acquired Parcel is already covered by the environmental report delivered at origination, (b) security documents creating a mortgage lien on the Kenwood Towne Centre Acquired Parcel and title insurance, (c) a property condition report indicating that the Kenwood Towne Centre Acquired Parcel is in good condition if the Kenwood Towne Centre Acquired Parcel is improved, subject to certain exceptions, (d) if repairs are recommended by the property condition report or if the environmental report discloses the presence of hazardous materials at the Kenwood Towne Centre Acquired Parcel, and the cost of such repairs or remediation is likely to exceed 10% of the original principal balance of the Kenwood Towne Centre Whole Loan, cash or an indemnity from the guarantor, certain of its affiliates, or an entity otherwise meeting ratings or financial tests set forth in the Kenwood Towne Centre Whole Loan documents, in an amount equal to 125% of any estimated repairs or remediation costs, as applicable, (e) the release will comply with REMIC requirements, and (f) the lender has received a rating agency confirmation from the applicable rating agencies.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

75

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 5 Vero Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 55.2% 1.91x 15.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

76

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 5 Vero Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 55.2% 1.91x 15.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

77

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 5 Vero Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 55.2% 1.91x 15.7%
Mortgage Loan Information		Property Information
Loan Sellers:	GSMC	Single Asset / Portfolio:	Portfolio
Loan Purpose(1):	Recapitalization	Property Type - Subtype:	Office – Suburban
Borrower Sponsor(s):	Admiral 2R Management LLC	Collateral:	Fee
Borrower(s):	Apex Building Owner LLC, Fairview Building Owner LLC, Parkway Building Owner LLC and Imperial Center Building Owner LLC	Location(6):	Various, Various
Original Balance(2):	$65,000,000	Year Built / Renovated(6):	Various / NAP
Cut-off Date Balance(2):	$65,000,000	Property Management(7):	Various
% by Initial UPB:	6.0%	Size:	987,072 SF
Interest Rate:	7.36400%	Appraised Value / Per SF:	$195,500,000 / $198
Note Date:	March 1, 2024	Appraisal Date:	Various
Original Term:	60 months	Occupancy:	82.4% (as of December 31, 2023)
Amortization:	Interest Only	UW Economic Occupancy:	81.7%
Original Amortization:	NAP	Underwritten NOI(8):	$16,934,772
Interest Only Period:	60 months	Underwritten NCF:	$15,429,432
First Payment Date:	April 6, 2024
Maturity Date:	March 6, 2029	Historical NOI
Additional Debt Type(2):	Pari Passu	Most Recent NOI(8):	$14,647,569 (TTM December 31, 2023)
Additional Debt Balance(2)	$43,000,000	2022 NOI:	$14,562,062
Call Protection(3):	L(24),D(29),O(7)	2021 NOI(9):	NAV
Lockbox / Cash Management:	Hard / Springing	2020 NOI(9):	NAV
Reserves(4)				Financial Information(2)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$109
Taxes:	$717,296	$192,136	NAP	Maturity Date Loan / SF:	$109
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	55.2%
Replacement Reserves:	$3,500,000	$27,144	NAP	Maturity Date LTV:	55.2%
TI / LC:	$10,000,000	Springing	$5,000,000	UW NOI DY:	15.7%
Other(5):	$8,533,957	$0	NAP	UW NCF DSCR:	1.91x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(2)	$108,000,000	61.9%	Recapitalization	$143,733,229	82.4%
Principal Contribution	66,537,811	38.1	Upfront Reserves	22,751,253	13.0
			Closing Costs	8,053,330	4.6
Total Sources	$174,537,811	100.0%	Total Uses	$174,537,811	100.0%
(1)	Vero Capital will pay off the current loan at a discounted amount of approximately $143.7 million ($145.62 PSF), which represents 72.6% of the fully funded principal balance of $198.0 million. In connection with the pay off of the existing loan and recapitalization of the Portfolio, entities owned and controlled by Vero Capital (18.8% Common Member and Managing Member) entered into a joint venture with entities owned and controlled by Prime Finance (81.2% Preferred Member). The joint venture agreement provides that Prime Finance may make a future contribution, which will result in Vero Capital owning 17% and Prime Finance owning 83% of the joint venture. The joint venture will contribute approximately $66.5 million of fresh equity to facilitate the transaction.
(2)	The Vero Office Portfolio Mortgage Loan (as defined below) is part of the Vero Office Portfolio Whole Loan (as defined below), which is evidenced by four pari passu promissory notes with an aggregate principal balance as of the Cut-off Date of $108,000,000. The Financial Information in the chart above is based on the aggregate outstanding principal balance of the Vero Office Portfolio Whole Loan.
(3)	The lockout period will be at least 24 payments beginning with and including the first payment date of April 6, 2024. The borrowers have the option to defease the $108.0 million Vero Office Portfolio Whole Loan in whole or in part after the earlier to occur of (i) two years after the closing date of the securitization that includes the last note to be securitized and (ii) the payment date on March 1, 2027. The assumed lockout period of 24 months is based on the expected closing date of the Benchmark 2024-V6 securitization in March 2024. The actual lockout period may be longer.
(4)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(5)	Other initial reserves consist of $4,751,515 outstanding of TI / LC reserve and approximately $3,782,442 for gap and free rent reserve.
(6)	See the “Portfolio Summary” chart below.
(7)	See “Property Management” below for further discussion of property management information.
(8)	The increase from the most recent NOI to UW NOI is primarily due to approximately 362,187 SF (36.7% of total SF) of recent leasing that has been executed across the Vero Office Portfolio since 2022. Of the total recent leasing, 185,618 SF (18.8% of total SF) are new leases and 176,569 SF (17.9% of total SF) are renewals with a weighted average lease spread of 16.2%.
(9)	Full year 2020 and 2021 financials are not available given the borrower sponsor purchased the Vero Office Portfolio Properties between October and November 2021.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

78

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 5 Vero Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 55.2% 1.91x 15.7%

The Loan. The fifth largest mortgage loan (the “Vero Office Portfolio Mortgage Loan”) is part of a whole loan (the “Vero Office Portfolio Whole Loan”) secured by first deeds of trust encumbering the borrowers’ fee interests in 10 office buildings located across 4 properties in Alpharetta, Georgia, Plano, Texas, Falls Church, Virginia, and Durham, North Carolina (collectively, the “Vero Office Portfolio Properties” or the “Vero Office Portfolio” and each individually, a “Vero Office Portfolio Property”). The Vero Office Portfolio Whole Loan is comprised of four pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $108,000,000. The Vero Office Portfolio Whole Loan was originated on March 1, 2024 by Goldman Sachs Bank USA (“GS”). GS completed a sale of the controlling note A-1 and non-controlling note A-2 to Argentic Real Estate Finance 2 (“AREF2”) on March 6th, 2024. Vero Capital will pay off the current loan at a discounted amount of approximately $143.7 million ($145.62 PSF), which represents 72.6% of the fully funded principal balance of $198.0 million. In connection with the pay off of the existing loan and recapitalization of the Portfolio, entities owned and controlled by Vero Capital (18.8% Common Member and Managing Member) entered into a joint venture with entities owned and controlled Prime Finance (81.2% Preferred Member). The joint venture agreement provides that Prime Finance may make a future contribution, which will result in Vero Capital owning 17% and Prime Finance owning 83% of the joint venture. The joint venture will contribute approximately $66.5 million of fresh equity to facilitate the transaction. The Vero Office Portfolio Whole Loan has an initial term of 60 months and has a remaining term of 60 months as of the Cut-off Date. The Vero Office Portfolio Whole Loan requires interest-only payments during its entire term and accrues interest at a fixed rate of 7.36400% per annum. The scheduled maturity date of the Vero Office Portfolio Whole Loan is the payment date in March 2029. The Vero Office Portfolio Mortgage Loan is evidenced by the non-controlling notes A-3 and A-4 with an outstanding principal balance as of the Cut-off Date of $65,000,000. As of the closing date of the Benchmark 2024-V6 securitization, the Vero Office Portfolio Whole Loan will be an excluded loan as to the initial controlling class representative (but not as it relates to the holder of the related controlling companion loan) and an excluded controlling class loan based on the fact that LD III SUB XVII LLC is a borrower party with respect to the Vero Office Portfolio Whole Loan.

The table below summarizes the promissory notes that comprise the Vero Office Portfolio Whole Loan. The relationship between the holders of the Vero Office Portfolio Whole Loan will be governed by a co-lender agreement. See “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” and “—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Vero Office Portfolio Whole Loan will be serviced under the Benchmark 2024-V6 pooling and servicing agreement until the controlling note A-1 is securitized, whereupon the Vero Office Portfolio Whole Loan will be serviced pursuant to the pooling and servicing agreement for such future securitization. See “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1(1)	$23,000,000	$23,000,000	AREF2(1)	Yes
A-2(1)	$20,000,000	$20,000,000	AREF2(1)	No
A-3	$32,500,000	$32,500,000	Benchmark 2024-V6	No
A-4	$32,500,000	$32,500,000	Benchmark 2024-V6	No
Whole Loan	$108,000,000	$108,000,000
(1)	Expected to be contributed to a future securitization.

The Property. The Vero Office Portfolio Properties are comprised of four assets, totaling 987,072 SF across ten buildings. The Vero Office Portfolio Properties are located in Alpharetta, Georgia (the “Parkway Avalon Property”), Plano, Texas (the “Apex 190 Property”), Durham, North Carolina (the “Imperial Center Property”) and Falls Church, Virginia (the “Fairview Property”). The Vero Office Portfolio is currently 82.4% occupied by approximately 87 tenants as of December 31, 2023, with a weighted average remaining lease term of 5.1 years as of the Cut-off Date. The three largest tenants by NRA are Paragon Healthcare, Inc. (10.5% Total SF), Bioventus, LLC (5.3% of Total SF), and Open Text - GXS (4.2% Total SF), two of which, Paragon Healthcare, Inc. and Bioventus, LLC, are headquartered across the Vero Office Portfolio.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

79

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 5 Vero Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 55.2% 1.91x 15.7%

The following table presents certain information relating to the Vero Office Portfolio Properties:

Portfolio Summary(1)
Property	City, State	Year Built / Renovated	Net Rentable Area (SF)(2)	Occupancy %(2)	Allocated Whole Loan Amount	% of Allocated Whole Loan Amount	Appraised Value	UW NCF(2)	% of UW NCF(2)
Imperial Center	Durham, North Carolina	1984-2007 / NAP	408,938	69.7%	36,000,000	33.3%	$67,000,000	$4,574,406	29.6%
Parkway Avalon	Alpharetta, Georgia	2000, 2001 / NAP	196,659	89.0%	29,000,000	26.9%	$48,900,000	$4,120,962	26.7%
Fairview	Falls Church, Virginia	2008 / NAP	195,260	85.6%	19,000,000	17.6%	$43,400,000	$3,539,962	22.9%
Apex 190	Plano, Texas	2007 / NAP	186,215	100.0%	24,000,000	22.2%	$36,200,000	$3,194,102	20.7%
Total / Wtd. Avg.			987,072	82.4%	$108,000,000	100.0%	$195,500,000	$15,429,432	100.0%
(1)	Source: Appraisals, unless otherwise indicated.
(2)	Based on the underwritten cash flow and rent rolls dated December 31, 2023, with rent steps through March 31, 2025.

Major Tenants. The three largest tenants based on underwritten base rent are Paragon Healthcare, Inc., Open Text - GXS and Bioventus, LLC.

Paragon Healthcare, Inc. (103,249 SF; 10.5% of net rentable area; 12.8% of underwritten base rent) was founded in 2002, and is a provider of infusion services to patients through its network of ambulatory infusion centers, home infusion pharmacies and other specialty pharmacy services. The company provides care to patients with chronic and acute conditions. The company is headquartered at the Apex 190 Property and operates locations in the following nine states: Alabama, Colorado, Florida, Georgia, Louisiana, Missouri, Oklahoma, Texas and Tennessee. Paragon Healthcare, Inc. has two, five year renewal options remaining.

Open Text - GXS (41,382 SF; 4.2% of net rentable area; 6.0% of underwritten base rent) is a subsidiary of OpenText Corporation headquartered in Gaithersburg, Maryland. Open Text – GXS provides business-to-business integration and on-demand supply chain integration, synchronization, and collaboration solutions over its various platforms. OpenText Corporation, based in Waterloo, Canada, announced their acquisition of Open Text – GXS in 2014. OpenText Corporation is a Canadian company that develops and sells enterprise information management software. Open Text – GXS has a one-time right to terminate its lease, effective between April 1, 2027 and April 30, 2027, subject to providing no less than nine months prior written notice and payment of a termination fee and one, five year renewal option remaining.

Bioventus, LLC (52,121 SF; 5.3% of net rentable area; 6.0% of underwritten base rent) is a global leader of innovations for active healing. Through a combination of internal product development, product/business acquisition, and distribution agreements, Bioventus, LLC brings to market products which address a growing need for clinically effective, cost efficient, minimally invasive medical treatments that engage and enhance the body’s natural healing processes. Bioventus, LLC is headquartered at the Imperial Center Property and operates locations across the globe. Bioventus, LLC has two, five year renewal options remaining.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

80

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 5 Vero Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 55.2% 1.91x 15.7%

The following table presents certain information relating to the tenants at the Vero Office Portfolio Properties:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Paragon Healthcare, Inc.	NR/NR/NR	103,249	10.5%	$3,507,245	$33.97	12.8%	12/31/2030	N	2 x 5 Yr
Open Text – GXS(3)	Ba3/BB+/BB+	41,382	4.2	1,651,992	$39.92	6.0	4/30/2029	Y	1 x 5 Yr
Bioventus, LLC	NR/NR/NR	52,121	5.3	1,646,302	$31.59	6.0	9/30/2028	N	2 x 5 Yr
Kimley-Horn and Associates(4)	NR/NR/NR	35,407	3.6	1,246,969	$35.22	4.5	2/29/2028	Y	1 x 5 Yr
Republic Title of Texas, Inc.(5)	NR/NR/NR	35,010	3.5	1,172,676	$33.50	4.3	5/31/2035	N	1 x 5 Yr
Principled Tech	NR/NR/NR	41,176	4.2	1,143,458	$27.77	4.2	3/31/2028	N	2 x 3Yr
Samsung SDS Global SCL America, Inc.	NR/NR/NR	32,424	3.3	1,100,617	$33.94	4.0	6/30/2025	N	1 x 5 Yr
Spin Systems Inc.(6)	NR/NR/NR	24,513	2.5	936,098	$38.19	3.4	8/31/2028	Y	1 x 5 Yr
Marken LLP	NR/NR/NR	29,319	3.0	900,680	$30.72	3.3	10/31/2028	N	None
Total Quality Logistics (aka TQL)(7)	NR/NR/NR	27,307	2.8	824,173	$30.18	3.0	12/31/2027	Y	1 x 5 Yr
Largest Tenants		421,908	42.7%	$14,130,210	$33.49	51.5%
Remaining Occupied		391,510	39.7	13,320,154	$34.02	48.5
Total Occupied		813,418	82.4%	$27,450,364	$33.75	100.0%
Vacant		173,654	17.6
Total		987,072	100.0%
(1)	Based on the underwritten rent rolls dated December 31, 2023, with rent steps through March 31, 2025.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Open Text – GXS has a one-time right to terminate its lease, effective April 30, 2027, subject to providing no less than nine months prior written notice and payment of a termination fee.
(4)	Kimley-Horn and Associates has a one-time right to terminate the expansion space (Suite 550 containing 10,317 SF), effective September 30, 2025, subject to providing written notice on or before September 30, 2024 and payment of a termination fee.
(5)	Republic Title of Texas, Inc. has a lease commencement date of June 1, 2024. and is obligated to begin paying rent once the tenant opens for business. We cannot assure you that the tenant will take occupancy, or begin paying rent, on the lease commencement date or at all.
(6)	Spin Systems Inc. has a continuous right to terminate its lease during the initial term of its lease effective any time after August 31, 2024 provided that the tenant provides at least 12 months’ prior written notice, along with a termination fee.
(7)	Total Quality Logistics (aka TQL) has a one-time option to terminate its lease on February 28, 2026 with 12 months’ prior written notice and payment of a termination fee.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

81

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 5 Vero Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 55.2% 1.91x 15.7%

The following table presents certain information relating to the lease rollover schedule at the Vero Office Portfolio Properties, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA(3)	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
2024 & MTM	23,966	2.4%	2.4%	$814,475	3.0%	$33.98	10
2025	96,762	9.8	12.2%	3,089,183	11.3	31.93	16
2026	48,533	4.9	17.1%	1,580,562	5.8	32.57	12
2027	54,570	5.5	22.7%	1,717,867	6.3	31.48	7
2028	268,268	27.2	49.9%	9,001,012	32.8	33.55	18
2029	87,027	8.8	58.7%	3,272,357	11.9	37.60	8
2030	125,442	12.7	71.4%	4,313,094	15.7	34.38	5
2031	8,225	0.8	72.2%	323,831	1.2	39.37	1
2032	17,437	1.8	74.0%	684,402	2.5	39.25	1
2033	17,110	1.7	75.7%	590,547	2.2	34.51	2
2034	24,009	2.4	78.1%	824,080	3.0	34.32	3
2035 & Thereafter	42,069	4.3	82.4%	1,238,953	4.5	29.45	4
Vacant	173,654	17.6	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	987,072	100.0%		$27,450,364	100.0%	$33.75	87
(1)	Based on the underwritten rent rolls dated December 31, 2023, with rent steps through March 31, 2025.
(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the related lease and are not considered in the rollover schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

82

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 5 Vero Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 55.2% 1.91x 15.7%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Vero Office Portfolio Properties:

	Cash Flow Analysis(1)
		2022	2023	U/W	U/W Per SF
	Base Rent(2)	$22,653,847	$24,507,725	$24,830,826	$25.16
	Rent Steps	0	0	29,132	$0.03
	Gross Up Vacancy	0	0	5,594,954	$5.67
	Gross Potential Rent	$22,653,847	$24,507,725	$30,454,912	$30.85
	Commercial Rent Abatements	(840,712)	(2,860,533)	0	$0.00
	Total Reimbursements	2,594,460	2,604,208	2,619,538	$2.65
	Other Revenue	27,679	49,870	7,200	$0.01
	Net Rental Income	$24,435,274	$24,301,270	$33,081,649	$33.51
	Vacancy/Credit Loss	0	0	(6,064,577)	$(6.14)
	Effective Gross Income	$24,435,274	$24,301,270	$27,017,073	$27.37
	Total Expenses(3)	9,873,212	9,653,701	10,082,300	$10.21
	Net Operating Income(4)	$14,562,062	$14,647,569	$16,934,772	$17.16
	Capital Expenditures	0	0	325,734	$0.33
	TI/LC	0	0	1,179,606	$1.20
	Net Cash Flow	$14,562,062	$14,647,569	$15,429,432	$15.63

	Occupancy	81.6%	86.0%	81.7%
	NCF DSCR(5)	1.81x	1.82x	1.91x
	NOI Debt Yield(5)	13.5%	13.6%	15.7%
(1)	Full year 2020 and 2021 financials are not available given the borrower sponsor purchased the Vero Office Portfolio Properties between October and November 2021.
(2)	U/W Base Rent is based on the underwritten rent rolls dated December 31, 2023, with rent steps through March 31, 2025.
(3)	U/W Total Expenses includes real estate taxes of approximately $2,758,452 and insurance expense of approximately $295,078.
(4)	The increase from the most recent NOI to UW NOI is primarily due to approximately 362,187 SF (36.7% of total SF) of recent leasing that has been executed across the Vero Office Portfolio since 2022. Of the total recent leasing, 185,618 SF (18.8% of total SF) are new leases and 176,569 SF (17.9% of total SF) are renewals with a weighted average lease spread of 16.2%.
(5)	Calculated based on the Vero Office Portfolio Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

83

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 5 Vero Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 55.2% 1.91x 15.7%

Appraisal. According to the appraisals, the Vero Office Portfolio Properties had an aggregate “as-is” appraised value of $195,500,000 as of January 17, 2024 through January 23, 2024.

Appraisal Valuation Summary(1)
Property	Appraised Value	Capitalization Rate
Parkway Avalon	$48,900,000	8.00%
Apex 190	$36,200,000	8.00%
Fairview	$43,400,000	8.00%
Imperial Center	$67,000,000	8.25%
Wtd. Avg./Total	$195,500,000	8.09%
(1)	Source: Appraisal.

Environmental Matters. The Phase I environmental assessments of the Vero Office Portfolio Properties dated January 18, 2024 identified no recognized environmental conditions, controlled environmental conditions or significant data gaps.

The Market. The Vero Office Portfolio Properties are located in Durham, North Carolina, Alpharetta, Georgia, Falls Church, Virginia and Plano, Texas.

The Imperial Center Property is located in Durham, North Carolina, within the Office – Research Triangle Submarket. As of Q1 2024, the Office – Research Triangle Submarket reports 14.2 million SF with a 10.9% vacancy rate and asking rent of $32.50 per SF, per a third-party market research report.

The Parkway at Avalon Property is located in Alpharetta, Georgia, within the Office – N Fulton/Forsyth County Submarket. As of Q1 2024, the Office – N Fulton/Forsyth County Submarket reports 40.6 million SF of inventory with a 18.2% vacancy rate and asking rent between $34 and $42 per SF, per a third-party market research report.

The Fairview Property is located in Falls Church, Virginia, within the Office – Merrifield Submarket. As of Q1 2024, the Office – Merrifield Submarket reports 10.7 million SF of inventory with a 13.5% vacancy rate and asking rent between $30 and $34 per SF, per a third-party market research report.

The Apex 190 Property is located in Plano, Texas, within the Office – Plano Submarket. As of Q1 2024, the Office – Plano Submarket reports 11.7 million SF of inventory with a 12.4% vacancy rate and asking rent between $20 and $25 per SF, per a third-party market research report.

The Borrowers and the Borrower Sponsor. The borrowers for the Vero Office Portfolio Whole Loan are Parkway Building Owner LLC, Apex Building Owner LLC, Imperial Center Building Owner LLC, and Fairview Building Owner LLC, each a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Vero Office Portfolio Whole Loan. The borrower sponsor and one of the non-recourse carveout guarantors is Admiral 2R Management LLC, a Delaware limited liability company. Each of A2R Founders Legacy LLC, A2R Real Estate Fund II LP, VPF Preferred JV LLC and Prime Finance Special Situations 2020 Fund, L.P. are also non-recourse carveout guarantors. Prime Finance Special Situations 2020 Fund, L.P.’s guaranty is limited to bankruptcy related recourse events.

Property Management. The Vero Office Portfolio Properties are managed by (i) Colliers International Management - Atlanta, LLC and Admiral 2R Management LLC (in the case of the Parkway Avalon Property); (ii) HPI Commercial Real Estate, LLC and Admiral 2R Management LLC (in the case of the Apex 190 Property); (iii) Moore & Associates, Inc. and Admiral 2R Management LLC (in the case of the Fairview Property); and (iv) TRI Properties, LLC and Admiral 2R Management LLC (in the case of the Imperial Center Property).

Initial and Ongoing Reserves. At origination, the borrowers deposited approximately (A) $717,296 into a real estate tax reserve (B) $10,000,000 into a tenant improvement and leasing commission reserve, (C) $3,500,000 into a capital expenditures reserve and (D) $8,533,957 into an unfunded obligations reserve (comprised of approximately $4,751,515 for the TI/LC portion and approximately $3,782,442 for the free rent and gap rent portion of such reserve).

Tax Reserves – The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the annual estimated tax payments payable during the next ensuing 12 months, an amount currently equal to approximately $192,136.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

84

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 5 Vero Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 55.2% 1.91x 15.7%

Insurance Reserves – The borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12th of the annual estimated insurance payments, except if the Vero Office Portfolio Properties are insured under a blanket policy meeting the requirements set forth in the related loan agreement (in which case, no insurance escrows will be required).

TI/LC Reserves – On each payment date which occurs on or after the date the DSCR, determined as of the first day of any two consecutive fiscal quarters, is less than 1.50x and continuing until the DSCR, determined as of the first day of any two consecutive fiscal quarters, is equal to or greater than 1.55x, the borrowers are required to deposit the Monthly TI/LC Amount (as defined below) into a tenant improvement and leasing commission reserve. Otherwise, beginning when the amount in the tenant improvement and leasing commission reserve is less than $2,000,000, the borrowers are required to deposit the Monthly TI/LC Amount (as defined below), which is currently approximately $106,933, on a monthly basis into such reserve, subject to a cap of $5,000,000.

“Monthly TI/LC Amount" at any time means 1/12th of the product of (x) either (a) during any point in time the DSCR, determined as of the first day of any two consecutive fiscal quarters, is less than 1.50x and continuing until the DSCR is equal to or greater than 1.55x as of the last day of two consecutive fiscal quarters thereafter, $1.50 times the square footage or (b) otherwise, $1.30 times the square footage, and (y) the aggregate number of rentable square feet then contained in the Vero Office Portfolio Properties.

Capital Expenditures Reserves – On a monthly basis, the borrowers are required to escrow an amount equal to approximately $27,144 for capital expenditures.

A “Trigger Period” means (a) each period that (i) commences when DSCR, determined as of the first day of any two consecutive fiscal quarters, is less than 1.30x (each, a "DSCR Trigger Event"), and the borrowers have not timely made the cash deposit into an excess cash flow reserve account held by the lender or deposited with the lender a letter of credit following the lender’s notification of such DSCR Trigger Event as described in the loan agreement, and (ii) concludes when DSCR is equal to or greater than 1.35x as of the last day of two consecutive fiscal quarters thereafter, or when an appropriate deposit of cash is made to the excess cash flow reserve account held by the lender or a letter of credit is deposited with the lender as permitted pursuant to the loan agreement, whichever is earlier; and (b) if the financial reports required under the loan agreement are not delivered to the lender as and when required thereunder, subject, in any event to the notice and cure period specified in the loan agreement, a Trigger Period will be deemed to have commenced and be ongoing, unless and until such reports are delivered and they indicate that, in fact, no Trigger Period is ongoing under subsection (a) immediately above.

Lockbox / Cash Management. The Vero Office Portfolio Whole Loan is structured with a hard lockbox and springing cash management. The borrowers are required to direct the tenants to pay rent directly into the lockbox account, and to deposit any rents otherwise received in such account by the end of the first business day after receipt. During the continuance of a Cash Management Period (as defined below), all funds in the lockbox account are required to be swept periodically to a lender-controlled cash management account. Funds in the cash management account are required to be applied to debt service and the reserves and escrows described above, with any excess funds (i) to be deposited into an excess cash flow reserve account held by the lender as cash collateral for the Vero Office Portfolio Whole Loan, or (ii) if no Cash Management Period is continuing, absent a continuing event of default, disbursed to an operating account maintained by the borrowers.

"Cash Management Period" means any of the following periods: (i) the period from the commencement of a Trigger Period until the earlier to occur of the end of such Trigger Period or the indebtedness due under the Vero Office Portfolio Whole Loan documents is paid in full; or (ii) the period from the occurrence of an event of default until the earlier to occur of such event of default is waived by the lender or the indebtedness due under the Vero Office Portfolio Whole Loan documents is paid in full. A Cash Management Period will not be terminated unless, at the time the borrowers satisfy the conditions for termination of the applicable Cash Management Period as set forth in clause (i) or clause (ii) above, there is no continuing event of default and no other event has occurred which would cause an additional Cash Management Period as described above. In the event that a Cash Management Period is terminated as set forth in clause (i) or clause (ii) above, a Cash Management Period will be reinstated upon the subsequent occurrence of a Trigger Period or event of default.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

85

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 5 Vero Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 55.2% 1.91x 15.7%

Release of Collateral. Provided that no event of default is continuing under the Vero Office Portfolio Whole Loan documents, at any time after the earlier of (a) March 1, 2027 and (b) the date that is two years after the closing date of the securitization that includes the last note comprising a part of the Vero Office Portfolio Whole Loan to be securitized, the borrowers may deliver defeasance collateral and obtain release of up to two individual Vero Office Portfolio Properties, provided that, among other conditions, (i) the borrowers deliver defeasance collateral in an amount equal to the allocated release price for each released Vero Office Portfolio Property, (ii) the debt service coverage ratio and the debt yield for the 12-month period ending on the last day of the then most recently ended fiscal quarter of the remaining Vero Office Portfolio Properties after such release is no less than (a) the greater of (x) 1.89x and (y) the debt service coverage ratio immediately prior to such release and (b) the greater of (x) 15.68% and (y) the debt yield immediately prior to such release, as applicable, (iii) the loan-to-value ratio of the remaining Vero Office Portfolio Properties, as determined by a current or updated appraisal, is no more than the lesser of (x) 55.2% and (y) the loan-to-value ratio of the remaining Vero Office Portfolio Properties immediately prior to such release, (iv) the physical occupancy of each of the remaining Vero Office Portfolio Properties is not less than 85.0% and (v) customary REMIC requirements are satisfied. In addition, provided no event of default exists, the borrowers may obtain the release of an approximate four-acre parcel located at the Apex 190 Property that was attributed no value in the appraisal delivered to the lender as of the loan origination date, upon satisfaction of certain conditions set forth in the Vero Office Portfolio Whole Loan documents.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

86

Mixed Use - Hospitality/Event Space 10 South Street New York, NY 10004	Collateral Asset Summary – Loan No. 6 Casa Cipriani	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,000,000 50.0% 2.38x 22.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

87

Mixed Use - Hospitality/Event Space 10 South Street New York, NY 10004	Collateral Asset Summary – Loan No. 6 Casa Cipriani	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,000,000 50.0% 2.38x 22.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

88

Mixed Use - Hospitality/Event Space 10 South Street New York, NY 10004	Collateral Asset Summary – Loan No. 6 Casa Cipriani	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,000,000 50.0% 2.38x 22.0%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Mixed Use - Hospitality/Event Space
Borrower Sponsor(s):	Joseph Cayre, Giuseppe Cipriani, Henry Hay and Harlan Berger	Collateral:	Leasehold
Borrower(s):	10 South Street LLC	Location:	New York, NY
Original Balance(1):	$53,000,000	Year Built / Renovated:	1909 / 2021
Cut-off Date Balance(1):	$53,000,000	Property Management:	Self-Managed
% by Initial UPB:	4.9%	Size(5):	146,486 SF
Interest Rate:	7.27000%	Appraised Value / Per SF(5):	$206,000,000 / $1,406
Note Date:	February 23, 2024	Appraisal Date:	August 10, 2023
Original Term:	60 months	Occupancy(6):	65.0% (as of December 31, 2023)
Amortization:	Amortizing Balloon	UW Economic Occupancy:	65.0%
Original Amortization:	360 months	Underwritten NOI:	$22,622,197
Interest Only Period:	None	Underwritten NCF:	$20,095,523
First Payment Date:	April 6, 2024
Maturity Date:	March 6, 2029	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$23,652,216 (December 31, 2023)
Additional Debt Balance(1):	$50,000,000	2022 NOI(7):	$16,559,526
Call Protection(2):	L(24),D(29),O(7)	2021 NOI(7):	$275,404
Lockbox / Cash Management:	Hard / Springing	2020 NOI(7):	NAV

Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan Per SF(5):	$703
Taxes:	$437,500	$87,500	NAP	Maturity Date Loan Per SF(5):	$668
Insurance:	$356,769	$178,384	NAP	Cut-off Date LTV:	50.0%
FF&E Reserve:	$0	$210,556	NAP	Maturity Date LTV:	47.5%
Other(4):	$352,047	$246,509	NAP	UW NOI DY:	22.0%
				UW NCF DSCR:	2.38x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$103,000,000	100.0%	Loan Payoff	$95,886,422	93.1%
			Closing Costs	3,255,926	3.2
			Sponsor Equity	2,711,336	2.6
			Upfront Reserves	1,146,316	1.1
Total Sources	$103,000,000	100.0%	Total Uses	$103,000,000	100.0%
(1)	The Casa Cipriani Mortgage Loan (as defined below) is part of the Casa Cipriani Whole Loan (as defined below) which is comprised of three pari passu promissory notes with an aggregate original principal balance and Cut-off Date Balance of $103,000,000. The Casa Cipriani Whole Loan was co-originated by Citi Real Estate Funding Inc. (“CREFI”), JPMorgan Chase Bank, National Association (“JPMCB”) and Argentic Real Estate Finance 2 LLC (“AREF2”). The Financial Information in the chart above is based on the aggregate outstanding principal balance of the Casa Cipriani Whole Loan. Revenue and cash flow information above and below are based on the underlying revenue from the Casa Cipriani Property, rather than on the rent due under the master lease or any operating sublease. See “The Borrower and the Borrower Sponsors” below. The borrower is entitled to receive rents under the master lease rather than the underlying revenue collected by the Operating Sublessees (as defined below). The Operating Sublessees are party to the Casa Cipriani Whole Loan documents and have agreed to comply with the provisions of the lockbox and cash management agreement. See “Lockbox / Cash Management” below. The debt service coverage ratio and debt yield based on the master base rent of $8,389,807 plus supplemental rent of $2,632,961 for the year 2024 is 1.30x and 10.7%, respectively.
(2)	The lockout period will be at least 24 payment dates beginning with and including the first payment date on April 6, 2024. Defeasance of the Casa Cipriani Whole Loan is permitted at any time following the earlier to occur of (i) February 23, 2027 or (ii) the date that is two years from the closing date of the securitization that includes the last pari passu note to be securitized. The assumed lockout period of 24 payments is based on the expected Benchmark 2024-V6 securitization closing date in March 2024. The actual lockout period may be longer.
(3)	See “Escrows and Reserves” below.
(4)	Other Reserves consists of a (i) upfront ground rent reserve of approximately $352,047, (ii) ongoing monthly ground rent reserve of approximately $176,024, (iii) an ongoing monthly put price reserve of approximately $70,485 and (iv) a springing monthly PIP reserve. See “Escrows and Reserves” below.
(5)	Size is inclusive of both the hotel and event space components of the Casa Cipriani Property.
(6)	Occupancy is based on the hotel component of the Casa Cipriani Property.
(7)	2020 NOI is not available because the Casa Cipriani Property (as defined below) was recently redeveloped in August 2021 as Casa Cipriani New York. The increase from 2021 NOI to 2022 NOI is primarily attributable to this renovation and subsequent ramp up period.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

89

Mixed Use - Hospitality/Event Space 10 South Street New York, NY 10004	Collateral Asset Summary – Loan No. 6 Casa Cipriani	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,000,000 50.0% 2.38x 22.0%

The Loan. The sixth largest mortgage loan (the “Casa Cipriani Mortgage Loan”) is part of a whole loan (the “Casa Cipriani Whole Loan”) secured by the borrower’s leasehold interest in a 146,486 square foot, 47-room luxury hotel, event space and private members club located in the Battery Maritime Building in Manhattan, New York (the “Casa Cipriani Property”). The Casa Cipriani Whole Loan is comprised of three pari passu notes, with an aggregate outstanding principal balance as of the Cut-off Date of $103,000,000. The Casa Cipriani Whole Loan was co-originated on February 23, 2024 by CREFI, JPMCB and AREF2, and accrues interest at a fixed rate of 7.27000% per annum. The Casa Cipriani Whole Loan has an initial term of five-years and amortizes based on a 30-year amortization schedule. The scheduled maturity date of the Casa Cipriani Whole Loan is the payment date that occurs on March 6, 2029. The Casa Cipriani Mortgage Loan is evidenced by the controlling Note A-1 with an outstanding principal balance as of the Cut-off Date of $53,000,000.

The table below summarizes the promissory notes that comprise the Casa Cipriani Whole Loan. The relationship between the holders of the Casa Cipriani Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool— The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$53,000,000	$53,000,000	Benchmark 2024-V6	Yes
A-2	$30,000,000	$30,000,000	JPMCB(1)	No
A-3	$20,000,000	$20,000,000	AREF2(1)	No
Whole Loan	$103,000,000	$103,000,000
(1)	Expected to be contributed to one or more future securitization transactions.

The Property. The Casa Cipriani Property is comprised of a 146,486 square foot, 47-room luxury hotel, event space and private members club located in the Battery Maritime Building in Manhattan, New York. The Casa Cipriani Property was originally constructed in 1909 and was recently redeveloped in August 2021 as Casa Cipriani New York. The Casa Cipriani Property is operated by Cipriani, a prominent hospitality company known for their high-quality food and beverage experience. The Casa Cipriani Property is highly amenitized with approximately 27,801 square feet of food and beverage space, a full-service spa and fitness center, and a private social club which includes access to private events and programming, preferred rates in the rooms & suites at the Casa Cipriani Property, access to the Cipriani restaurants, Jazz Café, living room areas, club bars and lounges, outdoor terraces and a rooftop terrace. In addition, the borrower sponsors plan to invest approximately $4.8 million to renovate the rooftop terrace which is expected to feature a rooftop pool and lounge.

The hotel component at the Casa Cipriani Property is open to both members and nonmembers and consists of 47 luxury guestrooms on the third and fourth floors of the Casa Cipriani Property. Hotel guests (member and non-member) are offered access to the full-service 15,000 square foot spa with five treatment rooms and a wellness center, fitness center, screening room, and restaurant and bar.

Revenue at the Casa Cipriani Property is primarily comprised of rooms revenue of $15,226,250 (19.9% of UW Revenue), food and beverage revenue of $45,176,674 (58.9% of UW Revenue), membership revenue of $13,504,064 (17.6% or UW Revenue), and spa revenue of $1,832,782 (2.4% of UW Revenue). Casa Cipriani New York reportedly has over 3,400 members with annual membership costs ranging from $2,500 for junior memberships to $3,900 for an individual membership.

The following table presents certain information as of the trailing twelve months ended November 2023 relating to the demand analysis with respect to the Casa Cipriani Property based on market segmentation, as provided by a third-party market research report for the Casa Cipriani Property:

Demand Segmentation(1)
Property	Rooms	Transient	Group
Casa Cipriani	47	92.7%	7.3%
(1)	Source: Third party market research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

90

Mixed Use - Hospitality/Event Space 10 South Street New York, NY 10004	Collateral Asset Summary – Loan No. 6 Casa Cipriani	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,000,000 50.0% 2.38x 22.0%

The following table present certain information relating to the current and historical occupancy, ADR and RevPAR at the Casa Cipriani Property and its competitors:

Occupancy, ADR, RevPAR(1)
	Casa Cipriani(2)			Competitive Set(3)(4)			Penetration Factor(5)
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2021	28.7%	$1,684.05	$483.95	50.1%	$1,001.60	$502.17	57.3%	168.1%	96.4%
2022	57.7%	$1,379.90	$796.65	58.6%	$1,187.56	$695.73	98.5%	116.2%	114.5%
2023	65.0%	$1,365.46	$887.57	57.2%	$1,189.01	$679.97	113.7%	114.8%	130.5%
(1)	Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Casa Cipriani Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for the Casa Cipriani Property are based on the underwritten cash flow.
(3)	Occupancy, ADR and RevPAR for the Competitive Set are based on data provided by a third-party hospitality research report. The Competitive Set for 2021, 2022 and 2023 includes The Greenwich Hotel, Firmdale Crosby Street Hotel, Four Seasons Hotel New York Downtown, The Ritz-Carlton New York, NoMad and Hôtel Barrière Fouquet's New York.
(4)	2023 Occupancy, ADR and RevPAR for the Competitive Set are based on data provided by a third-party hospitality research report representing the trailing twelve months as of November 2023.
(5)	Penetration Factor is calculated based on the underwritten cash flow and competitive set data provided by a third-party hospitality research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

91

Mixed Use - Hospitality/Event Space 10 South Street New York, NY 10004	Collateral Asset Summary – Loan No. 6 Casa Cipriani	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,000,000 50.0% 2.38x 22.0%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Casa Cipriani Property:

Cash Flow Analysis(1)
	2021(1)	2022(1)	2023	U/W	U/W Per SF (2)
Occupancy (%)	28.7%	57.7%	65.0%	65.0%
ADR	$1,684.05	$1,379.90	$1,365.46	$1,365.46
RevPar	$483.95	$796.65	$887.57	$887.57

Rooms Revenue	$3,502,820	$13,666,532	$15,226,250	$15,226,250	$104
Hotel Food & Beverage Revenue	54,166	191,660	197,159	197,159	$1
Banquet Food & Beverage Revenue	6,113,574	13,582,703	20,964,129	20,964,129	$143
Club Food & Beverage Revenue	5,060,484	17,419,106	18,801,518	18,801,518	$128
AV Revenue	1,852,224	4,183,158	5,213,867	5,213,867	$36
Membership Revenue	2,268,673	11,267,721	13,504,064	13,504,064	$92
Spa Revenue	338,941	1,482,189	1,832,782	1,832,782	$13
Other Revenue(3)	704,713	817,459	931,133	931,133	$6
Total Revenue(4)	$19,895,595	$62,610,528	$76,670,902	$76,670,902	$523

Rooms Expense	1,124,336	4,590,044	5,001,467	5,001,467	$34
Food & Beverage Expense	9,876,421	23,200,641	26,802,587	26,802,587	$183
Membership Expense	80,656	760,034	915,976	915,976	$6
Other Departmental Expenses(5)	228,143	1,760,345	2,130,517	2,130,517	$15
Departmental Expenses	$11,309,556	$30,311,064	$34,850,546	$34,850,546	$238

Departmental Profit	$8,586,039	$32,299,464	$41,820,357	$41,820,357	$285

Management Fee	995,043	3,130,458	3,844,414	3,833,545	$26
Marketing and Franchise Fee	277,882	1,127,880	885,522	885,522	$6
Administrative and General	4,215,231	4,680,330	6,055,304	6,055,304	$41
Other Undistributed Expenses(6)	1,557,247	2,875,670	2,919,973	2,919,973	$20
Total Undistributed Expenses	$7,045,403	$11,814,338	$13,705,212	$13,694,343	$93

Real Estate Taxes(7)	519,827	1,098,125	878,033	1,150,000	$8
Property Insurance	116,245	1,073,129	1,295,039	2,038,680	$14
Ground Rent Expense(8)	595,424	1,640,205	2,087,004	2,112,283	$14
Other Fixed Expenses(9)	33,736	114,141	202,853	202,853	$1
Net Operating Income	$275,404	$16,559,526	$23,652,216	$22,622,197	$154

FF&E	0	0	0	2,526,674	$17
Net Cash Flow	$275,404	$16,559,526	$23,652,216	$20,095,523	$137

NCF DSCR(4)(10)	0.03x	1.96x	2.80x	2.38x
NOI Debt Yield(4)(10)	0.3%	16.1%	23.0%	22.0%
(1)	2020 Net Operating Income is not available because the Casa Cipriani Property was recently redeveloped in August 2021 as Casa Cipriani New York. The increase from 2021 Net Operating Income to 2022 Net Operating Income are primarily attributable to this renovation and subsequent ramp up period.
(2)	U/W Per SF is based on total net rentable area of 146,486 square feet which is inclusive of both the hotel and event space components of the Casa Cipriani Property.
(3)	Other Revenue consists of miscellaneous income.
(4)	U/W Total Revenue reflects the underlying revenue from the Casa Cipriani Property, rather than the rent paid under the master lease or any operating sublease. See “The Borrower and the Borrower Sponsors” below. The borrower is entitled to receive rents under the master lease rather than the underlying revenue collected by the Operating Sublessees. The Operating Sublessees are party to the Casa Cipriani Whole Loan documents and have agreed to comply with the provisions of the lockbox and cash management agreement. See “Lockbox / Cash Management” below. The debt service coverage ratio and debt yield based on the master base rent of $8,389,807 plus supplemental rent of $2,632,961 for the year 2024 are 1.30x and 10.7%, respectively.
(5)	Other Departmental Expenses consist of spa and miscellaneous expenses.
(6)	Other Undistributed Expenses consist of operations and maintenance, heat, power, light, info and telecom expenses.
(7)	The Casa Cipriani Property is subject to a PILOT program that commenced in 2018 and runs through 2042. Real Estate Taxes are underwritten to the five-year average of the PILOT payments. See “Payment in Lieu of Taxes” below.
(8)	Ground Rent Expense is underwritten to the five-year average of projected ground rent. See “Ground Lease” below.
(9)	Other Fixed Expense is comprised of equipment leases and other expenses.
(10)	NCF DSCR and NOI Debt Yield are based on the Casa Cipriani Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

92

Mixed Use - Hospitality/Event Space 10 South Street New York, NY 10004	Collateral Asset Summary – Loan No. 6 Casa Cipriani	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,000,000 50.0% 2.38x 22.0%

Appraisal. According to the appraisal, the Casa Cipriani Property had an “as-is” appraised value of $206,000,000 as of August 10, 2023. The table below shows the appraiser’s “as-is” conclusions.

Casa Cipriani(1)
Property	Appraised Value	Capitalization Rate(2)
Casa Cipriani	$206,000,000	7.10%
(1)	Source: Appraisal.
(2)	The appraiser utilized the discounted cash flow approach to value the Casa Cipriani Property. The appraiser concluded to a terminal capitalization rate of 8.00% and a 9.50% discount rate. The Capitalization Rate above represents the implied going in capitalization rate.

Environmental Matters. According to the Phase I environmental report, dated August 24, 2023, there was no evidence of any recognized environmental conditions at the Casa Cipriani Property.

The Market. The Casa Cipriani Property is located at 10 South Street within the Financial District of Manhattan in New York City. The Financial District is home to many of New York City’s major financial institutions including the New York Federal Reserve Bank and the New York Stock Exchange. The Financial District is also home to a large business community including 800 technology, advertising, media, and information services companies. Primary access to the Casa Cipriani Property is provided by FDR Drive which runs directly parallel to South Street which fronts the Casa Cipriani Property. The Casa Cipriani Property is also accessible via nearby public transit options including the 1, R and W subway lines and access to the Whitehall Ferry Terminal directly adjacent to the Casa Cipriani Property.

The following table presents certain information relating to the primary competition for the Casa Cipriani Property:

Competitive Set(1)
			Estimated Segmentation			Amenities
Property	Year Opened	Number of Rooms	Commercial & Leisure	Meeting & Group	Meeting Space	Restaurant	Lounge	Exercise Facilities	Spa
Casa Cipriani	2021	47	92.7%(2)	7.3%(2)	27,801	X	X	X	X
Four Seasons Hotel New York Downtown	2016	189	85%	15%	6,815	X	X	X	X
The Mercer Hotel	1997	74	95%	5%	0	X	X
Firmdale Crosby Street Hotel	2009	86	95%	5%	4,800	X	X	X
The Greenwich Hotel	2008	88	95%	5%	0	X	X	X	X
Firmdale The Whitby Hotel	2017	86	95%	5%	5,500	X	X	X	X
Aman New York	2022	83	95%	5%	0	X	X	X	X
The Pierre A Taj Hotel New York	1930	189	75%	25%	19,250	X	X	X	X
The Carlyle, A Rosewood Hotel	1930	192	95%	5%	3,045	X	X	X	X
The Mark Hotel	1989	153	95%	5%	575	X	X	X	X
(1)	Source: Appraisal.
(2)	Source: Third party market research report.

The Borrower and the Borrower Sponsors. The borrower is 10 South Street LLC, a Delaware limited liability company and single purpose entity with at least one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Casa Cipriani Whole Loan. The borrower sponsors and non-recourse carveout guarantors are Joseph Cayre, Giuseppe Cipriani, Henry Hay and Harlan Berger. Joseph Cayre is the founder of Midtown Equities, a privately held real estate investment and development firm headquartered in New York City. Giuseppe Cipriani is the CEO of Cipriani USA which was founded in 1931 and is a privately owned corporation that owns and operates luxury event spaces, restaurants and clubs around the world including destinations such as New York, Ibiza, Hong Kong and Dubai. Harlan Berger is the founder of Centaur Properties which Henry Hay is also a partner of.

The borrower leases the Casa Cipriani Property to 10 South Street Master Tenant LLC, a Delaware limited liability company (the “Master Lessee”) under which the Master Lessee operates the Casa Cipriani Property and pays rent to the borrower. The borrower passes-through to the Master Lessee certain historic rehabilitation tax credits (“HTCs”) to which the borrower is entitled as a result of expenditures incurred in connection with the certified rehabilitation of the Casa Cipriani Property. Such HTCs are not collateral for the Casa Cipriani Whole Loan. An affiliate of the borrower (the “Pledgor”) pledged its one percent controlling interest in the Master Lessee to the lender as collateral for the Casa Cipriani Whole Loan. Pursuant to the operating agreement of the Master Lessee, the 99% equity interest owner of Master Lessee (the “HTC Investor”) is entitled to an annual “priority return” equal to 2.25% of its paid-in capital contributions to the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

93

Mixed Use - Hospitality/Event Space 10 South Street New York, NY 10004	Collateral Asset Summary – Loan No. 6 Casa Cipriani	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,000,000 50.0% 2.38x 22.0%

Master Lessee and has a put option (the “Put Option”) to cause the Pledgor to purchase all the HTC Investor’s interests in the Master Lessee for a six month period commencing from the month following the expiration of the HTC Recapture Period Expiration Date (as defined below). The purchase price for such interest will be the lesser of (i) the fair market, appraised value of the HTC Investor’s interest in the Master Lessee and (ii) an amount estimated to be approximately $1,480,190. Annual base rent under the master lease is currently $8,389,807 and annual supplemental rent is currently $2,632,961. The Master Lessee is also obligated to pay percentage rent equal to the amount of percentage due under the borrower’s ground lease, if any. Payment of supplemental rent and percentage rent are subject to the availability of sufficient net cash flow and/or proceeds from capital transactions at the Casa Cipriani Property.

The lender has agreed (i) not to terminate the master lease until the day following the fifth anniversary of the date on which the last qualified rehabilitation expenditure as with respect to the Casa Cipriani Property is placed in service, which date is expected to be December 24, 2025, but in no event may be later than December 31, 2025 (the “HTC Recapture Period Expiration Date”), and (ii) to provide the HTC Investor with notices of default under the Casa Cipriani Whole Loan documents and a cure period of not less than 10 days with respect to monetary defaults, and 30 days with respect to non-monetary defaults. HTC Investor also has certain rights to replace the Pledgor. See “Description of the Mortgage Pool–Mortgage Pool Characteristics–Property Types–Hospitality Properties.”

The Master Lessee has entered into three subleases with affiliates of the borrower, each wholly owned by Pledgor (collectively, the “Operating Sublessees”) which entities collect revenues from the Casa Cipriani Property. The Pledgor has pledged its ownership interest in the Operating Sublessees to the lender as collateral for the Casa Cipriani Whole Loan.

Property Management. The Casa Cipriani Property is managed by BMB Events LLC, a Delaware limited liability company, BMB Hotel LLC, a Delaware limited liability company, 10 South Street Marketing LLC, a Delaware limited liability company, and BMB Club LLC, a Delaware limited liability company, each a management company affiliated with the borrower, and each pursuant to management agreements entered into by the applicable Operating Sublessee.

Initial and Ongoing Reserves. At origination of the Casa Cipriani Whole Loan, the borrower deposited approximately (i) $352,047 into a reserve account for ground rent, (ii) $437,500 into a reserve account for real estate taxes, and (iii) $356,769 into a reserve account for insurance premiums.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $87,500).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis an amount equal to, (A) if no insurance financing is in effect, 1/12th of the amount which would be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies, or (B) if an insurance financing is in effect, 1/12th (or such other percentage as required as a result of the periodic payments actually required pursuant to such insurance financing) of the insurance premiums due and owing pursuant to such insurance financing (initially estimated to be approximately $178,384).

Ground Rent Reserve – The borrower is required to deposit into a ground rent reserve, on a monthly basis, 1/12th of the amount which ground rent that will be payable on an annual basis under the Ground Lease (as defined below), based on the total ground rent due under the Ground Lease for the immediately preceding twelve month period (initially estimated to be approximately 176,024).

FF&E Reserve – The borrower is required to deposit into a furniture, fixtures and equipment (“FF&E”) reserve, on a monthly basis, an amount equal to the greater of (i) the FF&E Payment (as defined below), and (ii) the amount of the deposit (if any) then required by the franchisor on account of FF&E under the franchise agreement. “FF&E Payment” means, with respect to the corresponding monthly payment date, an amount equal to 1/12th of 4.0% of the greater of (x) the annual gross revenues for the hotel related operations at the Casa Cipriani Property for the immediately preceding calendar year and (y) the projected annual gross revenues for the hotel related operations at the Casa Cipriani Property for the calendar year in which such monthly payment occurs as set forth in the then-current approved annual budget.

PIP Reserve – The borrower is required to deposit into a property improvement plan (“PIP”) reserve, the applicable PIP Deposit (as defined below) (A) in the case of any existing or renewal franchise agreement, prior to the effective date that any PIP is imposed thereunder and (B) in the case of any new franchise agreement, on or prior to the date such new franchise agreement is executed and delivered. “PIP Deposit” means, with respect to any PIP, an amount equal to 110% of the costs of the related work that is the subject of such PIP, as estimated by the lender in its reasonable discretion.

Put Price Reserve. The borrower is required to deposit into a put price reserve, on a monthly basis, from the payment date occurring in April 2024 through and including the monthly payment date in December 2025, an amount equal to approximately $70,485; (which amount is intended to be equal monthly payments such that the put price reserve account has sufficient funds by the monthly payment date

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

94

Mixed Use - Hospitality/Event Space 10 South Street New York, NY 10004	Collateral Asset Summary – Loan No. 6 Casa Cipriani	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,000,000 50.0% 2.38x 22.0%

occurring in December 2025 to pay the put price (estimated to equal $1,480,190.00) to the HTC Investor in connection with the exercise of the Put Option).

Lockbox / Cash Management. The Casa Cipriani Whole Loan is structured with a hard lockbox and springing cash management. At the origination of the Casa Cipriani Whole Loan, the borrower was required to deliver (or cause Master Lessee and Pledgor to deliver) a notice to each tenant and to each of the credit card companies or credit card clearing banks with which borrower, any operating sublessee, Master Tenant, Pledgor, or any property manager has entered into merchant’s or other credit card agreements directing them to remit all payments under the applicable lease or merchant’s or other credit card agreement directly to the lender-controlled lockbox account. All revenue received by the borrower, Operating Sublessees, Master Lessee, Pledgor or any property manager, is required to be deposited in the lockbox account immediately following receipt. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period exists and the lender elects (in its sole and absolute discretion) to deliver a restricted account notice. Upon the occurrence and during the continuance of a Trigger Period, if lender elects to deliver a restricted account notice, all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Casa Cipriani Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds, (i) (A) to the extent that a Trigger Period has occurred and is continuing due solely to either a 14% DY Trigger Period (as defined below) or a 2473 Membership Loss Trigger Period (as defined below), then 50% of such excess cash flow will be deposited into the excess cash flow account and the remainder will be disbursed to the borrower and (B) to the extent that any other Trigger Period has occurred and is continuing, all excess cash flow may be held by the lender in the excess cash flow reserve account as additional collateral for the Casa Cipriani Whole Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower.

A “Trigger Period” means a period (A) commencing upon the earlier of: (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio being less than 1.25x as of the end of any calendar quarter, (iii) the debt yield as of the end of any calendar quarter being less than 14% (a “14% DY Trigger Period”), (iv) the debt yield as of the end of any calendar quarter being less than 11%, (v) if there are less than 2,473 members of the membership club at the Casa Cipriani Property as of the end of any calendar quarter (a “2473 Membership Loss Trigger Period”), unless the debt yield exceeds 17% as of the end of such calendar quarter, or (vi) if there are less than 2,308 members of the membership club at the Casa Cipriani Property as of the end of any calendar quarter, unless the debt yield exceeds 17% as of the end of such calendar quarter; and (B) expiring upon (1) with respect to clause (i) above, the cure (if applicable) of such event of default, (2) with respect to clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.25x for one calendar quarter, (3) with respect to clause (iii) above, the date that the debt yield is equal to or greater than 14% as of the end of any one subsequent calendar quarter, (4) with respect to clause (iv) above, the date that the debt yield is equal to or greater than 11% as of the end of any one subsequent calendar quarter, (5) with respect to clause (v) above, the earlier of (x) the date that membership of the club equals or exceeds 2,473 members as of the end of any one subsequent calendar quarter or (y) the date that the debt yield is equal to or greater than 17% as of the end of any one subsequent calendar quarter, or (6) with respect to clause (vi) above, the earlier of (x) the date that membership of the club equals or exceeds 2,308 members as of the end of one subsequent calendar quarter or (y) the date that the debt yield is equal to or greater than 17% as of the end of any one subsequent calendar quarter.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not Permitted.

Release of Collateral. Not Permitted.

Ground Lease. The City of New York (the “City”), as landlord, leases certain real property (including the Casa Cipriani Property) commonly known as the Battery Maritime Building to the New York City Economic Development Corporation, a New York not for profit corporation (“NYCEDC”), as tenant, pursuant to a ground lease dated July 1, 2012 (the “Master Ground Lease”). The borrower’s sub-leasehold interest in the Casa Cipriani Property is governed by a ground sublease (the “Ground Lease”) dated August 15, 2018, between the NYCEDC, as the lessor, and the borrower, as the lessee. Each of the Master Ground Lease and the Ground Lease has a term expiring on June 30, 2061 followed by five, ten-year extension options. The current annual base ground rent as of the Cut-off Date is $2,087,004 with CPI increases each July 1. The Ground Lease is a sublease of, and subject and subordinate to, the Master Ground Lease.

Payment in Lieu of Taxes. The Casa Cipriani Property is not assessed for real estate tax purposes. In lieu of real estate taxes, pursuant to the Ground Lease, for each tax year, the borrower will pay the City’s Department of Finance, upon notice of the amount due, an annual payment in lieu of real estate taxes (the “PILOT”), payable in equal semi-annual installments in advance on the first day of each January and July (or as the City’s Department of Finance may otherwise then generally require), as provided in the Ground Lease, which PILOT for the July 1, 2023/June 30, 2024 tax year is equal to $950,000, with such amount increasing annually by $100,000 through to the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

95

Mixed Use - Hospitality/Event Space 10 South Street New York, NY 10004	Collateral Asset Summary – Loan No. 6 Casa Cipriani	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,000,000 50.0% 2.38x 22.0%

2027/2028 tax year and then increasing by $50,000 annually from the 2028/2029 tax year through to the 2041/2042 tax year. For each tax year from and after the 2042/2043 tax year, the PILOT will be in an amount equal to taxes due on the Casa Cipriani Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

96

Office - Suburban 5035-5045 West Slauson Avenue and 5100-5150 West Goldleaf Circle Los Angeles, CA 90056	Collateral Asset Summary – Loan No. 7 Wateridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 47.8% 2.12x 17.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

97

Office - Suburban 5035-5045 West Slauson Avenue and 5100-5150 West Goldleaf Circle Los Angeles, CA 90056	Collateral Asset Summary – Loan No. 7 Wateridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 47.8% 2.12x 17.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

98

Office - Suburban 5035-5045 West Slauson Avenue and 5100-5150 West Goldleaf Circle Los Angeles, CA 90056	Collateral Asset Summary – Loan No. 7 Wateridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 47.8% 2.12x 17.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

99

Office - Suburban 5035-5045 West Slauson Avenue and 5100-5150 West Goldleaf Circle Los Angeles, CA 90056	Collateral Asset Summary – Loan No. 7 Wateridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 47.8% 2.12x 17.3%
Mortgage Loan Information		Property Information
Loan Seller(s):	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Office - Suburban
Borrower Sponsor(s):	Teachers' Retirement System of the State of Illinois	Collateral:	Fee
Borrower(s):	TR Wateridge LLC	Location:	Los Angeles, CA
Original Balance(1):	$50,000,000	Year Built / Renovated:	1987 – 2005 / NAP
Cut-off Date Balance(1):	$50,000,000	Property Management:	LPC West LP
% by Initial UPB:	4.6%	Size:	576,938 SF
Interest Rate:	7.38400%	Appraised Value / Per SF:	$136,000,000 / $236
Note Date:	February 29, 2024	Appraisal Date:	December 11, 2023
Original Term:	60 months	Occupancy:	75.5% (as of January 31, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	78.6%
Original Amortization:	NAP	Underwritten NOI:	$11,222,913
Interest Only Period:	60 months	Underwritten NCF:	$10,313,272
First Payment Date:	April 6, 2024
Maturity Date:	March 6, 2029	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$12,100,200 (TTM December 31, 2023)
Additional Debt Balance(1):	$15,000,000	2022 NOI:	$10,235,309
Call Protection(2):	L(24),D(30),O(6)	2021 NOI:	$9,443,360
Lockbox / Cash Management:	Hard / Springing	2020 NOI:	$8,287,176

Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$113
Taxes:	$0	$156,984	NAP	Maturity Date Loan / SF:	$113
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	47.8%
Replacement Reserve:	$0	$12,020	NAP	Maturity Date LTV:	47.8%
TI/LC:	$8,244,758	$72,117(4)	$3,000,000	UW NOI DY:	17.3%
Other(5):	$259,448	$0	NAP	UW NCF DSCR:	2.12x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$65,000,000	79.1%	Loan Payoff	$71,829,507	87.4%
Borrower Sponsor Equity	17,153,752	20.9	Upfront Reserves	8,504,206	10.4
			Closing Costs	1,820,039	2.2
Total Sources	$82,153,752	100.0%	Total Uses	$82,153,752	100.0%
(1)	The Wateridge Mortgage Loan (as defined below) is part of the Wateridge Whole Loan (as defined below) evidenced by two pari passu notes with an aggregate original principal balance and Cut-off Date Balance of $65,000,000. Financial information in the chart above reflects the Wateridge Whole Loan. See “The Loan” herein.
(2)	The defeasance lockout period will be at least 24 payments beginning with and including the first payment date of April 6, 2024. The borrower has the option to defease the Wateridge Whole Loan in whole (but not in part) after the earlier to occur of (i) two years after the closing date of the securitization that includes the last note to be securitized and (ii) March 1, 2027. The assumed defeasance lockout period of 24 months is based on the expected closing date of the Benchmark 2024-V6 securitization in March 2024. The actual lockout period may be longer. Prepayment in whole, but not in part, of the Wateridge Whole Loan is permitted on or after the payment date in October 2028 without the payment of a prepayment fee or yield maintenance premium.
(3)	See “Initial and Ongoing Reserves” herein.
(4)	Monthly TI/LC deposits will equal to the lesser of (x) $72,117.25 and (y) the positive difference between the Rollover Funds then on deposit in the TI/LC Account (less any amount of Outstanding TI Funds then on deposit in the TI/LC Account) and $3,000,000.
(5)	The Other reserve consists of free rent.

The Loan. The seventh largest mortgage loan (the “Wateridge Mortgage Loan”) is part of a whole loan (the “Wateridge Whole Loan”) evidenced by two pari passu promissory notes with an aggregate original principal balance and Cut-off Date Balance of $65,000,000, which is secured by a first deed of trust encumbering the borrower’s fee interest in a 576,938 SF office property located in Los Angeles, California (the “Wateridge Property”). The Wateridge Mortgage Loan is evidenced by the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $50,000,000. The Wateridge Whole Loan was originated on February 29, 2024 by DBR Investments Co. Limited (“DBRI”) and accrues interest at a fixed rate of 7.38400% per annum. The Wateridge Whole Loan has an initial term of 60 months and has a remaining term of 60 months as of the Cut-off Date. The Wateridge Whole Loan requires interest-only payments during its entire term.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

100

Office - Suburban 5035-5045 West Slauson Avenue and 5100-5150 West Goldleaf Circle Los Angeles, CA 90056	Collateral Asset Summary – Loan No. 7 Wateridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 47.8% 2.12x 17.3%

The table below summarizes the promissory notes that comprise the Wateridge Whole Loan. The relationship between the holders of the Wateridge Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” and “Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$50,000,000	$50,000,000	Benchmark 2024-V6	Yes
A-2	15,000,000	15,000,000	DBRI(1)	No
Whole Loan	$65,000,000	$65,000,000
(1)	The Note held by the lender is are expected to be contributed to one or more future securitization transactions or may otherwise be transferred at any time.

The Property. The Wateridge Property is a 576,938 SF, six-building office park and retail strip center located at 5035-5045 West Slauson Avenue and 5100-5150 West Goldleaf Circle in Los Angeles, California built in stages between 1987 and 2005. The Wateridge Property is a blend of three institutional Class A multi-tenant office buildings, a single-tenant medical office leased by Kaiser Health Foundation, a standalone 24-Hour Fitness facility, and a multi-tenant strip retail center. The Wateridge Property sits on 20.99 acres and has 2,060 parking spaces for a parking ratio of 3.57 spaces per 1,000 SF. The office suites are able to accommodate a wide variety of tenants and sizes with storage rooms available, remodeled main building lobbies and common areas, 24-hour security including audio/video monitoring, motion detectors, and card key access and control, and is an Energy Star label award winner for operating efficiency. In addition, the multi-tenant retail strip center and 24-Hour Fitness offer a convenient and nearby options for food for the office tenants at the Wateridge campus. As of January 31, 2024, the Wateridge Property is 75.5% leased to a diverse mix of 29 tenants. Approximately 20.1% of SF is occupied by credit worthy tenants.

Since the borrower sponsor acquired the Wateridge Property in 2016 for $134.6 million ($233 PSF), the borrower sponsor has invested an additional $30.8M in capital improvements and accretive leasing, $10.4 million of which has come from building improvements ($7.4 million since 2019), bringing its overall cost basis to $165.5 million ($287 PSF). Post-acquisition improvements have largely focused on (i) elevator modifications, (ii) lobby/corridor improvements, (iii) restroom renovations, (iv) roof repairs, (v) retail shell improvements, and (vi) energy efficiency upgrades.

The Wateridge Property’s east campus consists of the two fully-leased office buildings located at 5100 & 5110 West Goldleaf Circle and West 5105 Goldleaf Circle. These buildings total 213,199 SF and are occupied by major tenants such as the County of Los Angeles, Providence Health, and Kaiser Health Foundation. Collectively, the east campus maintains 100% occupancy with over 10 years of average tenant tenure and a 7.1 year weighted average remaining term (“WART”).

The west campus at the Wateridge Property is comprised of the two office buildings located at 5140 & 5150 West Goldleaf Circle and 5120 West Goldleaf Circle. The two Class A office buildings total 310,186 SF and are collectively 55.8% occupied with average in-place rents that are approximately 10% below market. Major tenants located in these two buildings include Crystal Stairs, ARINC, and Mathnasium.

The Wateridge Property also includes a retail component, comprised of two buildings located at 5035 and 5045 West Slauson Avenue. These two buildings totaling 53,553 SF are comprised of six tenants and a standalone 24 Hour Fitness gym, which has been in-place for almost 20 years.

The buildings are collectively 75.5% occupied and have a 5.7 year WART. The three largest tenants at the Wateridge Property are Crystal Stairs (109,886 SF, 19.0% NRA, 22.8% underwritten base rent), County of Los Angeles (Moody’s AA2, S&P AA+, Fitch: AA+) (92,189 SF, 16.0% NRA, 22.0% underwritten base rent) and 24 Hour Fitness (38,524 SF, 6.7% NRA, 7.3% underwritten base rent).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

101

Office - Suburban 5035-5045 West Slauson Avenue and 5100-5150 West Goldleaf Circle Los Angeles, CA 90056	Collateral Asset Summary – Loan No. 7 Wateridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 47.8% 2.12x 17.3%

Major Tenants. The three largest tenants based on underwritten base rent are Crystal Stairs, County of Los Angeles and 24 Hour Fitness.

Crystal Stairs (109,886 SF; 19.0% of NRA, 22.8% of underwritten base rent): Crystal Stairs is a nonprofit childcare and child development agency, headquartered at the Wateridge Property. The company was founded in 1980 with the purpose of benefiting families through childcare services, research, and advocacy. Their range of services include providing childcare and support to income-eligible families, assisting parents in locating childcare providers, training child care providers on nurturing and educating young children, and facilitating government subsidies to bridge the affordability gap between parents and child care providers. In April 2022, Crystal Stairs was awarded a $1.3 million grant from Ballmer Group to further advance economic mobility and equity for childcare providers in South Los Angeles. They also operate early care and education centers, catering to families and providers in South Los Angeles, Inglewood, Hawthorne, Lawndale, and Gardena. Crystal Stairs has an early termination option on the end of the 7th full year of the extended premises term, which commenced on October 1, 2020 (December 31, 2027) with 8 months written notice. Until 90 days prior to September 30, 2024, Crystal Stairs has a one-time right to reduce the square footage of the space leased on the 1st floor of the 5140 & 5150 West Goldleaf Circle. This space is 9,500 SF.

Crystal Stairs has been at the Wateridge Property since 2004 and has employees in the office 5 days / week. In February 2020, Crystal Stairs amended and extended its lease an additional five years to April 2030 (then-set to expire in April 2025) while also expanding for approximately 8,000 SF on the first floor at the 5140 & 5150 West Goldleaf Circle building. The expansion premises term expires in October 2024.

County of Los Angeles (92,189 SF; 16.0% of NRA, 22.0% of underwritten base rent; Fitch/Moody’s/S&P (AA+/Aa2/ AA+)): The County of Los Angeles is responsible for delivering various services that have an impact on the lives of its residents. These services encompass essential functions such as enforcing laws, evaluating properties, collecting taxes, safeguarding public health, providing social assistance, and relief to indigents. Additionally, the County of Los Angeles offers specialized services like flood management, water preservation, maintaining parks and recreational areas, and organizing a wide range of cultural events. The County of Los Angeles has the largest population of any county in the nation (10,441,080 as of January 2010, accounting for approximately 27% of California’s total population). Furthermore, the County of Los Angeles is the largest employer in the five-county region with 101,296 budgeted positions in fields such as law and justice, health services, and social services.

The County of Los Angeles has been a tenant at the Wateridge Property for 24 years and houses the County of Los Angeles' Department of Children & Family Services and recently renewed their lease in December 2022 through December 2032. Per the borrower sponsor, this is the County of Los Angeles’ only location on the west side of Los Angeles (their other locations are in Burbank, Downey, Long Beach, and Downtown Los Angeles). The County of Los Angeles has employees in the office 5 days / week with the option to work remotely on Fridays. The County of Los Angeles has a one-time right to terminate their lease on the 84th month of their term (December 31, 2029) with at least with nine months written notice. Given the tenant’s latest lease commencement date of January 1, 2023, this date falls outside of the loan term.

24 Hour Fitness (38,524 SF; 6.7% of NRA, 7.3% of underwritten base rent): 24 Hour Fitness, who has been at the Wateridge Property since 2004, serves as one of the world’s largest privately owned and operated fitness center chains (by membership). 24 Hour Fitness was founded in 1983 and is headquartered in San Ramon, California. Currently, 24 Hour Fitness operates approximately 300 clubs throughout 11 states in the United States and has approximately two million club members. 24 Hour Fitness was ranked number one for nine consecutive years on Club Industry’s Top 100 Clubs list, from 2004 to 2012, before being eventually overtaken by growing competitor LA Fitness in 2013 and 2014. Since 2019, the company has been consistently ranked number three on the list. As a privately held company, 24 Hour Fitness does not release any financial information.

On June 15, 2020, it was announced that 24 Hour Fitness had filed for Chapter 11 bankruptcy, citing pandemic-induced temporary closures as the reason behind the move. The company simultaneously announced that it would be permanently closing more than 130 locations. On December 30, 2020, 24 Hour Fitness successfully emerged from the Chapter 11 bankruptcy process as the company was able to eliminate $1.2 billion of debt and optimize cost structure. According to the borrower sponsor, the location at the Wateridge Property has approximately 12,000 active memberships and is one of the top performing locations in the state of California. The closest 24 Hour Fitness is 7 miles north in Santa Monica.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

102

Office - Suburban 5035-5045 West Slauson Avenue and 5100-5150 West Goldleaf Circle Los Angeles, CA 90056	Collateral Asset Summary – Loan No. 7 Wateridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 47.8% 2.12x 17.3%

The following table presents certain information relating to the largest tenants at the Wateridge Property.

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Crystal Stairs(3)	NR/NR/NR	109,886	19.0%	$3,727,277	$33.92	22.8%	4/15/2030	Yes(4)	2 x 5 Yr
County of Los Angeles	Aa2/AA+/AA+	92,189	16.0%	$3,588,918	$38.93	22.0%	12/31/2032	Yes(5)	2 x 5 Yr
24 Hour Fitness	NR/NR/NR	38,524	6.7%	$1,192,703	$30.96	7.3%	12/31/2029	No	3 x 5 Yr
ARINC	NR/NR/NR	24,778	4.3%	$1,039,703	$41.96	6.4%	3/31/2030	Yes(6)	1 x 5 Yr
Kaiser Health Foundation	NR/AA-/AA-	24,023	4.2%	$1,037,794	$43.20	6.4%	5/31/2029	No	2 x 5 Yr
Providence Health	NR/NR/NR	25,977	4.5%	$903,434	$34.78	5.5%	10/31/2029	Yes(7)	2 x 5 Yr
BAE	NR/NR/NR	19,878	3.4%	$835,107	$42.01	5.1%	2/28/2025	No	1 x 5 Yr
Mathnasium	NR/NR/NR	15,993	2.8%	$689,698	$43.12	4.2%	10/31/2025	No	1 x 5 Yr
Rogers Behavioral	NR/NR/NR	14,144	2.5%	$611,297	$43.22	3.7%	9/30/2030	Yes(8)	2 x 5 Yr
New Form(9)	NR/NR/NR	9,723	1.7%	$385,489	$39.65	2.4%	1/31/2025	No	1 x 5 Yr
Largest Tenants		375,115	65.0%	$14,011,420	$37.35	85.7%
Remaining Occupied		60,587	10.5%	$2,329,187	$38.44	14.3%
Total Occupied		435,702	75.5%	$16,340,607	$37.50	100.00%
Vacant		141,236	24.5%
Total		576,938	100.0%
(1)	Based on the underwritten rent roll date January 31, 2024.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	The expansion premises, approximately 8,000 SF on the first floor, expires in October 2024.
(4)	Early termination is available at the end of the 7th full year of the extended premises term, which commenced on October 1, 2020 (12/31/2027) with 8 months written notice.
(5)	Early termination is available as of the 84th month of the lease (12/31/2029).
(6)	Early termination is available as of the 85th month of the lease term (4/1/2027) with written notice prior to 73rd month of lease term (4/1/2026).
(7)	Early termination is available as of the 85th month of the lease term (11/1/2025) with nine months written notice.
(8)	Inclusive of a right of first refusal.
(9)	This space is currently being subleased to Wellnest Emotional Health & Wellness and sub-subleased to Upward Bound House.

The following table presents certain information relating to the lease rollover schedule at the Wateridge Property, based on initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent		% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0		0.0%	$0.00	0
2024	19,347	3.4%	3.4%	705,086		4.3%	$36.44	4
2025	47,694	8.3%	11.6%	1,998,545		12.2%	$41.90	4
2026	4,741	0.8%	12.4%	206,071		1.3%	$43.47	2
2027	11,937	2.1%	14.5%	497,892		3.0%	$41.71	2
2028	7,599	1.3%	15.8%	330,034		2.0%	$43.43	2
2029	89,881	15.6%	31.4%	3,190,563		19.5%	$35.50	4
2030	150,370	26.1%	57.5%	5,457,330		33.4%	$36.29	8
2031	5,440	0.9%	58.4%	231,833		1.4%	$42.62	1
2032	92,189	16.0%	74.4%	3,588,918		22.0%	$38.93	1
2033	3,067	0.5%	74.9%	134,335		0.8%	$43.80	1
2034	0	0.0%	74.9%	0		0.0%	$0.00	0
2035 & Thereafter(3)	3,437	0.6%	75.5%	0		0.0%	$0.00	1
Vacant	141,236	24.5%	100.0%	NAP		NAP	NAP	NAP
Total / Wtd. Avg.	576,938	100.00%		$16,340,6	07	100.00%	$37.50	30
(1)	Based on underwritten rent roll dated January 31, 2024.
(2)	Certain tenants may have lease termination options that are not reflected in the Lease Rollover Schedule.
(3)	Inclusive of the conference room that does not pay rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

103

Office - Suburban 5035-5045 West Slauson Avenue and 5100-5150 West Goldleaf Circle Los Angeles, CA 90056	Collateral Asset Summary – Loan No. 7 Wateridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 47.8% 2.12x 17.3%

Appraisal. According to the appraisal, the Wateridge Property has an “as-is” appraised value of $136,000,000 as of December 11, 2023. There is also a land value of $64,200,000.

Appraisal Approach	Appraised Value	Capitalization Rate
Income Capitalization Approach	$136,000,000	7.75%(1)
(1)	Represents the overall Capitalization Rate.

Environmental Matters. According to a Phase I environmental report dated December 28, 2023, there are no recognized environmental conditions or recommendations for further action at the Wateridge Property.

The Market. The Wateridge Property is located in the Los Angeles-Long Beach-Anaheim Metropolitan Statistical Area which encompasses Los Angeles County and Orange Country in southern California. More specifically, the Wateridge Property is located within the Ladera Heights neighborhood of West Los Angeles within the Culver City submarket. The Los Angeles International Airport is located 2.66 miles southwest of the neighborhood. According to the appraisal, the West Los Angeles office market contained approximately 87.9 million SF of office space at the end of the third quarter of 2023. At the same time, the subject’s Culver City submarket contained nearly 10.8 million SF of office space, accounting for 12.24 percent of the market’s total inventory.

According to the appraisal, the Culver City submarket has been experiencing a spike in office construction activity over the past few years, with net deliveries witnessing a decade high of 619,000 SF in 2021. The Metro Expo line, which connects the submarket to Santa Monica and Downtown Los Angeles, helps drive office demand from companies looking for cheaper leasing options. Like the broader market, much of the inventory in the past cycle consisted of build-to-suit creative office space and small-to-medium-sized industrial conversions.

Currently, the submarket has approximately six developments under construction and 10 projects in the proposed pipeline. One of the largest office projects currently under construction within the submarket is the 71,732 SF, Class A office building located at 5237 West Jefferson Boulevard. The three-story development is expected to deliver in the first quarter of 2024.

Culver City market vacancy is currently 20.3% as of the end of the third quarter of 2023. This is just above the broader market vacancy in West Los Angeles of 18.7%. Current market rents are $57.96 and $53.28 for West Los Angeles and Culver City, respectively. Both the Wateridge Property’s office rent ($38.42 PSF) and the appraiser’s concluded office market rent ($42.00 PSF / month) fall 33.7% and 27.5%, respectively below the West Los Angeles market rent and 27.9% and 21.2%, respectively below the Culver City market rent referenced above.

The following table presents certain information relating to the demographics of the Wateridge Property:

Demographics Summary(1)(2)
Property Name	City, State	Whole Loan Cut-off Date Balance	1-mile Population	3-mile Population	5-mile Population	1-mile Avg Household Income	3-mile Avg Household Income	5-mile Avg Household Income
Wateridge	Los Angeles, CA	$65,000,000	20,280	263,936	880,975	$145,739	$114,412	$113,232
(1)	Source: Third party report.
(2)	Based on year end 2022 statistics.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

104

Office - Suburban 5035-5045 West Slauson Avenue and 5100-5150 West Goldleaf Circle Los Angeles, CA 90056	Collateral Asset Summary – Loan No. 7 Wateridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 47.8% 2.12x 17.3%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Wateridge Property:

Cash Flow Analysis(1)(2)
	2020	2021	2022	2023	U/W	U/W Per SF
Base Rent	$14,173,089	$14,925,194	$15,844,994	$16,934,535	$16,340,607	$28.32
Credit Tenant Rent Steps	0	0	0	0	305,860	0.53
Rent Step(2)	0	0	0	0	439,455	0.76
Gross Up Vacancy	0	0	0	0	5,759,505	9.98
Gross Potential Rent	$14,173,089	$14,925,194	$15,844,994	$16,934,535	$22,845,427	$39.60
Total Reimbursements	753,408	1,163,939	1,211,364	1,572,806	1,459,610	2.53
Parking & Garage Income	1,451,746	1,542,940	1,838,726	2,486,249	2,626,592	4.55
Other Revenue	68,711	226,457	194,984	141,594	15,000	0.03
Net Rental Income	$16,446,954	$17,858,530	$19,090,068	$21,135,183	$26,946,629	$46.71
Vacancy/Credit Loss	0	0	0	0	(5,759,505)	(9.98)
Effective Gross Income	$16,446,954	$17,858,530	$19,090,068	$21,135,183	$21,187,124	$36.72
Total Expenses	8,159,778	8,415,170	8,854,759	9,034,983	9,964,210	17.27
Net Operating Income	$8,287,176	$9,443,360	$10,235,309	$12,100,200	$11,222,913	$19.45
Capital Expenditures	0	0	0	0	144,235	0.25
TI/LC	0	0	0	0	765,407	1.33
Net Cash Flow	$8,287,176	$9,443,360	$10,235,309	$12,100,200	$10,313,272	$17.88

Occupancy	75.9%	79.0%	78.7%	79.8%	78.6%(3)
NCF DSCR(4)	1.70x	1.94x	2.10x	2.49x	2.12x
NOI Debt Yield(4)	12.7%	14.5%	15.7%	18.6%	17.3%
(1)	Based on the underwritten rent roll dated January 31, 2024.
(2)	Inclusive of rent steps through January 2025
(3)	Represents economic occupancy.
(4)	Based on the Wateridge Whole Loan.

The Borrower and the Borrower Sponsors. The borrower for the Wateridge Whole Loan is TR Wateridge LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Wateridge Whole Loan.

The borrower sponsor is the Teachers' Retirement System of the State of Illinois (“TRS”). The non-recourse carveouts are limited to the borrower entity only. The TRS is a state government agency that manages pension funds for educators in Illinois. The TRS was created in 1939 by the Illinois General Assembly to provide retirement annuities, survivors benefits, and disability benefits. TRS members fall into the following categories: active, inactive, annuitant, and beneficiary. Active members are full-time, part-time, and substitute Illinois public school personnel employed outside the city of Chicago in positions requiring licensure by the Illinois State Board of Education. People employed in certain state agencies and statewide or national organizations related to education are also active TRS members. As of June 30, 2021, there were 159,027 active members. The borrower sponsor is being advised by Lincoln Property Company, the management company, who will be asset and property managing the Wateridge Property.

Lincoln Property Company is one of the largest private real estate firms in the U.S. with experience planning, entitling, developing, operating, and leasing sophisticated properties and award-winning projects across all asset types. Founded in Dallas, Texas in 1965 as an investor, developer, and operator of high-end residential communities, Lincoln Property Company provided stable returns and long-term value creation by expanding into commercial real estate and broadening their services platform.

Property Management. The Wateridge Property is managed by LPC West LP, a management company that is affiliated with the sole asset manager of the borrower.

Initial and Ongoing Reserves. At origination of the Wateridge Whole Loan, the borrower deposited (i) $8,244,758 of which (x) $7,244,758 is for outstanding approved leasing expenses and (y) $1,000,000 is for future approved leasing expenses and (ii) $259,448 of outstanding free rent for the Kaiser lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

105

Office - Suburban 5035-5045 West Slauson Avenue and 5100-5150 West Goldleaf Circle Los Angeles, CA 90056	Collateral Asset Summary – Loan No. 7 Wateridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 47.8% 2.12x 17.3%

Tax Reserve – On a monthly basis, the borrower is required to escrow 1/12th of the annual estimated tax payments payable during the next ensuing 12 months (initially, approximately $156,984)

Insurance Reserve – The borrower is required to escrow 1/12th of the annual estimated insurance payments on a monthly basis, but such requirement is waived so long as an acceptable blanket policy is in place.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, approximately $12,019.54.

TI/LC Reserve – The borrower is required to deposit monthly, the lesser of (x) $72,117.25 and (y) the positive difference between the funds then on deposit in the Rollover Account (less any amount of outstanding TI funds then on deposit in the TI/LC Account) and $3,000,000.

Lockbox / Cash Management. The Wateridge Whole Loan is structured with a hard lockbox and springing cash management. At origination, the borrower established a lender-controlled lockbox and clearing account (the “Lockbox Account”) into which all rents, revenues and receipts from the Wateridge Property are required to be deposited directly by the tenants. Prior to a Trigger Period (as defined below), all sums deposited into the Lockbox Account will be required to be transferred into the borrower’s operating account. During a Trigger Period, any transfers to the borrower’s operating account will cease and such sums on deposit in the Lockbox Account will be transferred on a daily basis to an account controlled by the lender, the cash management account, at a financial institution selected by the lender, to be applied to payment of all monthly amounts due under the Wateridge Whole Loan documents (including, without limitation, taxes and insurance, debt service and required reserves) and approved property operating expenses with any excess funds deposited into the lease sweep reserve account if applicable until the Lease Sweep Period (as defined below) has been cured, and then being held by the lender as additional collateral for the Wateridge Whole Loan (provided that upon the occurrence of an event of default under the Wateridge Whole Loan documents, all sums received from the Wateridge Property and all funds reserved with the lender may be applied to amounts owed under any of the Wateridge Whole Loan documents in such amounts, order and manner as the lender elects in its sole discretion).

A “Trigger Period” means the occurrence of (i) an event of default under the Wateridge Whole Loan, (ii) the commencement of a Low DSCR Period, (iii) if the property manager is an affiliate of the borrower or guarantor and such property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding, or (iv) the commencement of a Lease Sweep Period; and will end if, (A) with respect to a Trigger Period continuing pursuant to clause (i), the event of default has been cured and such cure has been accepted by the lender or (B) with respect to a Trigger Period continuing due to clause (ii), the Low DSCR Period has ended, or (C) with respect to clause (iii), if the property manager is replaced with a non-affiliated property manager approved by the lender under a replacement management agreement approved by the lender, such replacement property manager and borrower executed an assignment and subordination agreement, and all the applicable requirements of the Wateridge Whole Loan documents are satisfied with respect thereto.

A “Low DSCR Period” will (I) commence if the debt service coverage ratio is less than 1.35x provided, however, if any tenant (pursuant to a major lease and/or a Lease Sweep Lease) becomes subject to a tenant adjustment event as defined in the Wateridge Whole Loan documents, then the net cash flow may be immediately adjusted downward by the lender and to the extent said adjustment results in debt service coverage ratio that is below 1.35x; a Low DSCR Period will immediately commence and (II) end if the Wateridge Property has achieved a DSCR of at least 1.40x for two consecutive calculation dates, as determined by the lender (provided that if the required quarterly and annual financial reports are not delivered to the lender as required, a Low DSCR Period will be deemed to have commenced and be ongoing, unless and until such reports are delivered and they indicate that, in fact, no Low DSCR Period is ongoing).

A “Lease Sweep Period” will commence (a) upon the earlier of (i) the date that is 12 months prior to the expiration of a Lease Sweep Lease (defined below) or (ii) upon the date required under the Lease Sweep Lease by which the Lease Sweep Tenant is required to give notice of its exercise of a renewal option thereunder (and such renewal has not been so exercised); (b) upon the early termination, early cancellation or early surrender of a Lease Sweep Lease or upon the borrower’s (or the property manager’s) receipt of notice by a Lease Sweep Tenant exercising its right to terminate or a notice of its intent to effect an early termination, early cancellation or early surrender of its Lease Sweep Lease; (c) if a Sweep Tenant has ceased operating its business at the Wateridge Property (i.e., “goes dark”) in any material portion of its space at the Wateridge Property (except with respect to Permitted Go Dark Periods (as defined below)); (d) upon a default under a Lease Sweep Lease by a tenant beyond any applicable notice and cure period, (e) upon a bankruptcy or insolvency proceeding of a Lease Sweep Tenant or its parent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

106

Office - Suburban 5035-5045 West Slauson Avenue and 5100-5150 West Goldleaf Circle Los Angeles, CA 90056	Collateral Asset Summary – Loan No. 7 Wateridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 47.8% 2.12x 17.3%

A Lease Sweep Period will end once the applicable trigger has been cured or the space demised under the Lease Sweep Lease has been re-tenanted pursuant to one or more “qualified leases” under in the Wateridge Whole Loan documents (or, if applicable, the applicable Lease Sweep Lease has been renewed pursuant to its terms) and, in the lender’s judgment, sufficient funds have been accumulated in the lease sweep reserve account to cover all anticipated tenant improvement and leasing commissions and free and/or abated rent in connection therewith (and any debt service and operating shortfalls relating to the delay in the commencement of full rent payments).

A “Lease Sweep Lease” means (i) Crystal Stairs and (ii) County of Los Angeles and any replacement lease covering a majority of the space currently demised under such lease.

A “Lease Sweep Tenant” means any tenant under a Lease Sweep Lease.

A “Permitted Go Dark Period” means a temporary discontinuance of business relating to an ongoing restoration of the Wateridge Property performed in accordance with the terms of the applicable Lease Sweep Lease and the Wateridge Whole Loan documents at the Wateridge Property after a casualty or condemnation, for a period not to exceed 180 days, subject to delays due to any force majeure.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not Permitted.

Release of Collateral. Not Permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

107

Industrial – Flex 740 West New Circle Road Lexington, KY 40511	Collateral Asset Summary – Loan No. 8 Lexmark	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.0% 1.97x 16.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

108

Industrial – Flex 740 West New Circle Road Lexington, KY 40511	Collateral Asset Summary – Loan No. 8 Lexmark	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.0% 1.97x 16.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

109

Industrial – Flex 740 West New Circle Road Lexington, KY 40511	Collateral Asset Summary – Loan No. 8 Lexmark	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.0% 1.97x 16.0%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose(1):	Recapitalization	Property Type – Subtype:	Industrial – Flex
Borrower Sponsor(s):	Richard A. Bennett III	Collateral:	Fee
Borrower(s):	Lexington Campus SLB LLC	Location:	Lexington, KY
Original Balance(2):	$50,000,000	Year Built / Renovated(4):	Various / 2002
Cut-off Date Balance(2):	$50,000,000	Property Management:	Cushman & Wakefield U.S., Inc.
% by Initial UPB:	4.6%	Size:	1,449,072 SF
Interest Rate:	7.44000%	Appraised Value (As Is) / Per SF:	$133,000,000 / $92
Note Date:	February 13, 2024	Appraisal Date:	January 11, 2024
Original Term:	60 months	Occupancy:	100.0% (as of March 6, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI:	$13,200,198
Interest Only Period:	60 months	Underwritten NCF:	$12,257,203
First Payment Date:	April 6, 2024
Maturity Date:	March 6, 2029	Historical NOI(5)
Additional Debt Type(2):	Pari Passu	Most Recent NOI:	NAV
Additional Debt Balance(2):	$32,500,000	2022 NOI:	NAV
Call Protection:	YM1(53),O(7)	2021 NOI:	NAV
Lockbox / Cash Management:	Hard / Springing	2020 NOI:	NAV

Reserves(3)				Financial Information(2)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$57
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$57
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	62.0%
Replacement Reserves:	$0	Springing	NAP	Maturity Date LTV:	62.0%
TI / LC:	$0	Springing	NAP	UW NOI DY:	16.0%
Other:	$0	$0	NAP	UW NCF DSCR:	1.97x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$82,500,000	100.0%	Return of Equity(1)	$80,817,744	98.0%
			Closing Costs	1,682,256	2.0

Total Sources	$82,500,000	100.0%	Total Uses	$82,500,000	100.0%
(1)	The borrower sponsor acquired the Lexmark Property (as defined below) as part of an all-cash sale leaseback transaction for $126,948,000 in December 2023. The Lexmark Whole Loan was utilized to recapitalize the Lexmark Property returning $80,817,744 of equity to the borrower sponsor leaving approximately $46,130,256 of implied equity remaining in the Lexmark Property.
(2)	The Lexmark Mortgage Loan (as defined below) is part of the Lexmark Whole Loan (as defined below) which is comprised of two pari passu promissory notes with an aggregate original principal balance and Cut-off Date Balance of $82,500,000. The Lexmark Whole Loan was originated by Citi Real Estate Funding Inc. (“CREFI”) and UBS AG. The Financial Information in the chart above is based on the aggregate outstanding principal balance as of the Cut-off Date of the Lexmark Whole Loan.
(3)	For more information please see “Initial and Ongoing Reserves” below.
(4)	The Lexmark Property was built in phases including from 1957-1958, 1966, 1972-1973, 1981, 1985, and 2001.
(5)	Historical financials are not available because the Lexmark Property was recently acquired in December 2023.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

110

Industrial – Flex 740 West New Circle Road Lexington, KY 40511	Collateral Asset Summary – Loan No. 8 Lexmark	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.0% 1.97x 16.0%

The Loan. The eighth largest mortgage loan (the “Lexmark Mortgage Loan”) is part of a whole loan (the “Lexmark Whole Loan”) secured by the borrower’s fee interest in an industrial flex property totaling 1,449,072 square feet located in Lexington, Kentucky (the “Lexmark Property”). The Lexmark Whole Loan is comprised of two pari passu notes, with an aggregate outstanding principal balance as of the Cut-off Date of $82,500,000. The Lexmark Whole Loan was co-originated on February 13, 2024 by CREFI and UBS AG and accrues interest at a fixed rate of 7.44000% per annum. The Lexmark Whole Loan has an initial term of five-years and is interest-only for the full term. The scheduled maturity date of the Lexmark Whole Loan is the payment date that occurs on March 6, 2029. The Lexmark Mortgage Loan is evidenced by the controlling Note A-1 with an outstanding principal balance as of the Cut-off Date of $50,000,000.

The table below summarizes the promissory notes that comprise the Lexmark Whole Loan. The relationship between the holders of the Lexmark Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool— The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$50,000,000	$50,000,000	Benchmark 2024-V6	Yes
A-2	32,500,000	32,500,000	UBS AG(1)	No
Whole Loan	$82,500,000	$82,500,000
(1)	Expected to be contributed to one or more future securitization transactions or may otherwise be transferred at any time.

The Property. The Lexmark Property is a comprised of a 1,449,072 square foot industrial flex headquarters campus located in Lexington, Kentucky. The Lexmark Property is located at the southeast corner of the Kentucky State Highway 4 and Kentucky State Highway 922 interchange, approximately three miles southwest of Interstate 64 and 75. As of March 6, 2024, the Lexmark Property was 100.0% leased to Lexmark, which commenced a 20-year triple net lease in December 2023 with a scheduled expiration date of December 31, 2043 and no termination options. The Lexmark Property was originally constructed in 1957 and expanded in phases before being renovated in 2002. The Lexmark Property is situated on an approximately 140.81-acre site. The Lexmark Property features 16’ to 26’ clear heights, three grade level doors and eight dock high doors. The Lexmark Property also contains 2,732 surface parking spaces resulting in a parking ratio of 1.89 spaces per 1,000 square feet.

The Lexmark Property serves as Lexmark’s corporate headquarters and consists of a three-building campus comprised of their headquarters building, a research and development (“R&D”) building and a utility building. The headquarters building was constructed in 1957 and renovated 2002. The headquarters building accounts for 1,062,185 square feet of which approximately 54.9% is office and laboratory space. The remaining 45.1% of space at the headquarters building consists of warehousing and manufacturing area with 16’ to 26’ clear heights. The R&D building totals 340,467 square feet and was constructed in phases from 1972 to 2002. The space here supports all R&D operations using specialized equipment such as NMR spectroscopy lab, inorganic analysis lab, liquid chromatography lab, gas chromatography lab, NMR spectroscopy lab, and an IR lab. The utility services building totals 46,421 square feet and was constructed in 1957. This building consists of open industrial space which houses mechanical and utility systems needed to run gas-fired boiler systems, steam generators, soft water tanks, and other similar systems. On site amenities at the Lexmark Property include a video production space, an employee gym and fitness center, conference centers, a commercial kitchen and auditorium. The Lexmark Property also contains a solar panel field that provides additional electricity to the Lexmark Property and helps reduce overall electricity costs.

Sole Tenant. The Lexmark Property is 100.0% occupied to a single tenant, Lexmark, that is pursuant to a triple net lease with a commencement date of December 28, 2023, and a scheduled expiration date of December 31, 2043. The Lexmark lease has one, 10-year renewal option followed by two, five-year renewal options and no termination options. Founded as a spin-off of IBM in 1991, Lexmark is a provider of printing and imaging products, software, solutions and services that creates cloud-enabled imaging and loT technologies. Lexmark serves customers in more than 170 countries across manufacturing, retail, financial services, healthcare, education and government. Lexmark uses the Lexmark Property as their global headquarters, research and development, testing and distribution facility.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

111

Industrial – Flex 740 West New Circle Road Lexington, KY 40511	Collateral Asset Summary – Loan No. 8 Lexmark	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.0% 1.97x 16.0%

The following table presents certain information relating to the sole tenant at the Lexmark Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Lexmark	NR/NR/NR	1,449,072	100.0%	$14,056,311	$9.70	100.0%	12/31/2043	N	1 x 10 Yr, 2 x 5 Yr
Total Occupied		1,449,072	100.0%	$14,056,311	$9.70	100.0%
Vacant		0	0.0
Total		1,449,072	100.0%
(1)	Based on the underwritten rent roll dated March 6, 2024 with rent steps through January 1, 2025.

The following table presents certain information relating to the lease rollover schedule at the Lexmark Property, based on initial lease expiration date:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028	0	0.0	0.0%	0	0.0	0.00	0
2029	0	0.0	0.0%	0	0.0	0.00	0
2030	0	0.0	0.0%	0	0.0	0.00	0
2031	0	0.0	0.0%	0	0.0	0.00	0
2032	0	0.0	0.0%	0	0.0	0.00	0
2033	0	0.0	0.0%	0	0.0	0.00	0
2034	0	0.0	0.0%	0	0.0	0.00	0
2035 & Thereafter	1,449,072	100.0	100.0%	14,056,311	100.0	9.70	1
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	1,449,072	100.0%		$14,056,311	100.0%	$9.70	1
(1)	Based on underwritten rent roll dated March 6, 2024 with rent steps through January 1, 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

112

Industrial – Flex 740 West New Circle Road Lexington, KY 40511	Collateral Asset Summary – Loan No. 8 Lexmark	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.0% 1.97x 16.0%

The following table presents certain information relating to the Underwritten Net Cash Flow at the Lexmark Property:

Cash Flow Analysis(1)(2)
	U/W	U/W Per SF
Base Rent	$13,646,904	$9.42
Contractual Rent Steps	409,407	0.28
Gross Potential Rent	$14,056,311	$9.70
Total Reimbursements	3,065,946	2.12
Total Gross Income	$17,122,257	$11.82
(Vacancy / Credit Loss)	(856,113)	(0.59)
Effective Gross Income	$16,266,144	$11.23
Management Fee	487,984	0.34
Real Estate Taxes	1,708,518	1.18
Insurance	144,907	0.10
CAM Expense	724,537	0.50
Total Expenses	$3,065,946	$2.12
Net Operating Income	$13,200,198	$9.11
Capital Expenditures	453,967	0.31
TI/LC	489,029	0.34
Net Cash Flow	$12,257,203	$8.46

Occupancy (%)(3)	95.0%
NCF DSCR(4)	1.97x
NOI Debt Yield(4)	16.0%
(1)	Based on the underwritten rent roll dated as of March 6, 2024.
(2)	Historical financial information is not available because the borrower sponsor acquired the Lexmark Property in December 2023.
(3)	Represents economic occupancy.
(4)	Based on the Lexmark Whole Loan.

Appraisal. According to the appraisal, the Lexmark Property had an “as-is” appraised value of $133,000,000 as of January 11, 2024 and a hypothetical market value “as is (go dark)” of $84,800,000 as of January 11, 2024. The table below shows the appraiser’s “as-is” conclusions. Based on the “as-is” value of $133,000,000, the Cut-off Date LTV and Maturity Date LTV for the Lexmark Whole Loan are 62.0%. Based on the “as is (go dark)” value of $84,800,000, the Cut-off Date LTV and Maturity Date LTV for the Lexmark Whole Loan are 97.3%.

Lexmark Appraised Value(1)
Property	Value	Capitalization Rate
Lexmark	$133,000,000	10.00%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report, dated February 6, 2024, there was a recognized environmental condition at the Lexmark Property related to on-going remediation of soil and groundwater impacted by historical manufacturing operations conducted on site. At origination, an environmental liability insurance policy was obtained. See “Description of the Mortgage Pool – Environmental Conditions” in the Preliminary Prospectus.

The Market. The Lexmark Property is located at 740 West New Circle Road in Lexington, Kentucky within Fayette County. The Lexmark Property is located approximately three miles from the city of Lexington’s CBD and is adjacent to other industrial buildings including an industrial and office facility occupied by Total Quality Logistics. Primary access to the Lexmark Property is provided by its frontage to the Kentucky State Highway 4 and Kentucky State Highway 922 interchange and it’s approximately three miles southwest of Interstate 64 and 75.

According to a third-party market research provider, the Lexmark Property is located within the East Lexington/Fayetteville industrial submarket which reported a total inventory of approximately 12.8 million square feet of industrial space, a vacancy rate of 1.5% and average year to date rental rates as of December 2023 of $9.42 per square foot. There have been no new developments within the East Lexington/Fayetteville Industrial Market since 2021.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

113

Industrial – Flex 740 West New Circle Road Lexington, KY 40511	Collateral Asset Summary – Loan No. 8 Lexmark	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.0% 1.97x 16.0%

According to the appraisal, the 2023 total population within a one-, three- and five-mile radius is 8,287, 89,698 and 172,143, respectively. Furthermore, the 2023 average household income within a one-, three- and five-mile radius is $54,576, $64,411 and $79,546, respectively.

The following table presents certain market information with respect to the Lexmark Property:

Summary of Comparable Leases(1)
Property Name	Tenant	Suite Size (SF)	Commencement	Lease Term (Yrs.)	Rent PSF
Lexmark(2)	Lexmark	1,449,072 SF	Dec - 2023	20 Yrs.	$9.70
General Motors, LLC	General Motors, LLC	400,000	Sep-24	3.0 Yrs.	$7.40
Cleveland Parma OH RDC Flywheel	USPS	516,637	Apr-24	15.0 Yrs.	$10.34
3000 Skyline Drive	CSI Solar Co., Ltd.	753,428	Jan-24	10.0 Yrs.	$7.08
Sportsman's Guide Facility	Sportsman's Guide	422,727	Jun-23	3.0 Yrs.	$5.50
Interchange City #32	Saks Inc.	564,300	Dec-22	3.0 Yrs.	$5.75
Shutterfly Building	Shutterfly	303,188	Oct-22	10.0 Yrs.	$6.75
TriRx	TriRx	651,146	Jun-22	10.0 Yrs.	$8.00
Ball Corporation	Ball Corporation	353,484	Jan-22	5.0 Yrs.	$10.54
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated March 6, 2024.

The Borrower and the Borrower Sponsor. The borrower is Lexington Campus SLB LLC, a Delaware limited liability company and single purpose entity having at least one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Lexmark Whole Loan. The borrower sponsor and non-recourse carveout guarantor is Richard A. Bennett III. Richard Bennett is the founder of Sagic Capital, a New York City based commercial real estate investment company that focuses on real estate assets in the Midwest and on the East Coast. Since inception, Sagic Capital has owned and managed nearly 3.0 million square feet of office and industrial properties.

Property Management. The Lexmark Property is managed by Cushman & Wakefield U.S., Inc., a third-party property management company.

Initial and Ongoing Reserves.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period. The borrower has no obligation to make required monthly deposits into the real estate tax reserve on any monthly payment date to the extent that the following conditions are satisfied on the date of such required monthly deposit: (i) no Trigger Period (as defined below) has occurred and is continuing, (ii) Specified Tenant (as defined below) is responsible, pursuant to the terms of the Specified Tenant lease, for the direct payment of taxes to the applicable taxing authority and is timely making all such required payments pursuant thereto, and no default has occurred and is then continuing under the Specified Tenant lease with respect thereto, and (iii) the lender receives evidence that all such taxes have been timely paid prior to the date such taxes are delinquent.

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies. The borrower has no obligation to make required monthly deposits into the insurance reserve on any monthly payment date to the extent that the following conditions are satisfied on the date of such required monthly deposit: (i) no Trigger Period has occurred and is continuing, (ii) Specified Tenant is responsible, pursuant to the terms of the Specified Tenant lease, for maintaining the applicable insurance coverage(s) which would otherwise be paid for pursuant to the terms of the Lexmark Whole Loan, (iii) such insurance coverages comply with the applicable requirements of the Lexmark Whole Loan, and (iv) the lender receives evidence that (A) the applicable policies are in full force and effect and that the insurance obligations under the Lexmark Whole Loan are otherwise satisfied, and (B) all applicable insurance premiums have been timely paid in full on or prior to the dates by which such insurance premiums are required to be paid.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

114

Industrial – Flex 740 West New Circle Road Lexington, KY 40511	Collateral Asset Summary – Loan No. 8 Lexmark	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.0% 1.97x 16.0%

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, $37,830.58. The borrower has no obligation to make required monthly deposits into the replacement reserve on any monthly payment date in the event that the following conditions are satisfied on the date of such required monthly deposit: (i) no Trigger Period has occurred and is continuing; (ii) the Specified Tenant is responsible, pursuant to the terms of the Specified Tenant lease, for maintaining the Lexmark Property and making any and all repairs and/or capital improvements to the Lexmark Property and continues to make payments and perform obligations required under the Specified Tenant lease; and (iii) the lender receives evidence that all such repairs and/or capital improvements have been completed in a good and workmanlike manner and in accordance with applicable legal requirements; provided that, the lender may not request any such evidence more than two times in any calendar year unless (1) a Trigger Period has occurred and is continuing, (2) required in connection with a secondary market transaction at any time prior to the last securitization of any portion of the Lexmark Whole Loan, or (3) the lender has reasonable basis to believe that there may be a life/safety at the Lexmark Property.

TI / LC Reserve – During a Trigger Period, the borrower is required to deposit into a TI/LC reserve, on a monthly basis, an amount equal to $30,189.00.

Lockbox / Cash Management The Lexmark Whole Loan is structured with a hard lockbox and springing cash management. The borrower is required to, and is required to cause the property manager to, within two business days of receipt, deposit all rents directly into a lender approved lockbox account. On or prior to the origination of the Lexmark Whole Loan, the borrower was required to deliver a notice to the sole tenant at the Lexmark Property directing the sole tenant to remit all payments under the applicable lease directly to the lender-controlled lockbox. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period exists. Upon the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the Lexmark Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Lexmark Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Lexmark Whole Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Lexmark Whole Loan documents, the lender may apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio falling below 1.20x (on an interest only basis), and (iii) the occurrence of Specified Tenant Trigger Period (as defined below), and (B) expiring upon (a) with regard to any Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default or the lender’s written waiver thereof at the lender’s sole and absolute discretion, (b) with regard to any Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.20x (on an interest only basis) for two consecutive calendar quarters, (c) with regard to any Trigger Period commenced in connection with clause (iii) above, a Specified Tenant Trigger Period ceasing to exist.

A “Specified Tenant” means (i) Lexmark International, Inc. (“Lexmark Tenant”), (ii) any replacement tenant of a Specified Tenant whose lease, individually or when aggregated with all other leases at the Lexmark Property with the same tenant or its affiliate, accounts for 20% or more of the total rental income for the Lexmark Property, (iii) any replacement tenant of a Specified Tenant whose lease, individually or when aggregated with all other leases at the Lexmark Property with the same tenant or its affiliate, accounts for 20% or more of the square footage for the Lexmark Property, (iv) any affiliate providing credit support or guaranty under the applicable Specified Tenant lease, and (v) any replacement tenant of Lexmark Tenant approved in accordance with the Lexmark Whole Loan Documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

115

Industrial – Flex 740 West New Circle Road Lexington, KY 40511	Collateral Asset Summary – Loan No. 8 Lexmark	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.0% 1.97x 16.0%

A “Specified Tenant Trigger Period” means a period (A) commencing upon the earliest of (i) Specified Tenant being in monetary default or material non-monetary default under the applicable Specified Tenant lease beyond applicable notice and cure periods; (ii) Specified Tenant failing to be in actual, physical possession of at least 80% of the Specified Tenant space (or applicable portion thereof), or Specified Tenant failing to be in operation and/or “going dark” in more than 20% of the Specified Tenant space (or applicable portion thereof) (unless, with respect to the Specified Tenant going dark, either (1) (x) Specified Tenant has an investment grade rating and (y) Specified Tenant does not go dark or continue to be dark during the last 24 months of the Lexmark Whole Loan, or (2) the closure is due to a force majeure event; (iii) Specified Tenant giving notice that it is terminating its lease for all or any portion of the Specified Tenant space (or applicable portion thereof); (iv) any termination or cancellation of any Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant lease failing to otherwise be in full force and effect; (v) any bankruptcy or similar insolvency of Specified Tenant; (vi) Specified Tenant failing to extend or renew the applicable Specified Tenant lease on or prior to the Specified Tenant extension deadline for a minimum of five years; and (vii) Specified Tenant being in violation of the Specified Tenant corporate financing covenants and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender of (1) the satisfaction of the applicable Specified Tenant Cure Conditions (as defined below); or (2) the borrower leasing the entire Specified Tenant space (or applicable portion thereof) pursuant to one or more leases in accordance with the applicable terms and conditions of the Lexmark Whole Loan documents, the applicable tenant(s) under such lease(s) being in actual, physical occupancy of the space demised, open to the public for business in, the space demised under its lease and paying the full amount of the rent due under its Lease.

“Specified Tenant Cure Conditions” means (i) the Specified Tenant has cured all defaults under the applicable Specified Tenant lease, (ii) the applicable Specified Tenant is in actual, physical possession of at least 80% of the Specified Tenant space (or applicable portion thereof), operating its business and not “dark” in more than 20% of the Specified Tenant space (or applicable portion thereof), (iii) the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant lease and has re-affirmed the applicable Specified Tenant lease as being in full force and effect, (iv) in the event the Specified Tenant Trigger Period is due to the applicable Specified Tenant’s failure to extend or renew the applicable Specified Tenant lease in accordance with the Specified Tenant Trigger Period, the applicable Specified Tenant has renewed or extended the applicable Specified Tenant Lease for at least five years, (v) if applicable, the Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant lease pursuant to final, non-appealable order of a court of competent jurisdiction, (vi) the applicable Specified Tenant is paying full, unabated rent under the applicable Specified Tenant lease, and (vii) with respect to any failure to meet the Specified Tenant corporate financial covenants, the lender’s receipt of reasonably satisfactory evidence that the Specified Tenant corporate financial covenants identified in the lender’s notice are satisfied.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not Permitted.

Release of Collateral. Not Permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

116

Multifamily – Mid Rise 1515 West Monroe Street Chicago, IL 60607	Collateral Asset Summary – Loan No. 9 The Duncan	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 60.3% 1.26x 8.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

117

Multifamily – Mid Rise 1515 West Monroe Street Chicago, IL 60607	Collateral Asset Summary – Loan No. 9 The Duncan	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 60.3% 1.26x 8.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

118

Multifamily – Mid Rise 1515 West Monroe Street Chicago, IL 60607	Collateral Asset Summary – Loan No. 9 The Duncan	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 60.3% 1.26x 8.7%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily – Mid Rise
Borrower Sponsor(s):	William Murphy, Alexander Samoylovich and Mark Heffron	Collateral:	Fee
Borrower(s):	1515 Monroe Property LLC	Location:	Chicago, IL
Original Balance:	$44,000,000	Year Built / Renovated:	1912 / 2020
Cut-off Date Balance:	$44,000,000	Property Management:	Flats LLC
% by Initial UPB:	4.0%	Size:	260 Units
Interest Rate:	6.67000%	Appraised Value / Per Unit:	$73,000,000 / $280,769
Note Date:	March 1, 2024	Appraisal Date:	November 6, 2023
Original Term:	60 months	Occupancy:	96.2% (as of January 22, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI(2):	$3,807,870
Interest Only Period:	60 months	Underwritten NCF:	$3,737,421
First Payment Date:	April 6, 2024
Maturity Date:	March 6, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(2):	$2,974,903 (12/31/2023)
Additional Debt Balance:	NAP	2022 NOI(2):	$2,324,828
Call Protection:	L(24),D(29),O(7)	2021 NOI(2):	$955,412
Lockbox / Cash Management:	Springing / Springing	2020 NOI(2):	NAV

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$169,231
Taxes:	$292,344	$58,469	NAP	Maturity Date Loan / Unit:	$169,231
Insurance:	$100,857	$12,607	NAP	Cut-off Date LTV:	60.3%
Replacement Reserves:	$0	$5,521	NAP	Maturity Date LTV:	60.3%
TI / LC:	$0	$699	$25,152	UW NOI DY:	8.7%
				UW NCF DSCR:	1.26x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$44,000,000	80.8%	Loan Payoff	$51,449,190	94.5%
Borrower Sponsor Equity	10,432,226	19.2	Closing Costs(3)	2,589,834	4.8
			Upfront Reserves	393,201	0.7
Total Sources	$54,432,226	100.0%	Total Uses	$54,432,226	100.0%
(1)	See “Initial and Ongoing Reserves” below.
(2)	2020 NOI is not available because the borrower sponsor renovated and repurposed The Duncan Property (as defined below) in 2020. The increase from 2021 NOI to 2022 NOI is primarily attributable to the borrower sponsors repurposing The Duncan Property in 2020 and subsequent lease up. The increase from Most Recent NOI to Underwritten NOI is primarily attributable to the borrower sponsors continued lease up of The Duncan Property at higher rents along with eliminating concessions.
(3)	Closing costs include a rate buydown fee of $990,000.

The Loan. The ninth largest mortgage loan (“The Duncan Mortgage Loan”) is secured by the borrower’s fee interest in a Class A, 260 unit, five-story mid-rise multifamily property with 8,384 square feet of commercial space located in the West Loop submarket of Chicago, Illinois (“The Duncan Property”). The Duncan Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $44,000,000. The Duncan Mortgage Loan was originated on March 1, 2024 by CREFI and accrues interest at a fixed rate of 6.67000% per annum. The Duncan Mortgage Loan has an initial term of five-years and is interest-only for the full term. The scheduled maturity date of The Duncan Mortgage Loan is March 6, 2029.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

119

Multifamily – Mid Rise 1515 West Monroe Street Chicago, IL 60607	Collateral Asset Summary – Loan No. 9 The Duncan	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 60.3% 1.26x 8.7%

The Property. The Duncan Property is a Class A, 260 unit, five-story mid-rise multifamily property with 8,384 square feet of commercial space located in the West Loop submarket of Chicago, Illinois. The Duncan Property was originally constructed in 1912 and most recently renovated in 2020 as part of an adaptive re-use multifamily project. The Duncan Property contains 52 rent restricted units subject to the 60% and 100% AMI rent restriction bandwidths at a 50/50 split between each bandwidth.

The commercial space at The Duncan Property includes 1515 Monroe Food and BEV LLC d/b/a The Bunker and Froth (2,500 square feet, $66,325 underwritten base rent, 6/30/2030 lease expiration) , a neighborhood bar and restaurant with a large outdoor patio and bar, Livly, Inc. (3,641 square feet, $62,305 underwritten base rent, 11/30/2030 lease expiration), a property technology company that provides an all-in-one resident app and property management platform for multifamily properties, and 2,243 square feet available to rent. The Duncan Property also features 37 open parking spaces, resulting in a parking ratio of 0.14 spaces per unit.

The unit mix at The Duncan Property consists of 81 market rate studio units, 25 rent restricted studio units, 127 market rate one-bedroom units, and 27 rent restricted one-bedroom units. Amenities at The Duncan Property include a heated indoor pool, sauna, steam room, fitness center, volleyball/baseball court with indoor track, outdoor amenity deck with greenspace, game room, fenced dog park, business and conference center, package room, bike storage room and an on-premise restaurant and bar. As of January 22, 2024, The Duncan Property was 96.2% occupied.

The following table presents certain information relating to the unit mix at The Duncan Property:

Unit Mix(1)
Unit Type	# of Units	% of Total Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rent Per Unit	Average Monthly Market Rent Per Unit(2)
Studio – Market Rate	81	31.2%	100.0%	370	$1,660	$1,696
Studio – Rent Restricted	25	9.6%	88.0%	378	$1,281	$1,375
1BR/1BA – Market Rate	127	48.8%	96.1%	511	$2,110	$2,165
1BR/1BA – Rent Restricted	27	10.4%	92.6%	489	$1,495	$1,568
Total / Wtd. Avg.	260	100.0%	96.2%	452	$1,829	$1,881
(1)	Based on the underwritten rent roll dated January 22, 2024.
(2)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

120

Multifamily – Mid Rise 1515 West Monroe Street Chicago, IL 60607	Collateral Asset Summary – Loan No. 9 The Duncan	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 60.3% 1.26x 8.7%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at The Duncan Property:

Cash Flow Analysis
	2021(1)	2022(1)	2023(1)	U/W(1)	U/W Per Unit
Base Rent	$5,004,608	$5,102,849	$5,508,522	$5,488,014	$21,108
Potential Income from Vacant Units	0	0	0	217,032	$835
Commercial Rental Income(2)	120,269	123,263	126,317	131,826	$507
Potential Income from Vacant Space	0	0	0	35,888	$138
Gross Potential Rent	$5,124,877	$5,226,112	$5,634,839	$5,872,760	$22,588
Other Income(3)	243,932	312,383	477,228	669,358	$2,574
Net Rental Income	$5,368,809	$5,538,496	$6,112,067	$6,542,119	$25,162
Vacancy Residential	(2,195,920)	(861,166)	(681,770)	(285,252)	($1,097)
Vacancy Commercial	0	0	0	(35,888)	($138)
Effective Gross Income	$3,172,889	$4,677,330	$5,430,296	$6,220,978	$23,927

Real Estate Taxes	642,119	635,873	670,357	668,215	$2,570
Insurance	153,566	100,482	152,026	144,081	$554
Management Fee	95,187	140,320	162,909	186,629	$718
Other Expenses(4)	1,326,606	1,475,826	1,470,101	1,414,182	$5,439
Total Expenses	$2,217,477	$2,352,501	$2,455,393	$2,413,108	$9,281

Net Operating Income	$955,412	$2,324,828	$2,974,903	$3,807,870	$14,646
Replacement Reserves	0	0	0	66,258	$255
TI/LC	0	0	0	4,192	$16
Net Cash Flow	$955,412	$2,324,828	$2,974,903	$3,737,421	$14,375

Occupancy	72.9%	91.4%	90.3%	95.0%
NCF DSCR	0.32x	0.78x	1.00x	1.26x
NOI Debt Yield	2.2%	5.3%	6.8%	8.7%
(1)	2020 financial information is not available because the borrower sponsor renovated and repurposed The Duncan Property in 2020. The increase from 2021 Net Operating Income to 2022 Net Operating Income is primarily attributable to the borrower sponsors repurposing The Duncan Property in 2020 and subsequent lease up. The increase from 2023 Net Operating Income to U/W Net Operating Income is primarily attributable to the borrower sponsors continued lease up of The Duncan Property at higher rents along with eliminating concessions.
(2)	The Duncan Property features two commercial tenants, The Bunker and Froth and Livly, Inc. Both commercial tenants commenced their respective lease in 2020. The lease expiration date of The Bunker and Froth is June 2030 and the lease expiration date of Livly, Inc. is November 2030.
(3)	Other Income consists of move in fees, parking, amenity, termination fee, and other miscellaneous income.
(4)	Other Expenses consists of payroll and benefits, repairs and maintenance, utilities, advertising and marketing, and general and administrative expenses.

Appraisal. According to the appraisal, The Duncan Property had an “as-is” appraised value of $73,000,000 as of November 6, 2023. Based on the “as-is” value of $73,000,000, the Cut-off Date LTV and Maturity Date LTV for The Duncan Mortgage Loan are 60.3%.

The Duncan(1)
Property	Appraised Value	Capitalization Rate
The Duncan	$73,000,000	5.00%
(1)	Source: Appraisal.

Environmental Matters. The Phase I environmental assessment dated November 20, 2023, identified as a recognized environmental condition for The Duncan Property residual impacts to soil and suspected impacts to groundwater associated with an historic onsite heating oil underground storage tank. In lieu of additional investigation, and to mitigate the potential of environmental liability associated with the identified REC, a Premises Environmental Liability (“PEL”) environmental insurance policy, issued by Sirius Point with Citi Real Estate Funding Inc. and its successors and/or assigns as the named insured, was in place at the time of origination of The Duncan Mortgage Loan. The PEL policy term is eight years with a limit of liability of $4,000,000 (per claim and in the aggregate) and with a deductible of $25,000. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The Duncan Property is located at 1515 West Monroe Street in the West Loop submarket of Chicago, Illinois. Primary access to the neighborhood is provided by Interstate 290 with public transportation provided by the Green and Pink rail routes and a nearby bus station located approximately 0.2 miles from The Duncan Property. The Duncan Property is located within the Chicago multifamily market which as of the third quarter of 2023, had total inventory of 728,790 units, a vacancy rate of 5.1%, effective rent of $1,594 per unit and positive net absorption of 8,069 units.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

121

Multifamily – Mid Rise 1515 West Monroe Street Chicago, IL 60607	Collateral Asset Summary – Loan No. 9 The Duncan	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 60.3% 1.26x 8.7%

According to the appraisal, The Duncan Property is located in the West Loop multifamily submarket of the Chicago multifamily market. As of the third quarter of 2023, the West Loop multifamily submarket had total inventory of 11,231 units, a vacancy rate of 6.7%, effective rent of $2,508 per unit and positive net absorption of 520 units.

According to the appraisal, the 2023 population within a one-, three- and five-mile radius of The Duncan Property was 44,189, 509,825 and 1,075,545, respectively. The 2023 average household income within the same radii was $151,271, $154,189 and $134,851, respectively.

The following table presents certain information relating to comparable multifamily properties to The Duncan Property:

Multifamily Rent Comparables(1)
Property Name	Distance from Subject	Year Built / Renovated	Occupancy	Number of Units	Unit Type	Average Unit Size	Average Rent Per Unit
The Duncan	–	1912 / 2020	96.2%(2)	260	0BR / 1BA	372 SF(2)	$1,579(2)
					1BR / 1BA	507 SF(2)	$2,005(2)
OneEleven	2.1 miles	2014 / NAP	93.0%	504	0BR / 1BA	575 SF	$2,488
					1BR / 1BA	770 SF	$3,069
NEMA Chicago	3.0 miles	2019 / NAP	94.0%	800	0BR / 1BA	522 SF	$2,034
					1BR / 1BA	690 SF	$2,652
727 West Madison	1.0 miles	2018 / NAP	91.0%	492	0BR / 1BA	520 SF	$2,155
					1BR / 1BA	770 SF	$3,129
Arkadia West Loop	1.0 miles	2015 / NAP	91.0%	350	0BR / 1BA	538 SF	$1,824
					1BR / 1BA	734 SF	$2,512
Gateway West Loop	1.0 miles	2015 / NAP	94.0%	167	0BR / 1BA	436 SF	$1,950
					1BR / 1BA	721 SF	$2,523
Onni Fulton Market	1.7 miles	2023 / NAP	92.0%	373	0BR / 1BA	450 SF	$2,281
					1BR / 1BA	580 SF	$3,081
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated January 22, 2024. Average rent per unit is inclusive of both rent restricted and market rate units.

The Borrower and the Borrower Sponsors. The borrower is 1515 Monroe Property LLC, a Delaware limited liability company and single purpose entity having at least one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Duncan Mortgage Loan. The borrower sponsors and non-recourse carveout guarantors are William Murphy, Alexander Samoylovich and Mark Heffron. The borrower sponsors are co-founders of CEDARst, a Chicago based real estate investment firm with over 7,000 units and $4 billion of real estate developed, entitled, or under construction. CEDARst was founded in 2009, owns and operates over 50 assets and has over 110 employees across three offices.

Property Management. The Duncan Property is managed by Flats LLC, an affiliate of the borrower managed by CEDARst.

Initial and Ongoing Reserves. At origination of The Duncan Mortgage Loan, the borrower deposited approximately (i) $292,344 into a reserve account for real estate taxes, and (ii) $100,857 into a reserve account for insurance premiums.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $58,469).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies (initially estimated to be approximately $12,607).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

122

Multifamily – Mid Rise 1515 West Monroe Street Chicago, IL 60607	Collateral Asset Summary – Loan No. 9 The Duncan	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 60.3% 1.26x 8.7%

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, approximately $5,521.

TI / LC Reserve – The borrower is required to deposit into a tenant improvements and leasing commissions reserve account, on a monthly basis, approximately $699, for tenant improvements and leasing commissions; subject to a cap of $25,152.

Lockbox / Cash Management. The Duncan Mortgage Loan is structured with a springing lockbox and springing cash management. Within five business days after the first occurrence of a Trigger Period, the borrower is required to establish a lender-controlled lockbox account, and is thereafter required to deposit, or cause the property manager to deposit, within two business days of receipt, all revenue received by the borrower or the property manager into such lockbox. Within five days after the first occurrence of a Trigger Period, the borrower is required to deliver a notice to all tenants under non-residential leases at The Duncan Property directing them to remit rent and all other sums due under the applicable lease directly to the lender-controlled lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period exists and the lender elects (in its sole and absolute discretion) to deliver a restricted account notice to the institution maintaining the lockbox account, in which case all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with The Duncan Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with The Duncan Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for The Duncan Mortgage Loan.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under The Duncan Mortgage Loan documents, and (ii) from and after September 1, 2024, the debt service coverage ratio being less than 1.15x (provided, however, that no Trigger Period will exist pursuant this clause (ii) during any period that the Collateral Cure Conditions (as defined below) are satisfied); and (B) expiring upon (x) with regard to clause (i) above, the cure (if applicable) of such event of default under The Duncan Mortgage Loan documents, and (y) with regard to clause (ii) above, (I) the date that the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters or (II) satisfaction the Collateral Cure Conditions.

“Collateral Cure Conditions” will be deemed to exist if, and for so long as, (a) within five business days following the occurrence of the relevant Trigger Period, the borrower deposits into an account with the lender an amount equal to $595,112.00 (in the form of cash or a letter of credit), and (b) on or prior to each anniversary of such deposit, the borrower further deposits into such account (in the form of cash or a letter of credit) an amount equal to $595,112.00, all of which amounts will serve as additional collateral for The Duncan Mortgage Loan and which will only be returned to the borrower upon either (i) satisfaction of the Collateral Cure Release Conditions (as defined below) or (ii) full repayment of The Duncan Mortgage Loan.

“Collateral Cure Release Conditions” means that no event of default exists under The Duncan Mortgage Loan documents and the Trigger Period that the Collateral Cure Conditions relate to would have been cured regardless of the borrower’s satisfaction of the Collateral Cure Conditions (i.e. at such time as the debt service coverage ratio (without taking into account the cash deposit and/or letter of credit) equals or exceeds 1.20x for two consecutive calendar quarters).

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

123

Retail – Super Regional Mall 1961 Chain Bridge Road McLean, VA 22102	Collateral Asset Summary – Loan No. 10 Tysons Corner Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,920,000 39.4% 2.00x 13.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

124

Retail – Super Regional Mall 1961 Chain Bridge Road McLean, VA 22102	Collateral Asset Summary – Loan No. 10 Tysons Corner Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,920,000 39.4% 2.00x 13.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

125

Retail – Super Regional Mall 1961 Chain Bridge Road McLean, VA 22102	Collateral Asset Summary – Loan No. 10 Tysons Corner Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,920,000 39.4% 2.00x 13.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

126

Retail – Super Regional Mall 1961 Chain Bridge Road McLean, VA 22102	Collateral Asset Summary – Loan No. 10 Tysons Corner Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,920,000 39.4% 2.00x 13.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

127

Retail – Super Regional Mall 1961 Chain Bridge Road McLean, VA 22102	Collateral Asset Summary – Loan No. 10 Tysons Corner Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,920,000 39.4% 2.00x 13.7%

MACY'S
NORDSTROM
200,000 S.F.
BLOOMINGDALE'S
LORD & TAYLOR
Tycon Towers Site
EX TYCON GARAGE
TYCON TOWER

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

128

Retail – Super Regional Mall 1961 Chain Bridge Road McLean, VA 22102	Collateral Asset Summary – Loan No. 10 Tysons Corner Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,920,000 39.4% 2.00x 13.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

129

Retail – Super Regional Mall 1961 Chain Bridge Road McLean, VA 22102	Collateral Asset Summary – Loan No. 10 Tysons Corner Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,920,000 39.4% 2.00x 13.7%
Mortgage Loan Information		Property Information
Loan Sellers:	GACC, GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Retail – Super Regional Mall
Borrower Sponsor(s):	The Macerich Partnership, L.P. and Alaska Permanent Fund Corporation	Collateral:	Fee / Leasehold
Borrower(s):	Tysons Corner Property Holdings LLC and Tysons Corner Holdings LLC	Location:	McLean, VA
Original Balance(1):	$42,920,000	Year Built / Renovated:	1968 / 1989, 2005
Cut-off Date Balance(1):	$42,920,000	Property Management:	MACW Property Management, LLC
% by Initial UPB:	3.9%	Size:	1,793,638 SF
Interest Rate:	6.60060%	Appraised Value / Per SF:	$1,800,000,000 / $1,004
Note Date:	December 4, 2023	Appraisal Date:	October 5, 2023
Original Term:	60 months	Occupancy:	95.4% (as of November 1, 2023)
Amortization:	Interest Only	UW Economic Occupancy:	92.2%
Original Amortization:	NAP	Underwritten NOI(5):	$97,102,547
Interest Only Period:	60 months	Underwritten NCF:	$94,950,181
First Payment Date:	January 6, 2024
Maturity Date:	December 6, 2028	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI(5):	$85,531,322 (TTM September 30, 2023)
Additional Debt Balance (1):	$667,080,000	2022 NOI:	$84,604,983
Call Protection(2):	L(27),DorYM1(26),O(7)	2021 NOI:	$83,536,276
Lockbox / Cash Management:	Hard / Springing	2020 NOI:	$86,076,177

Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan Per SF:	$396
Taxes:	$0	Springing	NAP	Maturity Date Loan Per SF:	$396
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	39.4%
FF&E Reserve:	$0	Springing	$896,819	Maturity Date LTV:	39.4%
TI/LC:	$0	Springing	$3,587,276	UW NOI DY:	13.7%
Other(4):	$39,775,125	$0	NAP	UW NCF DSCR:	2.00x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$710,000,000	100.0%	Loan Payoff	$666,692,845	93.9%
			Upfront Reserves	39,775,125	5.6
			Closing Costs	3,532,030	0.5
Total Sources	$710,000,000	100.0%	Total Uses	$710,000,000	100.0%
(1)	The Tysons Corner Center Mortgage Loan (as defined below) is part of the Tysons Corner Center Whole Loan (as defined below) which is comprised of twenty pari passu notes with an aggregate original principal balance and Cut-off Date Balance of $710,000,000. The Tysons Corner Center Whole Loan was co-originated by Deutsche Bank AG, acting through its New York Branch (“DBNY”), JPMorgan Chase Bank, National Association (“JPMCB”), Bank of Montreal (“BMO”), and Goldman Sachs Bank USA (“GSBI”). The Financial Information in the chart above is based on the aggregate outstanding principal balance as of the Cut-off Date of the Tysons Corner Center Whole Loan.
(2)	The lockout period will be at least 27 payment dates beginning with and including the first payment date on January 6, 2024. Defeasance or voluntary prepayment with yield maintenance of the Tysons Corner Center Whole Loan in full (but not in part) is permitted at any time following the earlier to occur of (i) December 6, 2026 or (ii) the date that is two years from the closing date of the securitization that includes the last pari passu note to be securitized. The assumed lockout period of 27 payments is based on the expected Benchmark 2024-V6 securitization closing date in March 2024. The actual lockout period may be longer.
(3)	See “Initial and Ongoing Reserves” below.
(4)	Other Reserves consists of an Outstanding TI/LC (Upfront: $30,769,199) and a Gap Rent Reserve (Upfront: $9,005,926). See “Initial and Ongoing Reserves” below.
(5)	The main driver in the increase from Most Recent NOI to Underwritten NOI is recent lease up.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

130

Retail – Super Regional Mall 1961 Chain Bridge Road McLean, VA 22102	Collateral Asset Summary – Loan No. 10 Tysons Corner Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,920,000 39.4% 2.00x 13.7%

The Loan. The tenth largest mortgage loan (the “Tysons Corner Center Mortgage Loan”) is part of a whole loan (the “Tysons Corner Center Whole Loan”) secured by the borrowers’ fee and leasehold interests, as applicable, in a 1,793,638 SF super regional mall located at 1961 Chain Bridge Road in McLean, Virginia (the “Tysons Corner Center Property”). The Tysons Corner Center Whole Loan is comprised of twenty pari passu notes, with an aggregate outstanding principal balance as of the Cut-off Date of $710,000,000. The Tysons Corner Center Whole Loan was co-originated on December 4, 2023 by DBNY, JPMCB, BMO and GSBI and accrues interest at a fixed rate of 6.60060% per annum. The Tysons Corner Center Whole Loan has an initial term of five years and is interest-only for the full term. The scheduled maturity date of the Tysons Corner Center Whole Loan is on December 6, 2028. The Tysons Corner Center Mortgage Loan is evidenced by the non-controlling Notes A-1-6-1 and A-2-3-2 with an aggregate outstanding principal balance as of the Cut-off Date of $42,920,000. GACC is selling Note A-1-6-1 in the outstanding principal balance of $32,920,000 as of the Cut-off Date, and GSMC is selling Note A-2-3-2 in the outstanding principal amount of $10,000,000 as of the Cut-off Date.

The table below summarizes the promissory notes that comprise the Tysons Corner Center Whole Loan. The relationship between the holders of the Tysons Corner Center Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool— The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-1	$176,080,000	$176,080,000	TYSN 2023-CRNR	Yes
A-1-2	30,000,000	30,000,000	Benchmark 2024-V5	No
A-1-3	20,000,000	20,000,000	DBNY(1)	No
A-1-4	10,000,000	10,000,000	Benchmark 2024-V5	No
A-1-5	10,000,000	10,000,000	BMO 2024-5C3	No
A-1-6-1	32,920,000	32,920,000	Benchmark 2024-V6	No
A-1-6-2	5,000,000	5,000,000	DBNY(1)	No
A-2-1	88,040,000	88,040,000	TYSN 2023-CRNR	No
A-2-2	20,000,000	20,000,000	Benchmark 2024-V5	No
A-2-3-1	10,000,000	10,000,000	BMO 2024-5C3	No
A-2-3-2	10,000,000	10,000,000	Benchmark 2024-V6	No
A-2-4	13,960,000	13,960,000	Benchmark 2024-V5	No
A-3-1	88,040,000	88,040,000	TYSN 2023-CRNR	No
A-3-2	20,000,000	20,000,000	BANK5 2024-5YR5	No
A-3-3	10,000,000	10,000,000	BANK5 2024-5YR5	No
A-3-4-1	21,500,000	21,500,000	BANK5 2024-5YR5	No
A-3-4-2	2,460,000	2,460,000	JPMCB(1)	No
A-4-1	88,040,000	88,040,000	TYSN 2023-CRNR	No
A-4-2	30,000,000	30,000,000	BMO 2024-5C3	No
A-4-3	23,960,000	23,960,000	BMO 2024-5C3	No
Whole Loan	$710,000,000	$710,000,000
(1)	Expected to be contributed to one or more future securitization transactions.

The Property. The Tysons Corner Center Property is a 1,793,638 SF, super regional mall located 12.5 miles outside Washington D.C.

The Tysons Corner Center Property consists of one contiguous building and 10,059 parking spaces (for a parking ratio of 5.61 spaces per 1000 SF) situated on a 76.56 acre site in McLean, Virginia, and has 238 tenants. The Tysons Corner Center Property is anchored by Bloomingdale's, Macy's, and Nordstrom which collectively generated approximately $239.9 million of sales in the September 2023 TTM while also increasing foot traffic at the Tysons Corner Center Property. The diversified in-line tenant base features large-format retailers and operators including Zara, Apple, Uniqlo, Victoria’s Secret, lululemon athletica, H&M, and Sephora contributing to total Tysons Corner Center Property sales in the September 2023 TTM of approximately $891.2 million. In-line stores smaller than 10,000 SF (excluding arcade and non-retail stores) generated approximately $495.4 million of sales in the September 2023 TTM, driving sales volume of $1,202 PSF at an occupancy cost of 16.1%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

131

Retail – Super Regional Mall 1961 Chain Bridge Road McLean, VA 22102	Collateral Asset Summary – Loan No. 10 Tysons Corner Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,920,000 39.4% 2.00x 13.7%

The Tysons Corner Center Property was originally developed in 1968 and was subsequently expanded in 1989 and 2005. Since 2005, the borrower sponsors have invested approximately $352 million (with over $100 million invested in the last six years) in capital improvements, leasing capital, and operational upgrades to preserve the asset’s competitive positioning. Major capital initiatives include Apple’s relocation/renewal costing approximately $22.1 million, the repositioning of L.L. Bean’s former space, costing approximately $19.6 million through 2023, and ongoing operating capital improvements to the parking deck, HVAC, roof, vertical transportation, security equipment, and common areas. The borrower sponsors have also invested approximately $525 million to create a (non-collateral) 24/7 live-work-play-stay, mixed-use destination adjacent to the Tysons Corner Center Property. This non-collateral development project opened between 2014 and 2016 and includes a 22-story Class-A office tower, a 429-unit luxury apartment building, and a 300-key Hyatt.

Major Tenants. The three anchor tenants are Bloomingdale’s, Macy’s and Nordstrom.

Bloomingdale’s (252,754 SF; 14.1% of net rentable area (“NRA”); 1.0% of underwritten gross rent). Bloomingdale’s is a high-end department store chain founded in 1860 that currently offers clothes, accessories, shoes, and furniture for men, women and children. Bloomingdale’s was acquired by Federated Department Stores in 1930, which acquired the Macy’s department store chain in 1994. Ultimately, Federated Department Stores was renamed Macy’s, Inc. (NYSE: M) in 2007. The chain has a total of 37 department stores and 23 outlet stores with the Bloomingdale's nameplate in operation. Its headquarters and flagship store are located in New York City. The Bloomingdale’s lease expires July 22, 2028, and the tenant has one seven-year renewal option upon no less than 270 days’ prior written notice.

Nordstrom (201,000 SF; 11.2% of NRA; 0.2% of underwritten gross rent). Nordstrom (NYSE: JWN) is a fashion retailer offering clothing shoes and accessories for men, women and children. Founded in 1901 and headquartered in Seattle, Nordstrom has 370 stores across 40 states and Canada, which includes 122 full-line stores, 236 Nordstrom Rack locations, 7 Trunk Club clubhouses, two clearance stores and a Nordstrom local service concept. In fiscal year 2022, Nordstrom reported net sales of nearly $15.1 billion, an increase of 6.6% from fiscal year 2021. The Nordstrom at the Tysons Corner Center Property is reportedly in the top 15% of all Nordstrom locations, with the men’s department ranking as the highest performing across Nordstrom’s entire national fleet. Nordstrom’s lease expires in March 2025 and the tenant has 11, five-year renewal options exercisable upon no less than 9 months’ and no earlier than 24 months prior written notice.

Macy’s (237,076 SF; 13.2% of NRA; 0.1% of underwritten gross rent). Macy’s, Inc. (NYSE: M) is an American department store chain founded in 1858 that currently offers clothes, accessories, shoes, and furniture for men, women and children. It operates more than 700 department stores under the nameplates Macy’s and Bloomingdale’s and over 160 specialty stores that include Bloomingdale’s The Outlet, Bluemercury and Macy’s Backstage. Macy’s Inc. operates stores in 43 states, the District of Columbia, Guam and Puerto Rico, as well as macys.com, bloomingdales.com and bluemercury.com. Macy’s Inc. has corporate offices in Cincinnati, Ohio and New York, New York. The Macy’s lease expires July 24, 2028, and the tenant has six, five-year renewal options upon no less than 270 days’ prior written notice.

The following table presents certain information relating to historical occupancy for the Tysons Corner Center Property inclusive of anchor tenants:

Historical Occupancy
2020	2021	2022	As of Nov 1, 2023(1)
90.6%	88.6%	88.9%	95.4%
(1)	Based on the underwritten rent roll dated November 1, 2023.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

132

Retail – Super Regional Mall 1961 Chain Bridge Road McLean, VA 22102	Collateral Asset Summary – Loan No. 10 Tysons Corner Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,920,000 39.4% 2.00x 13.7%

The following table presents certain information relating to the tenants (of which, certain tenants may have co-tenancy provisions) at the Tysons Corner Center Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Gross Rent(3)	U/W Gross Rent Per SF(3)	% of Total U/W Gross Rent(3)	Lease Expiration	TTM September 2023 Sales per SF	Occupancy Cost	Termination Option (Y/N)	Renewal Options
Anchors
Bloomingdale’s(4)	Ba1/BB+/NR	252,754	14.1%	$1,218,492	$4.82	1.0%	7/22/2028	$367.67	1.3%	N	1 x 7 Yr
Nordstrom(5)	NR/BB+/BBB-	200,000	11.2%	282,999	$1.41	0.2	3/31/2025	$349.12	0.4%	N	11 x 5 Yr
Macy’s(6)	Ba1/BB+/NR	237,076	13.2%	94,786	$0.40	0.1	7/24/2028	$325.39	0.1%	N	6 x 5 Yr
Major Tenants
AMC Theatres(7)	Caa1/CCC+/NR	105,122	5.9%	4,589,627	$43.66	3.6	9/30/2025	$137.04	31.9%	N	4 x 5 Yr
Primark(8)	NR/NR/NR	50,186	2.8%	2,922,512	$58.23	2.3	5/31/2034	NAP	NAP	Y	3 x 5 Yr

In-line >10,000 SF		306,089	17.1%	32,775,526	$107.08	26.0		$802.19	14.8%
In-line <10,000 SF		490,510	27.3%	83,994,405	$171.24	66.5		$1,031.72	18.6%
Specialty Leasing		65,118	3.6%	NAP	NAP	NAP		$156.13	NAP
Office/Other		4,661	0.3%	357,065	$76.61	0.3		$0.00	NAP
Total Occupied		1,711,516	95.4%	$126,235,411	$73.76	100.0%
Vacant		82,122	4.6%
Total		1,793,638	100.0%
(1)	Based on the underwritten rent roll dated November 1, 2023.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	U/W Gross Rent, U/W Gross Rent per SF and % of Total U/W Gross Rent includes Base Rent, recoveries (fixed CAM, tax reimbursements and utility reimbursements) and percentage rent contribution.
(4)	Bloomingdale’s has one, seven-year renewal option upon no less than 270 days’ prior written notice.
(5)	Nordstrom has eleven, five-year renewal options exercisable upon no less than 9 months’ and no earlier than 24 months prior written notice. This includes Nordstrom’s anchor space of 200,000 SF. There is an additional 1,000 SF that is included in the In-line <10,000 SF numbers above.
(6)	Macy’s has six, five-year renewal options exercisable upon no less than 270 days’ prior written notice.
(7)	AMC Theatres has four, five-year renewal options exercisable upon at least 12 months’ prior written notice.
(8)	Primark (signed but not in occupancy) is expected to commence ten-year lease on April 22, 2024. Primark has three, five-year renewal options exercisable. Primark has various options to terminate its lease (i) if it has not opened by a date determined by a formula specified in the lease, (ii) if the delivery date has not occurred in accordance with a formula specified in the lease or (iii) if the floor area is more than 3% less than specified in the lease. In addition, Primark has the right to terminate its lease effective as of the end of its fifth lease year if the tenant’s gross sales during its fourth lease year do not equal to exceed $23,000,000. Such termination right must be exercised by notice given at any time during the 90 day period following the end of the fourth lease year. At origination $9,005,926 was deposited into a gap rent reserve for various tenants, including $1,170,894 for Primark. We cannot assure you that Primark will take occupancy or commence paying rent as expected, or at all.

Tenant Sales Per SF(1)
	2019	2021	2022	Q3 2023(2)
Tenants < 10,000 SF and Open > 12 months
Occupancy Cost(3)	17.0%	N/A	15.9%	16.1%
Sales PSF(4)	$981	$1,030	$1,133	$1,202
(1)	All sales information presented above is based upon information provided by the borrower sponsor. In certain instances, sales figures represent estimates because the tenants are not required to report, or otherwise may not have reported sales information on a timely basis. Further, because sales are self-reported, such information is not independently verified by the borrower sponsor.
(2)	Sales PSF listed for this period reflects Sales PSF for the 12-month period ending September 2023.
(3)	Cost of Occupancy was not calculated during periods affected by COVID due to incomplete sales reporting by tenants.
(4)	Based on sales per SF for all tenants open for 12 months or more. Excludes tenants >10,000 SF, arcades, and non-retail stores.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

133

Retail – Super Regional Mall 1961 Chain Bridge Road McLean, VA 22102	Collateral Asset Summary – Loan No. 10 Tysons Corner Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,920,000 39.4% 2.00x 13.7%

The following table presents certain information relating to the tenants with the highest overall sales in the order of their September 30, 2023 TTM sales.

Top Tenants by Total Sales(1)
Tenant	SF	% NRA	Lease Start	Base Rent	2022 Sales	2022 Sales PSF	9/30/23 TTM Sales	9/30/23 TTM Sales PSF	TTM Occ Cost
Bloomingdale's	252,754	14.1%	11/27/1974	$371,043	$101,347,699	$401	$92,930,560	$368	1.3%
Macy's	237,076	13.2%	7/25/1968	$0	$76,311,220	$322	$77,142,356	$325	0.1%
Apple Store(2)	5,181	0.3%	5/19/2023	$1,647,586	$78,450,327	$15,142	$72,226,551	$13,941	2.5%
Nordstrom	200,000	11.2%	3/4/1988	$1	$60,987,002	$305	$69,823,919	$349	0.4%
Lenkersdorfer(3)	2,400	0.1%	5/1/1993	$759,577	$27,470,494	$11,446	$29,894,119	$12,456	6.1%
ZARA	21,062	1.2%	11/3/2014	$2,422,283	$29,754,068	$1,413	$28,586,503	$1,357	14.8%
SEPHORA	7,088	0.4%	4/12/2002	$720,019	$18,494,900	$2,609	$21,996,004	$3,103	7.9%
Lucid Motors	4,462	0.2%	10/5/2021	$585,986	$10,639,089	$2,384	$20,409,158	$4,574	5.0%
Uniqlo	12,825	0.7%	10/1/2016	$1,805,157	$17,480,115	$1,363	$19,811,305	$1,545	10.7%
lululemon athletica	6,999	0.4%	9/7/2007	$397,193	$11,566,303	$1,653	$15,630,205	$2,233	7.3%
(1)	All sales information presented herein with respect to the Tysons Corner Center Property is based upon information provided by the borrower sponsor. In certain instances, sales figures represent estimates because the tenants are not required to report, or otherwise may not have reported sales information on a timely basis. Further, because sales are self-reported, such information is not independently verified by the borrower sponsor.
(2)	Apple reports sales based on a 5,181 SF sales floor. Apple leases 13,010 SF which includes storage space, a breakroom, and other ancillary space.
(3)	SF and base rent reflects Lenkersdorfer's existing suite. Lenkersdorfer has executed a lease to expand into a 7,704 SF suite at a base rent of $1,329,864.

The following table presents certain information relating to the lease rollover schedule at the Tysons Corner Center Property, based on initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent		U/W Base Rent $ per SF	# of Expiring Leases
MTM	12,809	0.7%	0.7%	$857,511	1.1%		$66.95	6
2024	139,997	7.8	8.5%	10,907,326	14.5		$77.91	40
2025	417,137	23.3	31.8%	13,290,259	17.7		$31.86	33
2026	104,482	5.8	37.6%	10,419,016	13.9		$99.72	23
2027	53,367	3.0	40.6%	6,063,018	8.1		$113.61	20
2028	572,395	31.9	72.5%	8,931,129	11.9		$15.60	26
2029	18,224	1.0	73.5%	1,559,846	2.1		$85.59	7
2030	25,339	1.4	74.9%	2,855,202	3.8		$112.68	13
2031	32,012	1.8	76.7%	2,202,582	2.9		$68.80	8
2032	28,649	1.6	78.3%	2,715,169	3.6		$94.77	10
2033	67,584	3.8	82.1%	5,552,422	7.4		$82.16	11
2034	166,699	9.3	91.4%	8,362,650	11.1		$50.17	10
2035 & Thereafter	7,704	0.4	91.8%	1,329,864	1.8		$172.62	1
Vacant	82,122	4.6	96.4%	NAP	NA	P	NAP	26
Specialty Leasing	65,118	3.6	100.0%	NAP	NA	P	NAP	30
Total / Wtd. Avg.	1,793,638	100.0%		$75,045,995	100.0%		$45.58	238
(1)	Based on the underwritten rent roll as of November 1, 2023.
(2)	Certain tenants may have lease termination options that are not reflected in the Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

134

Retail – Super Regional Mall 1961 Chain Bridge Road McLean, VA 22102	Collateral Asset Summary – Loan No. 10 Tysons Corner Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,920,000 39.4% 2.00x 13.7%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Tysons Corner Center Property:

		Cash Flow Analysis(1)
	2019	2020	2021	2022	TTM 9/30/2023	U/W	U/W Per SF
Base Rent	$81,387,952	$74,476,740	$67,924,167	$65,811,352	$67,573,137	$75,045,995	$41.84
Rent Steps	0	0	0	0	0	1,503,149	0.84
Gross Up Vacancy	0	0	0	0	0	11,821,381	6.59
Gross Potential Rent	$81,387,952	$74,476,740	$67,924,167	$65,811,352	$67,573,137	$88,370,525	$49.27
Total Reimbursements	52,106,283	49,321,594	42,341,921	42,773,913	43,726,608	46,509,747	25.93
Total Gross Income	$133,494,235	$123,798,334	$110,266,088	$108,585,265	$111,299,745	$134,880,271	$75.20
Other Income	13,634,813	17,429,202	19,929,530	19,463,316	19,285,025	17,560,026	9.79
(Vacancy / Credit Loss)	(1,012,339)	(11,043,533)	(3,517,708)	(600,363)	(966,945)	(11,821,381)	(6.59)
Effective Gross Income	$146,116,709	$130,184,003	$126,677,910	$127,448,218	$129,617,825	$140,618,916	$78.40
Management Fee	2,161,973	2,024,225	1,881,995	1,892,939	1,930,258	1,000,000	0.56
Real Estate Taxes	24,846,557	25,853,243	24,151,845	23,490,194	23,317,982	24,033,263	13.40
Insurance	484,797	567,706	669,212	696,163	746,564	802,641	0.45
Other Expenses(2)	16,914,590	15,662,652	16,438,582	16,763,939	18,091,699	17,680,465	9.86
Total Expenses	$44,407,917	$44,107,826	$43,141,634	$42,843,235	$44,086,503	$43,516,369	$24.26
Net Operating Income(3)	$101,708,792	$86,076,177	$83,536,276	$84,604,983	$85,531,322	$97,102,547	$54.14
Capital Expenditures	0	0	0	0	0	358,728	0.20
TI/LC	0	0	0	0	0	1,793,638	1.00
Net Cash Flow	$101,708,792	$86,076,177	$83,536,276	$84,604,983	$85,531,322	$94,950,181	$52.94

Occupancy (%)	92.8%	90.6%	88.6%	88.9%	94.9%	95.4%
NCF DSCR(4)	2.14x	1.81x	1.76x	1.78x	1.80x	2.00x
NOI Debt Yield(4)	14.3%	12.1%	11.8%	11.9%	12.0%	13.7%

(1)	Based on the underwritten rent roll as of November 1, 2023.
(2)	Other Expenses include general and administrative, repairs and maintenance, security, utility, marketing, other expenses and ground rent.
(3)	The main driver in the increase from TTM 9/30/2023 Net Operating Income to U/W Net Operating Income is recent lease up.
(4)	Based on the Tysons Corner Center Whole Loan.

Appraisal. According to the appraisal, the Tysons Corner Center Property had an “as-is” appraised value of $1,800,000,000 as of October 5, 2023.

Appraisal Approach	Appraised Value	Capitalization Rate
Income Capitalization Approach	$1,800,000,000	5.25%(1)
(1)	Represents the direct Capitalization Rate.

Environmental Matters. According to the Phase I environmental report, dated August 2, 2023, there was no evidence of any recognized environmental conditions at the Tysons Corner Center Property.

The Market. The Tysons Corner Center Property is located in at the intersection of Chain Bridge Route 123 and the Capital Beltway/I-495 where 172,000 vehicles pass daily, with direct access to DC’s Metro Silver Line and positioned between Dulles International and Reagan International airports. The Tysons Corner Center Property’s total trade area is comprised of approximately 3.2 million people in 1.2 million households with an average household income exceeding $165,000 and an average net worth over $1.8 million. As the primary shopping destination of Fairfax County, the trade area in which the Tysons Corner Center Property is located has an affluent, dense and educated population, and is ranked as having the 5th highest median household income in the United States. Loudon County and Falls Church City also fall within the Tysons Corner Center Property’s trade area and along with Fairfax County, represent three of the wealthiest counties in the United States.

Within the Fairfax County retail submarket, malls are the largest subtype, accounting for nearly 2.9 million SF. Rents are approximately $39.00/SF, which is a 3.7% increase from 2022. Vacancy in the retail submarket is 3.2%, which is near the same level it was a year ago. Vacancy has only fallen 0.1% during this time. During this period, 5,700 SF has been absorbed, and nothing has delivered. In the past three years, rents have increased a cumulative 7.4%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

135

Retail – Super Regional Mall 1961 Chain Bridge Road McLean, VA 22102	Collateral Asset Summary – Loan No. 10 Tysons Corner Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,920,000 39.4% 2.00x 13.7%

As of year end 2022, the population within a 10-mile radius of the Tysons Corner Center Property had an aggregate retail sales level of $41.32 million, with average retail sales per household of $74,026. By comparison, the Washington D.C. metropolitan area had average sales per household of $71,488, while the Virginia and United States averages were $65,311 and $63,688, respectively.

As of 2022, Fairfax County had a population of 1,157,125, with 66% of households earning in excess of $100,000 and an average household net worth of $2.5 million. Within the Tysons Corner Center Property’s primary trade area, which had a population of 677,536 as of 2022, the average household income was $205,647, higher than Fairfax County overall and 27% higher than the greater Washington, DC metropolitan statistical area.

The following tables presents certain information relating to the demographics of the Tysons Corner Center Property:

Demographics Summary(1)(2)
Property Name	City, State	Whole Loan Cut-off Date Balance	5-mile Population	10-mile Population	15-mile Population	5-mile Avg Household Income	10-mile Avg Household Income	15-mile Avg Household Income
Tysons Corner Center	McLean, VA	$710,000,000	261,017	1,355,610	2,998,684	$195,243	$176,653	$157,344
(1)	Source: Appraisal.
(2)	Values are as of 2022.

The Borrowers and the Borrower Sponsors. The borrowers for the Tysons Corner Center Whole Loan are Tysons Corner Property Holdings LLC and Tysons Corner Holdings LLC, each a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Tysons Corner Center Whole Loan.

The borrowers are a 50/50 joint venture between the borrower sponsors, which are the Macerich Partnership, L.P., a subsidiary of The Macerich Company (“Macerich”) and the Alaska Permanent Fund Corporation. Macerich is a fully integrated, self-managed and self-administered real estate investment trust. The Macerich Partnership, L.P. is the non-recourse carveout guarantor. As a leading owner, operator and developer of retail real estate in densely populated U.S. markets, Macerich’s portfolio is concentrated in California, the Pacific Northwest, Phoenix/Scottsdale, and the metropolitan New York to Washington, D.C. corridor. Developing and managing properties that serve as community cornerstones, Macerich currently owns 47 million SF of real estate consisting primarily of interests in 44 regional town centers.

The Alaska Permanent Fund, a sovereign wealth fund, was established in 1976 by Alaskans to preserve and convert the State’s non-renewable oil and mineral wealth into a renewable financial resource for all generations of Alaskans. The Alaska Permanent Fund is managed by the Alaska Permanent Fund Corporation, which was created by the Alaska State Legislature in 1980 as an independent state entity tasked with the mission to manage and invest the assets of the Alaska Permanent Fund and other funds designated by law. As of November 30, 2023, the Alaska Permanent Fund Corporation managed assets worth $75.5 billion.

Property Management. The Tysons Corner Center Property is managed by MACW Property Management, LLC, an affiliate of the non-recourse carveout guarantor.

Initial and Ongoing Reserves. At origination, the borrowers were required to deposit approximately $30,769,199 into an Outstanding TI/LC Reserve and $9,005,926 into a gap rent reserve.

Tax Reserve – During the continuance of a Trigger Period (as defined below), the borrowers are required to escrow 1/12th of the annual estimated tax payments payable during the next ensuing 12 months on a monthly basis.

Insurance Reserve – During the continuance of a Trigger Period, the borrowers are required to escrow 1/12th of the annual estimated insurance payments on a monthly basis, unless no event of default is continuing as to which the lender has initiated an enforcement action and the Tysons Corner Center Property is insured under a blanket policy meeting the requirements set forth in the related loan agreement (in which case, no insurance escrows will be required, notwithstanding the continuance of a Trigger Period).

Replacement Reserve – During the continuance of a Trigger Period, the borrowers are required to deposit monthly, with or on behalf of the lender, an amount equal to the gross leasable area of the Tysons Corner Center Property (excluding the non-collateral square footage and the premises leased or previously leased to (i) Nordstrom, (ii) Lord & Taylor, and (iii) any other tenant that is required to pay for all repairs and maintenance costs for its entire leased premises, roof and structural components) multiplied by $0.25 and divided by 12 (initially, $37,367) into a replacement reserve account subject to a cap of 24 times the required monthly deposit (initially, $896,819).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

136

Retail – Super Regional Mall 1961 Chain Bridge Road McLean, VA 22102	Collateral Asset Summary – Loan No. 10 Tysons Corner Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,920,000 39.4% 2.00x 13.7%

TI/LC Reserve – During the continuance of a Trigger Period, the borrowers are required to deposit monthly, with or on behalf of the lender, an amount equal to the gross leasable area of the Tysons Corner Center Property (excluding the non-collateral square footage and the premises leased or previously leased to (i) Nordstrom, (ii) Macy’s, (iii) Bloomingdales and (iv) Lord & Taylor) multiplied by $1.00 and divided by 12 (initially $149,740) into a leasing reserve account subject to a cap of 24 times the required monthly deposit (initially, $3,587,276).

All deposits to all reserve funds listed above may be in the form of Credit Support. “Credit Support” means any one or more of (A) cash, (B) United States obligations (C) other securities having a rating reasonably acceptable to the lender and for which a rating agency confirmation has been received, and/or (D) a letter of credit satisfying certain conditions. In addition, the TI/LC reserve may be replaced by a guaranty of limited payment provided by the non-recourse carveout guarantor, which will be reduced on a dollar-to-dollar basis by equity capital spent by the borrower on approved leasing expenses not duplicative of costs paid with funds in such reserve.

Lockbox / Cash Management. The Tysons Corner Center Whole Loan is structured with a hard lockbox and springing cash management. The borrowers are required to cause all tenants at the Tysons Corner Center Property to pay rents directly into a lockbox account controlled by the lender (the “Lockbox Account”), and to deposit any rents otherwise received by borrowers or the property manager into the Lockbox Account within three business days after receipt. Prior to a Trigger Period, the borrowers may utilize the Lockbox Account as the borrowers’ operating account. During the continuance of a Trigger Period, the borrowers will no longer have access to the Lockbox Account, and all funds deposited into the Lockbox Account are required to be swept on a weekly basis and on the second business day prior to each monthly payment date into a deposit account controlled by the lender (the “Cash Management Account”), to be applied and disbursed in accordance with the loan documents, provided no Cut-off Event (as defined below) is continuing, to pay debt service, the reserves and escrows described above, budgeted operating expenses, lender-approved extraordinary expenses, and capital projects undertaken in accordance with the loan documents. During the continuance of a Trigger Period, any excess cash is required to be deposited into an eligible account (the “Excess Cash Flow Reserve Account”) and held by the lender as additional security for the Tysons Corner Center Whole Loan; provided, that, funds on deposit in the Excess Cash Flow Reserve Account will be made available to the borrowers for the payment of certain property-level expenses and other uses as set forth in the Tysons Corner Center Whole Loan documents, including required REIT distributions in an amount up to $500,000. All sums remaining on deposit in the Excess Cash Flow Reserve Account will be disbursed to the borrowers on the earlier to occur of (i) payment in full of the debt or (ii) discontinuation of a Trigger Period. A “Cut-off Event” means the occurrence of an event of default and the earlier of (i) an enforcement action (which has not been cured) or (ii) the tendering of a deed in lieu of foreclosure.

A “Trigger Period” means a period commencing upon (i) an event of default under the Tysons Corner Center Whole Loan documents or (ii) the interest only debt service coverage ratio falling below 1.50x for two consecutive calculation dates (a “Low DSCR Period”). A “calculation date” means the 60th day following the end of each calendar quarter. A Trigger Period resulting from an event of default will end if the lender has waived or the borrowers have cured such event of default. A Trigger Period resulting from a Low DSCR Period will end if the borrowers have maintained an interest only debt service coverage ratio of at least 1.50x for two consecutive calculation dates. Upon the end of a Trigger Period, all remaining funds in the Cash Management Account will be disbursed to the borrowers except for funds that are required to be deposited into an account whether or not a Trigger Period is continuing. The borrowers may also cure a Trigger Period arising from a Low DSCR Period by (i) following the expiration of the lockout period, prepaying the Tysons Corner Center Whole Loan (together with payment of the prepayment fee) in an amount that would result in an interest only debt service coverage ratio of 1.50x or (ii) providing to the lender Credit Support, in an amount which, if added to the underwritten net operating income of the Tysons Corner Center Property would cause the interest only debt service coverage ratio to equal 1.50x.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not Permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

137

Retail – Super Regional Mall 1961 Chain Bridge Road McLean, VA 22102	Collateral Asset Summary – Loan No. 10 Tysons Corner Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,920,000 39.4% 2.00x 13.7%

Release of Collateral. The borrowers are permitted to obtain the free release of (i) non-income producing and unimproved real property, (ii) non-income producing real property that is improved by structures that have been vacant and non-income producing continuously since the origination date and for at least three years prior to the date of release, (iii) future development parcels identified in the loan agreement (and which may be increased in size by not more than 15%), and (iv) a parcel identified in the loan agreement as the “L&T Parcel,” which was formerly occupied by a Lord & Taylor store (and which may be increased in size by not more than 15%). Such release is subject to various conditions, including, among others, (i) satisfaction of REMIC related conditions, (ii) except in the case of a release of the L&T Parcel, certification by the borrowers that the release will not materially and adversely affect the use, operations, economic value of, or revenue produced by (exclusive of the economic value or revenue lost attributable to the release parcel) of the remaining improvements on the Tysons Corner Center Property, and (iii) the release parcel has been legally subdivided and constitutes a separate tax lot (or if not a separate tax lot, the release parcel owner is contractually obligated to pay its share of all taxes and other charges). Such release may be done by means of a lot line adjustment, plat, legal subdivision, vertical subdivision, condominium or any other means legally permitted.

Ground Lease. The borrower Tysons Corner Property Holdings LLC owns the fee interest in the Tysons Corner Center Property and ground leases it to the borrower Tysons Corner Holdings LLC, and the Tysons Corner Center Whole Loan is secured by both borrowers’ interests.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

138

Hospitality – Select Service 89 Centennial Olympic Park Drive Northwest Atlanta, GA 30313	Collateral Asset Summary – Loan No. 11 Reverb by Hard Rock Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,000,000 59.9% 1.58x 14.1%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Hospitality – Select Service
Borrower Sponsor(s):	Dezhu Investment LLC, Haifeng Liu and Xin Xue	Collateral:	Fee
Borrower(s):	Bolton PD, LLC and Bolton Hotel, LLC	Location:	Atlanta, GA
Original Balance:	$42,000,000	Year Built / Renovated:	2020 / NAP
Cut-off Date Balance:	$42,000,000	Property Management:	HVM - Olympic Park, LLC
% by Initial UPB:	3.9%	Size:	195 Rooms
Interest Rate:	7.97000%	Appraised Value / Per Room:	$70,100,000 / $359,487
Note Date:	February 5, 2024	Appraisal Date:	November 7, 2023
Original Term:	60 months	Occupancy:	69.0% (as of December 31, 2023)
Amortization:	Interest Only	UW Economic Occupancy:	69.0%
Original Amortization:	NAP	Underwritten NOI:	$5,940,639
Interest Only Period:	60 months	Underwritten NCF:	$5,360,884
First Payment Date:	March 6, 2024
Maturity Date:	February 6, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$6,546,056 (TTM December 31, 2023)
Additional Debt Balance:	NAP	2022 NOI(3):	$4,800,674
Call Protection:	L(25),D(30),O(5)	2021 NOI(3):	$2,684,232
Lockbox / Cash Management:	Hard / Springing	2020 NOI(3):	NAV

Reserves				Financial Information
	Initial	Monthly	Cap
Taxes:	$142,645	$35,661	NAP	Cut-off Date Loan Per Room:	$215,385
Insurance:	$19,818	$10,495	NAP	Maturity Date Loan Per Room:	$215,385
Replacement Reserves:	$0	4% Gross Revenue	NAP	Cut-off Date LTV:	59.9%
Deferred Maintenance:	$4,200	$0	NAP	Maturity Date LTV:	59.9%
Seasonality Reserve(1):	$50,000	$50,000	$200,000	UW NOI DY:	14.1%
Other(2):	$25,360	Springing	NAP	UW NCF DSCR:	1.58x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$42,000,000	100.0%	Loan Payoff	$40,914,147	97.4%
			Closing Costs	751,333	1.8
			Upfront Reserves	242,022	0.6
			Principal Equity Distribution	92,498	0.2
Total Sources	$42,000,000	100.0%	Total Uses	$42,000,000	100.0%
(1)	The Seasonality Reserve will be collected in the months of January, February, March, May, June, September, November, and December and will be disbursed to the extent necessary to make the required monthly payments.
(2)	Other reserves consisted of a Condominium Reserve (Upfront: $25,360; Monthly: Springing), Custodial Funds and Hotel Tax Reserve (Monthly: Springing), and a PIP Reserve (Monthly: Springing).
(3)	2020 NOI is not available because the property was developed in 2020. The increase from 2021 NOI to 2022 NOI is primarily attributable to the effect of the novel coronavirus on the hospitality industry in 2020, and the subsequent recovery in 2021 and 2022.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

139

Hospitality – Select Service 89 Centennial Olympic Park Drive Northwest Atlanta, GA 30313	Collateral Asset Summary – Loan No. 11 Reverb by Hard Rock Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,000,000 59.9% 1.58x 14.1%

The following table presents certain information relating to the demand analysis with respect to the Reverb by Hard Rock Hotel property based on market segmentation, as provided by the appraisal:

Demand Segmentation(1)
Property	Rooms	Transient	Meeting and Group	Commercial
Reverb by Hard Rock Hotel	195	85%	15%	0%
(1)	Source: Appraisal.

The following tables present certain information relating to the current and historical occupancy, ADR and RevPAR at the Reverb by Hard Rock Hotel property and its competitors:

Historical Occupancy, ADR, RevPAR(1)
	Competitive Set(2)			Reverb by Hard Rock Hotel(3)			Penetration Factor(4)
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2021(5)	52.1%	$135.51	$70.54	44.1%	$174.82	$77.17	84.6%	129.0%	109.4%
2022(5)	62.2%	$176.14	$109.53	56.9%	$205.10	$116.60	91.5%	116.4%	106.5%
TTM 2023(6)	64.7%	$191.65	$123.98	69.0%	$204.74	$141.35	106.6%	106.8%	114.0%
(1)	Variances among the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Reverb by Hard Rock Hotel property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for the Competitive Set property are based on data provided by a third-party hospitality research report. The Competitive Set includes Courtyard Atlanta Downtown, Aloft Atlanta Downtown, Hyatt Place Atlanta Downtown, SpringHill Suites Atlanta Downtown, Hotel Indigo Atlanta Downtown, and Hilton Garden Inn Atlanta Downtown.
(3)	Occupancy, ADR and RevPAR for the Reverb by Hard Rock Hotel property are based on the underwritten cash flow.
(4)	Penetration Factor is calculated based on the underwritten cash flow and competitive set data provided by a third-party hospitality research report.
(5)	Based on the trailing twelve-month data as of December 31st for each respective year.
(6)	The TTM 2023 Competitive Set and Penetration Factor are based on the year-to-date as of July 31, 2023.

Appraisal. According to the appraisal, the Reverb by Hard Rock Hotel property had an “as-is” appraised value of $70,100,000 as of November 7, 2023. The table below shows the appraiser’s “as-is” conclusions. Based on the “as-is” value of $70,100,000, the Cut-off Date LTV and Maturity Date LTV are 59.9%.

Reverb by Hard Rock Hotel(1)
Property	Value	Capitalization Rate(2)
Reverb by Hard Rock Hotel	$70,100,000	8.00%
(1)	Source: Appraisal.
(2)	Represents the overall capitalization rate.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

140

Hospitality – Select Service 89 Centennial Olympic Park Drive Northwest Atlanta, GA 30313	Collateral Asset Summary – Loan No. 11 Reverb by Hard Rock Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,000,000 59.9% 1.58x 14.1%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Reverb by Hard Rock Hotel property:

Cash Flow Analysis(1)(2)
	2021	2022	TTM(3)	Underwritten	Per Room(4)	%(5)
ADR	$174.82	$205.10	$204.74	$204.74
RevPAR	$77.17	$116.60	$141.35	$141.35

Room Revenue	$5,492,563	$8,299,153	$10,060,797	$10,060,797	$51,594	61.5%
Food & Beverage Revenue	1,677,590	1,996,669	2,888,763	2,888,763	$14,814	17.6%
Other Departments Revenue	1,785,440	2,958,329	3,421,178	3,421,178	$17,545	20.9%
Total Revenue	$8,955,593	$13,254,151	$16,370,738	$16,370,738	$83,953	100.0%

Room Expense	$2,023,019	$2,996,579	$3,426,210	$3,426,210	$17,570	34.1%
Food & Beverage Expense	1,456,046	1,507,898	1,958,684	1,958,684	$10,045	67.8%
Other Departmental Expenses	458,779	463,330	526,685	526,685	$2,701	15.4%
Departmental Expenses	$3,937,844	$4,967,807	$5,911,579	$5,911,579	$30,316	36.1%

Gross Operating Income	$5,017,749	$8,286,344	$10,459,159	$10,459,159	$53,637	63.9%

General & Administrative	$836,284	$1,142,663	$1,301,863	$1,301,863	$6,676	8.0%
Marketing	369,212	441,218	417,172	417,172	$2,139	2.5%
Franchise Fee	197,422	594,962	752,487	752,487	$3,859	4.6%
Management Fee	251,751	294,836	333,438	400,143	$2,052	3.0%(6)
Property Operations & Maintenance	332,299	468,796	476,655	476,655	$2,444	2.9%
Utilities	264,337	328,093	447,091	447,091	$2,293	2.7%
Total Undistributed Expenses	$2,251,305	$3,270,568	$3,728,706	$3,795,411	$19,464	23.2%

Effective Gross Income	$2,766,444	$5,015,776	$6,730,453	$6,663,748	$34,173	40.7%

Real Estate Taxes	$5,368	$81,465	$6,518	$566,953	$2,907	3.5%
Property Insurance	72,047	116,916	143,995	122,272	$627	0.7%
Other	4,797	16,721	33,884	33,884	$174	0.2%
Net Operating Income(7)	$2,684,232	$4,800,674	$6,546,056	$5,940,639	$30,465	36.3%

FF&E	0	0	537,304	579,755	$2,973	3.5%
Net Cash Flow	$2,684,232	$4,800,674	$6,008,752	$5,360,884	$27,492	32.7%

Occupancy	44.1%	56.9%	69.0%	69.0%
NCF DSCR	0.79x	1.41x	1.77x	1.58x
NOI Debt Yield	6.4%	11.4%	15.6%	14.1%
(1)	Based on financials provided by the borrower.
(2)	2020 cash flows are not available because the property was developed in 2020.
(3)	TTM represents the trailing 12-month period ending December 31, 2023.
(4)	Per Room values are based on 195 rooms.
(5)	% column represents percent of Total Revenue except for Room Expense, Food & Beverage Expense and Other Departmental Expenses which are based on their corresponding revenue line items.
(6)	% of Management Fee excludes billboard income and parking income.
(7)	The increase in NOI from 2021 to 2022 was primarily due to the effect of the novel coronavirus on the hospitality industry in 2020, and the subsequent recovery in 2021 and 2022.

The Market. The following table presents certain information relating to the primary competition for the Reverb by Hard Rock Hotel property:

Competitive Set(1)
Property	Number of Rooms	Year Built	2022 Occupancy	2022 ADR	2022 RevPAR
Reverb by Hard Rock Hotel(2)	195	2020	69.0%	$204.74	$141.35
Weighted Avg. Competitive Set(3)	181	2003	61.0%	$174.63	$106.28
(1)	Source: Appraisal, unless otherwise indicated.
(2)	2022 Occupancy, 2022 ADR and 2022 RevPAR for the Reverb by Hard Rock Hotel property are based on the underwriting for the trailing twelve-month period ending December 31, 2023.
(3)	Occupancy, ADR and RevPAR for the Competitive Set and the Reverb by Hard Rock Hotel property are from the appraisal. The Competitive Set includes Courtyard Atlanta Downtown, Aloft Atlanta Downtown, Hyatt Place Atlanta Downtown, SpringHill Suites Atlanta Downtown, Hotel Indigo Atlanta Downtown, and Hilton Garden Inn Atlanta Downtown.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

141

Retail – Super Regional Mall 2655 Richmond Avenue Staten Island, NY 10314	Collateral Asset Summary – Loan No. 12 Staten Island Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 42.8% 2.09x 16.5%
Mortgage Loan Information		Property Information
Loan Seller(s):	GACC, Barclays	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Retail – Super Regional Mall
Borrower Sponsor(s)(1):	BPR Nimbus LLC	Collateral:	Fee
Borrower(s):	GGP Staten Island Mall, LLC and Staten Island FS Anchor Parcel LLC	Location:	Staten Island, NY
Original Balance(2):	$40,000,000	Year Built / Renovated:	1972 / 1993, 2018
Cut-off Date Balance(2):	$40,000,000	Property Management:	Brookfield Properties Retail Inc.
% by Initial UPB:	3.7%	Size(5):	995,900 SF
Interest Rate:	7.53400%	Appraised Value / Per SF:	$467,000,000 / $469
Note Date:	January 18, 2024	Appraisal Date:	April 22, 2023
Original Term:	60 months	Occupancy:	87.3% (as of November 30, 2023)
Amortization:	Interest Only	UW Economic Occupancy:	87.5%
Original Amortization:	NAP	Underwritten NOI:	$33,065,961
Interest Only Period:	60 months	Underwritten NCF:	$31,870,881
First Payment Date:	March 1, 2024
Maturity Date:	February 1, 2029	Historical NOI
Additional Debt Type(2):	Pari Passu	Most Recent NOI:	$36,582,216 (TTM October 31, 2023)
Additional Debt Balance(2):	$160,000,000	2022 NOI:	$33,279,822
Call Protection(3):	L(25),D(28),O(7)	2021 NOI:	$23,965,918
Lockbox / Cash Management:	Hard / Springing	2020 NOI:	$30,602,548

Reserves				Financial Information(2)
	Initial	Monthly	Cap	Cut-off Date Loan Per SF:	$201
Taxes:	$0	Springing	NAP	Maturity Date Loan Per SF:	$201
Insurance:	$0	Springing	NAP	Cut-off Date LTV	42.8%
Replacement Reserves:	$0	Springing	$497,950	Maturity Date LTV:	42.8%
TI/LC:	$4,580,787	Springing	$1,991,800	UW NOI DY:	16.5%
Gap Rent:	$403,197	$0	NAP	UW NCF DSCR:	2.09x
Other Reserves(4):	$0	Springing	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$200,000,000	94.7%	Loan Payoff	$204,429,707	96.8%
Equity Contribution	11,179,744	5.3	Upfront Reserves	4,983,984	2.4
			Closing Costs	1,766,053	0.8
Total Sources	$211,179,744	100.0%	Total Uses	$211,179,744	100.0%
(1)	BPR Nimbus LLC is also the non-recourse carveout guarantor. The non-recourse carveout guarantor’s recourse obligations with respect to bankruptcy or insolvency related events is capped at 20% of the outstanding principal balance of the Staten Island Mall Whole Loan (as defined below), plus third party costs actually incurred by the lender (including reasonable attorneys’ fees and costs) in connection with collection of amounts due under the non-recourse carveout guaranty.
(2)	The Cut-off Date Balance of $40,000,000 represents the non-controlling note A-3, being contributed by German American Capital Corporation, and non-controlling note A-6 and non-controlling note A-7, each being contributed by Barclays Capital Real Estate Inc. (“Barclays”), and is part of a whole loan that is comprised of 12 pari passu notes with an aggregate original principal balance and Cut-off Date Balance of $200,000,000 (the “Staten Island Mall Whole Loan”). The Staten Island Mall Whole Loan was co-originated by Deutsche Bank AG, New York (“DBNY”), Wells Fargo Bank, National Association (“WFBNA”) and Barclays. The Financial Information in the chart above is based on the aggregate outstanding principal balance of the Staten Island Mall Whole Loan.
(3)	The lockout period will be at least 25 payment dates beginning with and including the first payment date on March 1, 2024. Defeasance of the Staten Island Mall Whole Loan in whole (but not in part) is permitted at any time following the earlier to occur of (i) January 18, 2027 or (ii) the date that is two years from the closing date of the securitization that includes the last pari passu note to be securitized. The assumed lockout period of 25 payments is based on the expected Benchmark 2024-V6 securitization trust closing date in March 2024. The actual lockout period may be longer. The Staten Island Mall Whole Loan may be partially prepaid at any time to cure a cash management period or a cash sweep period due to the Staten Island Mall Whole Loan's debt yield being less than 11.0% for a cash management period or 10.5% for a cash sweep period as of the end of any two consecutive quarters, provided that any prepayment prior to the payment date occurring in August 2028 will be subject to payment of a yield maintenance premium.
(4)	During the continuance of an anchor tenant trigger event as defined in the Staten Island Mall Whole Loan documents, the borrower will be required to make monthly deposits equal to the anchor tenant reserve monthly deposit as defined in the Staten Island Mall Whole Loan documents for tenant improvements and leasing commissions, budgeted construction costs, required landlord work and other related costs associated with re-tenanting the applicable space or any other space at the Staten Island Mall property.
(5)	The Staten Island Mall property is the collateral portion of a larger mall containing 1,462,822 square feet.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

142

Retail – Super Regional Mall 2655 Richmond Avenue Staten Island, NY 10314	Collateral Asset Summary – Loan No. 12 Staten Island Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 42.8% 2.09x 16.5%

The table below summarizes the promissory notes that comprise the Staten Island Mall Whole Loan. The relationship between the holders of the Staten Island Mall Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool— The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$28,500,000	$28,500,000	BMO 2024-5C3	No
A-2	25,000,000	25,000,000	BBCMS 2024-5C25(1)	Yes
A-3	15,000,000	15,000,000	Benchmark 2024-V6	No
A-4	11,500,000	11,500,000	BBCMS 2024-5C25(1)	No
A-5	30,000,000	30,000,000	BBCMS 2024-5C25(1)	No
A-6	15,000,000	15,000,000	Benchmark 2024-V6	No
A-7	10,000,000	10,000,000	Benchmark 2024-V6	No
A-8	5,000,000	5,000,000	BBCMS 2024-5C25(1)	No
A-9	25,000,000	25,000,000	WFBNA(2)	No
A-10	20,000,000	20,000,000	WFBNA(2)	No
A-11	10,000,000	10,000,000	WFBNA(2)	No
A-12	5,000,000	5,000,000	WFBNA(2)	No
Whole Loan	$200,000,000	$200,000,000
(1)	Expected to close on or prior to the closing date.
(2)	Expected to be contributed to one or more future securitization transactions or may otherwise be transferred at any time.

The following table presents certain information relating to the major tenants at the Staten Island Mall property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
AMC Theatres	Caa1/CCC+/NR	54,000	5.4%	$2,256,000	$41.78	6.8%	2/28/2034	N	3 x 5 years
Zara(3)	NR/NR/NR	29,141	2.9	1,689,120	$57.96	5.1%	4/30/2028	Y	None
Primark	NR/A/NR	73,647	7.4	1,620,234	$22.00	4.9%	6/30/2027	N	4 x 5 years
Lidl	NR/NR/NR	37,403	3.8	1,584,017	$42.35	4.8%	1/31/2039	N	4 x 5 years
Dave & Buster’s	NR/NR/NR	41,241	4.1	1,567,158	$38.00	4.7	1/31/2033	N	2 x 5 years
The Container Store	NR/B/NR	24,075	2.4	1,006,335	$41.80	3.0	2/28/2033	N	None
H&M(4)	NR/BBB/NR	25,471	2.6	945,420	$37.12	2.9%	1/31/2030	Y(4)	None
Barnes & Noble Bookseller	NR/NR/NR	20,084	2.0	853,570	$42.50	2.6	1/31/2029	N	None
Hobby Lobby	NR/NR/NR	42,768	4.3	727,056	$17.00	2.2%	5/31/2033	N	3 x 5 years
Foot Locker	Ba3/BB/NR	11,087	1.1	817,888	$73.77	2.5	Various(5)	N	None
Largest Tenants		358,917	36.0%	$13,066,798	$36.41	39.6%
Remaining Occupied		510,060	51.2	19,953,388	$39.12	60.4
Total Occupied		868,977	87.3%	$33,020,186	$38.00	100.0%
Vacant		126,923	12.7
Total		995,900	100.0%
(1)	Based on the underwritten rent roll dated November 30, 2023.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Zara has the right to terminate its lease if its net sales from the leased premises fail to exceed $12,000,000 during the measuring period beginning on the first day of the 49th full calendar month following the date the tenant opened for business, (the “Open Date”) and ending on the last day of the 60th full calendar month following the Open Date, upon written notice delivered on or before the 120th day following the end of the measuring period. If such notice is given, the lease will terminate 365 days after such notice is received by the landlord.
(4)	H&M has the right to terminate its lease if its net sales from the leased premises fail to exceed (i) $6,874,269 in the fourth full lease year after the rental commencement date or (ii) $7,151,989.47 in the sixth full lease year after the rental commencement date, in each case upon not less than 365 days’ notice given within 180 days following the end of the applicable measuring period.
(5)	Foot Locker has 8,489 square feet of net rentable area (representing 0.9% of total net rentable area and 2.1% of total underwritten base rent) expiring on July 31, 2029, and 2,598 square feet of net rentable area (representing 0.3% of total net rentable area and 0.4% of total underwritten base rent) expiring on December 31, 2024.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

143

Retail – Super Regional Mall 2655 Richmond Avenue Staten Island, NY 10314	Collateral Asset Summary – Loan No. 12 Staten Island Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 42.8% 2.09x 16.5%

The following table presents certain information relating to the lease rollover schedule at the Staten Island Mall property:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent		UW Base Rent $ per SF	# of Expiring Leases
Vacant	126,923	12.7%	12.7%	NAP	NA	P	NAP	NAP
MTM	43,452	4.4	17.1%	$973,223	2.9%		$22.40	11
2024	84,168	8.5	25.6%	1,340,087	4.1		15.92	28
2025	107,281	10.8	36.3%	5,059,889	15.3		47.16	38
2026	60,152	6.0	42.4%	2,401,754	7.3		39.93	17
2027	142,425	14.3	56.7%	4,218,491	12.8		29.62	19
2028	82,873	8.3	65.0%	4,852,666	14.7		58.56	25
2029	54,184	5.4	70.4%	3,371,346	10.2		62.22	10
2030	41,232	4.1	74.6%	1,406,524	4.3		34.11	5
2031	1,030	0.1	74.7%	85,602	0.3		83.11	2
2032	16,981	1.7	76.4%	735,198	2.2		43.30	6
2033 & Beyond	235,199	23.6	100.0%	8,575,405	26.0		36.46	13
Total / Wtd. Avg.	995,900	100.0%		$33,020,186	100.0%		$33.16	174
(1)	Based on the underwritten rent roll dated November 30, 2023.
(2)	Certain tenants may have termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Rollover Schedule.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Staten Island Mall property:

Cash Flow Analysis(1)
	2019	2020	2021	2022	Oct 2023 TTM	U/W	U/W Per SF
Rents in Place	$38,297,987	$35,160,641	$31,511,074	$33,302,007	$33,191,879	$33,020,186	$33.16
Rent Steps(2)	0	0	0	0	0	647,911	0.65
Vacant Income	0	0	0	0	0	9,103,273	9.14
Gross Potential Rent	$38,297,987	$35,160,641	$31,511,074	$33,302,007	$33,191,879	$42,771,370	$42.95
Total Reimbursements	28,837,736	26,841,040	18,268,336	19,230,163	21,224,797	21,343,090	21.43
Net Rental Income	$67,135,723	$62,001,681	$49,779,410	$52,532,170	$54,416,676	$64,114,460	$64.38
Other Income	9,849,626	5,151,946	8,136,933	9,628,520	9,322,478	8,850,085	8.89
(Vacancy/Credit Loss)	(448,500)	(4,564,271)	(1,862,967)	2,597,330	(1,037,038)	(9,103,273)	(9.14)
Effective Gross Income	$76,536,848	$62,589,356	$56,053,376	$64,758,020	$62,702,116	$63,861,272	$64.12
Total Expenses(3)	$35,170,586	$31,986,808	$32,087,459	$31,478,198	$26,119,900	$30,795,311	$30.92
Net Operating Income	$41,366,262	$30,602,548	$23,965,918	$33,279,822	$36,582,216	$33,065,961	$33.20
Capital Expenditures	0	0	0	0	0	1,195,080	$1.20
Net Cash Flow	$41,366,262	$30,602,548	$23,965,918	$33,279,822	$36,582,216	$31,870,881	$32.00

Occupancy (%)(4)	85.8%	83.1%	83.8%	84.0%	91.5%	87.3%
NCF DSCR(5)	2.71x	2.00x	1.57x	2.18x	2.39x	2.09x
NOI Debt Yield(5)	20.7%	15.3%	12.0%	16.6%	18.3%	16.5%
(1)	Based on the underwritten rent roll dated November 30, 2023.
(2)	Underwritten Rent Steps through January 1, 2025.
(3)	Total Expenses include real estate taxes. Portions of the Staten Island Mall property benefit from a New York City Industrial and Commercial Incentive Program (“ICIP”) exemption or a New York City Industrial & Commercial Abatement Program (“ICAP”) abatement. Real estate taxes were underwritten based on the appraisal real estate taxes for the 2023/2024 tax year, which give effect to the ICIP/ICAP abatements.
(4)	Historical occupancy excludes anchor tenants.
(5)	Based on the Staten Island Whole Loan as of the Cut-off Date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

144

Office - Suburban 2300 Windy Ridge Parkway Atlanta, GA 30339	Collateral Asset Summary – Loan No. 13 Wildwood Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 57.5% 1.69x 13.9%
Mortgage Loan Information		Property Information
Loan Seller(s):	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Office – Suburban
Borrower Sponsor(s):	Vision Properties & Quarry Capital	Collateral:	Fee
Borrower(s):	2300 Windy Ridge LLC	Location:	Atlanta, GA
Original Balance(1):	$35,000,000	Year Built / Renovated:	1987 / NAP
Cut-off Date Balance(1):	$35,000,000	Property Management:	CBRE, Inc.
% by Initial UPB:	3.2%	Size:	668,082 SF
Interest Rate:	7.98000%	Appraised Value / Per SF(6):	$113,000,000 / $169
Note Date:	February 26, 2024	Appraisal Date:	October 5, 2023
Original Term:	60 months	Occupancy:	77.2% (as of January 18, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	76.2%
Original Amortization:	NAP	Underwritten NOI(7):	$9,012,505
Interest Only Period:	60 months	Underwritten NCF:	$8,878,888
First Payment Date:	April 6, 2024
Maturity Date:	March 6, 2029	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI(7):	$7,395,191 (TTM December 31, 2023)
Additional Debt Balance(1):	$30,000,000	2022 NOI:	$6,629,269
Call Protection(2):	L(24),D(32),O(4)	2021 NOI:	$7,147,865
Lockbox / Cash Management:	Hard / Springing	2020 NOI:	$7,481,741

Reserves				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan Per SF:	$97
Taxes:	$766,814	$127,802	NAP	Maturity Date Loan Per SF:	$97
Insurance:	$58,513	$11,703	NAP	Cut-off Date LTV(6):	57.5%
Replacement Reserves:	$0	$11,135	NAP	Maturity Date LTV(6):	57.5%
TI/LC(3):	$6,000,000	Springing	NAP	UW NOI DY:	13.9%
Deferred Maintenance:	$65,640	$0	NAP	UW NCF DSCR:	1.69x
Other(4)(5):	$4,384,694	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$65,000,000	75.6%	Loan Payoff(8)	$59,773,946	69.5%
Principal's New Cash Contribution	21,013,530	24.4%	Letter of Credit(3)	13,074,906	15.2%
			Reserves	11,275,662	13.1%
			Closing Costs	1,889,017	2.2%
Total Sources	$86,013,530	100.0%	Total Uses	$86,013,530	100.0%
(1)	The Wildwood Center mortgage loan is part of a whole loan, which is comprised of five pari passu promissory notes with an aggregate original principal balance and Cut-off Date Balance of $65,000,000 (the “Wildwood Center Whole Loan”). The Wildwood Center Whole Loan was originated by BSPRT CMBS Finance, LLC (“BSPRT”), which subsequently transferred (or will transfer prior to the Closing Date) the controlling note A-1 to GACC. The Financial Information in the chart above is based on the aggregate outstanding principal balance of the Wildwood Center Whole Loan.
(2)	The lockout period will be at least 24 payment dates beginning with and including the first payment date on April 6, 2024. Defeasance of the Wildwood Center Whole Loan is permitted after the date that is two years from the closing date of the securitization that includes the last note of Wildwood Center Whole Loan to be securitized. The assumed defeasance lockout period of 24 payments is based on the anticipated closing date of the Benchmark 2024-V6 securitization trust in March 2024. The actual lockout period may be longer.
(3)	The borrower is in the process of substituting the $6,000,000 upfront TI/LC reserve into a letter of credit. Upon delivery to the lender of the letter of credit, which is anticipated to be by approximately March 15, 2024, the upfront reserve amount will be disbursed to the borrower. The borrower also has a letter of credit in the amount of $13,074,906 dated January 31, 2024 which is available in connection with the build-out of the tenant’s fifth floor space. If the letter of credit balance (with respect to the $6,000,000 letter of credit) falls below $3,250,000 at any time, the borrower will be required to deposit approximately $69,592 on each monthly payment date.
(4)	Other Reserves consist of an approximately $325,711 upfront reserve for unfunded obligations, a $1,331,881 upfront reserve for free rent, and a $2,727,102 upfront reserve for Manhattan Associates gap rent based on the difference between the Manhattan Associates current rent under the current lease and the renewal rent which will go into effect in October 2025.
(5)	As part of Manhattan Associates' lease renewal, the borrower provided Manhattan Associates with an approximately $12.6 million tenant improvement allowance and an approximately $503,000 allowance for borrower's costs. The borrower is required to provide the tenant with these funds on a draw basis. The related borrower purchased an approximately $13.1 million letter of credit which is held by the tenant associated with this work. If the Manhattan Associates leasing waiver conditions (as defined in the Wildwood Center Whole Loan documents) are not met, the borrower is required to deposit the Recourse Amount (defined below) into the TI/LC reserve held by the lender or deliver to lender a letter of credit in such amount. The Manhattan Associates leasing waiver conditions are currently being met. "Recourse Amount” means an amount equal to $13,079,456; provided, however, such amount will be reduced dollar for dollar by an amount equal to the aggregate draws actually paid by the borrower to Manhattan Associates for the budgeted tenant improvements.
(6)	The Appraised Value of $113,000,000 represents the "As Is Hypothetical" value as of October 5, 2023, which assumes that the largest tenant, Manhattan Associates, has signed their renewal lease and all leasing costs associated with the renewal has been paid to the tenant. As of the Cut-off Date, the renewal lease has been executed and a letter of credit of $13,074,905.55 has been provided to Manhattan Associates in connection with tenant improvements and leasing costs. The Cut-off Date LTV and Maturity Date LTV based on the “As-Is” value of $100.0 million are 65.0% and 65.0%, respectively.
(7)	The increase from Most Recent NOI to Underwritten NOI is primarily due to Manhattan Associates renewing its lease with increased rents.
(8)	The Loan Payoff excludes the separately withheld cash management reserve balances of approximately $1,016,559. A portion of the proceeds from the Wildwood Center Whole Loan were used to pay off in full a prior loan (with an outstanding balance of $62,819,765) that matured on November 30, 2023, and was in maturity default with the related prior lender at the time of origination of the Wildwood Center Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

145

Office - Suburban 2300 Windy Ridge Parkway Atlanta, GA 30339	Collateral Asset Summary – Loan No. 13 Wildwood Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 57.5% 1.69x 13.9%

The table below summarizes the promissory notes that comprise the Wildwood Center Whole Loan. The relationship between the holders of the Wildwood Center Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$35,000,000	$35,000,000	Benchmark 2024-V6	Yes
A-2	10,000,000	10,000,000	BSPRT(1)	No
A-3	10,000,000	10,000,000	BSPRT(1)	No
A-4	5,000,000	5,000,000	BSPRT(1)	No
A-5	5,000,000	5,000,000	BSPRT(1)	No
Whole Loan	$65,000,000	$65,000,000
(1)	Held by BSPRT or an affiliate. Expected to be contributed to one or more future securitization transactions.

The following table presents certain information relating to the major tenants at the Wildwood Center property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Manhattan Associates(4)	NR/NR/NR	209,828	31.4%	$6,151,451	$29.32	42.9%	9/30/2036	Y(3)	None(4)
Advisor Group	NR/NR/NR	43,325	6.5%	1,306,337	$30.15	9.1%	6/30/2029	Y(5)	2 x 5 Yr
Scientific Research Corp	NR/NR/NR	33,984	5.1%	$966,411	$28.44	6.7%	5/31/2027	Y(6)	1 x 5 Yr
National Video Monitoring Co	NR/NR/NR	21,855	3.3	$649,312	$29.71	4.5%	4/30/2029	N	1 x 3 Yr
BioIQ Inc	NR/NR/NR	18,142	2.7	$606,668	$33.44	4.2%	5/31/2026	N	None
Keyence Corporation	NR/NR/NR	15,001	2.2	$487,083	$32.47	3.4%	12/31/2025	Y(7)	1 x 5 Yr
CoBank	NR/NR/NR	12,707	1.9	$370,663	$29.17	2.6%	1/31/2026	N	1 x 5 Yr
Telrite Corporation	NR/NR/NR	10,227	1.5	$303,844	$29.71	2.1%	7/31/2028	N	None
Stanley D Lindsey	NR/NR/NR	11,668	1.7	$284,262	$24.36	2.0%	2/28/2030	N	1 x 5 Yr
American Gen Life Insurance Co(8)	NR/A+/NR	9,315	1.4	$275,351	$29.56	1.9%	2/28/2028	Y	2 x 5 Yr
Largest Tenants		386,052	57.8%	$11,401,382	$29.53	79.4%
Remaining Occupied		129,563	19.4	2,953,668	$22.80	20.6%
Total Occupied		515,615	77.2%	$14,355,051	$27.84	100.0%
Vacant		152,467	22.8
Total		668,082	100.0%
(1)	Based on the underwritten rent roll dated January 18, 2024, with contractual rent steps through March 31, 2025.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Manhattan Associates has a one-time right to exercise an early termination of the 5th floor space (29,767 square feet) on March 31, 2029 upon at least 12-months prior written notice and the payment of a termination fee.
(4)	Manhattan Associates executed an early lease renewal amendment, effective on October 1, 2025, that extends their tenancy at the Wildwood Center property through September 30, 2036. According to the borrower sponsor, the tenant plans to use the space on the 6th floor that was recently vacated by DS Advisors at no additional cost, while tenant’s newly leased space on the 5th floor is being built out. Underwritten base rent is inclusive of Manhattan Associate rent based on the renewed lease steps to $29.32 per square foot on October 1, 2025. $1,331,881 for free rent and $2,727,102 for Manhattan Associates gap rent were reserved at origination. Under the renewal lease, the tenant is entitled to receive (i) one-month free rent for each of September 2024 and September 2025 with respect to suites 100, 300, 310, 450, 750, 820, 900 and 1000 and (ii) six months free rent from October 2025 through March 2026 with respect to suite 500.
(5)	Advisor Group has a one-time right to exercise an early termination of its lease on June 30, 2026 upon at least 12-months written notice and the payment of a termination fee.
(6)	Scientific Research Corp has the right to terminate its lease from and after January 1, 2024 in part (i) as to the third floor premise of its space upon 180 days’ written notice and (ii) as to the storage space upon 60 days’ prior written notice. As of the cut-off date, the tenant has not provided such notice.
(7)	Keyence Corporation has a one-time right to exercise an early termination of its space with the payment of a termination fee if the borrower cannot offer additional space upon receipt of an expansion notice within the Wildwood Center property that is within 10% of Keyence Corporation’s requested size within 10 business days of receipt.
(8)	American Gen Life Insurance Co has a one-time right to terminate its lease upon written notice and the payment of a termination fee.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

146

Office - Suburban 2300 Windy Ridge Parkway Atlanta, GA 30339	Collateral Asset Summary – Loan No. 13 Wildwood Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 57.5% 1.69x 13.9%

The following table presents certain information relating to the lease rollover schedule at the Wildwood Center property:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	23,889	3.6%	3.6%	$0	0.0%	$0.00	4
2024	30,865	4.6%	8.2%	720,988	5.0%	23.36	8
2025	30,549	4.6%	12.8%	955,842	6.7%	31.29	6
2026	44,421	6.6%	19.4%	1,425,512	9.9%	32.09	7
2027	50,413	7.5%	27.0%	1,489,463	10.4%	29.55	6
2028	30,255	4.5%	31.5%	836,780	5.8%	27.66	4
2029	69,419	10.4%	41.9%	2,079,767	14.5%	29.96	3
2030	11,668	1.7%	43.6%	284,262	2.0%	24.36	1
2031	5,692	0.9%	44.5%	168,142	1.2%	29.54	1
2032	0	0.0%	44.5%	0	0.0%	0.00	0
2033	8,111	1.2%	45.7%	242,843	1.7%	29.94	1
2034 & Thereafter	210,333	31.5%	77.2%	6,151,451	42.9%	29.25	2
Vacant	152,467	22.8%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	668,082	100.0%		$14,355,051	100.0%	$27.84	43
(1)	Based on the underwritten rent roll dated January 18, 2024, with contractual rent steps through March 31, 2025.
(2)	Certain tenants may have termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Rollover Schedule.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Wildwood Center property:

Cash Flow Analysis(1)
	2020	2021	2022	2023 TTM(2)	U/W(2)	U/W Per SF
Base Rent	$12,916,470	$12,883,301	$12,421,866	$13,683,622	$18,535,335	$27.74
Rent Steps	0	0	0	0	231,295	0.35
Gross Potential Rent	$12,916,470	$12,883,301	$12,421,866	$13,683,622	$18,766,630	$28.09
Expense Recoveries	299,471	170,961	172,450	272,698	0	0.00
Rent Abatements	(508,853)	(674,370)	(763,650)	(950,438)	0	0.00
Parking Income	$7,150	$5,050	$3,600	$3,600	$3,600	0.01
Net Rental Income	$12,714,237	$12,384,942	$11,834,267	$13,009,482	$18,770,230	$28.10
(Vacancy / Credit Loss)	0	0	0	0	(4,412,447)	(6.60)
Effective Gross Income	$12,714,237	$12,384,942	$11,834,267	$13,009,482	$14,357,783	$21.49
Real Estate Taxes	$1,606,263	$1,727,977	$1,559,370	1,509,140	1,488,960	2.23
Insurance	83,758	89,890	97,120	118,489	136,341	0.20
Management Fee	266,524	255,802	246,560	274,953	430,733	0.64
Other Expenses	$3,275,952	$3,163,409	$3,301,948	$3,711,709	3,289,244	4.92
Total Expenses	$5,232,497	$5,237,077	$5,204,998	$5,614,290	$5,345,278	$8.00
Net Operating Income	$7,481,741	$7,147,865	$6,629,269	$7,395,191	$9,012,505	$13.49
Capital Expenditures	0	0	0	0	133,616	0.20
TI/LC(3)	0	0	0	0	0	0.00
Net Cash Flow	$7,481,741	$7,147,865	$6,629,269	$7,395,191	$8,878,888	$13.29

Occupancy (%)	83.2%(4)	81.9%(4)	82.5%(4)	77.2%(5)	76.2%
NCF DSCR	1.42x	1.36x	1.26x	1.41x	1.69x
NOI Debt Yield	11.5%	11.0%	10.2%	11.4%	13.9%
(1)	Based on the underwritten rent roll dated January 18, 2024, with contractual rent steps through March 31, 2025.
(2)	The increase from 2023 TTM Net Operating Income to U/W Net Operating Income is primarily due to Manhattan Associates renewing its lease with increased rents.
(3)	The Wildwood Center Whole Loan is structured with an upfront TI/LC letter of credit amount of $6,000,000. If the TI/LC reserve balances falls below $3,250,000 at any time, the borrower will be required to deposit approximately $69,592 on each monthly payment date.
(4)	Source: Third party provider.
(5)	As of January 18, 2024.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

147

Office – Medical 2800 South Shirlington Road Arlington, VA 22206	Collateral Asset Summary – Loan No. 14 Shirlington Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,535,000 67.5% 1.63x 12.6%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Office – Medical
Borrower Sponsor(s):	Monday Properties Holdings, LLC	Collateral:	Fee
Borrower(s):	Shirlington Property Owner LLC	Location:	Arlington, VA
Original Balance:	$32,535,000	Year Built / Renovated:	1986 / 2019
Cut-off Date Balance:	$32,535,000	Property Management:	Monday Properties Services LLC
% by Initial UPB:	3.0%	Size:	208,330 SF
Interest Rate:	7.24000%	Appraised Value / Per SF:	$48,200,000 / $231
Note Date:	February 23, 2024	Appraisal Date:	January 17, 2024
Original Term:	60 months	Occupancy:	91.0% (as of February 15, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	91.3%
Original Amortization:	NAP	Underwritten NOI:	$4,094,178
Interest Only Period:	60 months	Underwritten NCF:	$3,893,524
First Payment Date:	April 6, 2024
Maturity Date:	March 6, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$3,858,417 (TTM December 31, 2023)
Additional Debt Balance:	NAP	2022 NOI(1):	$3,693,781
Call Protection:	L(24),D(29),O(7)	2021 NOI(1):	$2,887,541
Lockbox / Cash Management:	Hard / Springing	2020 NOI:	$3,237,080

Reserves				Financial Information
	Initial	Monthly	Cap
Taxes:	$196,714	$39,343	NAP	Cut-off Date Loan Per SF:	$156
Insurance:	$0	Springing	NAP	Maturity Date Loan Per SF:	$156
Replacement Reserves:	$0	$3,698	NAP	Cut-off Date LTV:	67.5%
TI/LC:	$1,500,000	$17,361	$2,000,000	Maturity Date LTV:	67.5%
Deferred Maintenance:	$81,250	$0	NAP	UW NOI DY:	12.6%
Other(2):	$568,243	$0	NAP	UW NCF DSCR:	1.63x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$32,535,000	89.0%	Loan Payoff	$32,826,172	89.8%
Borrower Equity	4,022,924	11.0	Upfront Reserves	2,346,207	6.4
			Closing Costs(3)	1,385,545	3.8
Total Sources	$36,557,924	100.0%	Total Uses	$36,557,924	100.0%
(1)	The increase in 2022 NOI compared to 2021 NOI is primarily due to The Anderson Clinic LLC and Vein Clinics of America, Inc. executing leases at the Shirlington Gateway property.
(2)	Other Reserves consist of an unfunded obligations reserve ($361,117) and a free rent reserve ($207,126) owed to The Anderson Clinic LLC, Vein Clinics of America, Inc. and National Spine and Pain Centers, LLC.
(3)	Closing Costs include a rate buydown fee of $650,700.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

148

Office – Medical 2800 South Shirlington Road Arlington, VA 22206	Collateral Asset Summary – Loan No. 14 Shirlington Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,535,000 67.5% 1.63x 12.6%

The following table presents certain information relating to the major tenants at the Shirlington Gateway property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Virginia Hospital Center Arlington Health System(3)	NR / NR / NR	51,263	24.6%	$1,777,075	$34.67	26.6%	Various	N	None
The Anderson Clinic LLC	NR / NR / NR	31,248	15.0	1,104,452	$35.34	16.5	7/31/2035	N	1 x 5 Yr
Armed Forces Services Corporation(4)	NR / NR / NR	22,724	10.9	756,327	$33.28	11.3	6/30/2025	N	1 x 5 Yr
Susan B Anthony List Inc	NR / NR / NR	17,784	8.5	655,326	$36.85	9.8	11/30/2028	N	1 x 5 Yr
The Lukens Company(5)	NR / NR / NR	14,778	7.1	582,697	$39.43	8.7	8/31/2031	N	None
Amelia Heart and Vascular Center	NR / NR / NR	9,168	4.4	325,922	$35.55	4.9	11/30/2032	N	1 x 5 Yr
Inova Health Care Services	NR / NR / NR	8,222	3.9	299,129	$36.38	4.5	4/30/2026	N	1 x 5 Yr
Jackson Clinics LLC	NR / NR / NR	5,208	2.5	192,643	$36.99	2.9	2/28/2029	N	None
National Spine and Pain Centers, LLC	NR / NR / NR	4,763	2.3	178,613	$37.50	2.7	7/31/2029	N	1 x 5 Yr
Washington Center For Weight Management & Research, Inc.	NR / NR / NR	4,148	2.0	162,394	$39.15	2.4	1/31/2025	N	None
Largest Tenants		169,306	81.3%	$6,034,579	$35.64	90.2%
Remaining Occupied		20,177	9.7	658,140	$32.62	9.8
Total Occupied		189,483	91.0%	$6,692,719	$35.32	100.0%
Vacant		18,847	9.0
Total		208,330	100.0%
(1)	Based on the underwritten rent roll dated February 15, 2024 with contractual rent steps through March 1, 2025.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Virginia Hospital Center Arlington Health System leases 17,784 SF of space that expires in January 2025, 24,930 SF of space that expires in September 2030 and 8,549 SF of space that expires in June 2031.
(4)	Armed Forces Services Corporation subleases 1,191 SF of its space to Novi, LLC with a sublease expiration date of May 30, 2024 and 13,967 SF of its space to the Association for Supervision and Curriculum Development, dba ASCD with a sublease expiration date of June 30, 2025.
(5)	The Lukens Company subleases 4,680 SF of its space to American Principles Project with a sublease expiration date of March 31, 2027.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

149

Office – Medical 2800 South Shirlington Road Arlington, VA 22206	Collateral Asset Summary – Loan No. 14 Shirlington Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,535,000 67.5% 1.63x 12.6%

The following table presents certain information relating to the lease rollover schedule at the Shirlington Gateway property:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2024	3,785	1.8	1.8%	119,837	1.8	$31.66	2
2025	47,733	22.9	24.7%	1,616,679	24.2	$33.87	6
2026	8,222	3.9	28.7%	299,129	4.5	$36.38	1
2027	4,189	2.0	30.7%	135,253	2.0	$32.29	1
2028	25,125	12.1	42.7%	914,180	13.7	$36.39	3
2029	11,756	5.6	48.4%	398,834	6.0	$33.93	3
2030	24,930	12.0	60.4%	887,801	13.3	$35.61	2
2031	23,327	11.2	71.6%	890,632	13.3	$38.18	4
2032	9,168	4.4	76.0%	325,922	4.9	$35.55	1
2033	0	0.0	76.0%	0	0.0	$0.00	0
2034	0	0.0	76.0%	0	0.0	$0.00	0
2035 & Thereafter	31,248	15.0	91.0%	1,104,452	16.5	$35.34	6
Vacant	18,847	9.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	208,330	100.0%		$6,692,719	100.0%	$35.32	29
(1)	Based on underwritten rent roll dated February 15, 2024 with contractual rent steps through March 1, 2025.
(2)	Certain tenants may have termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

150

Office – Medical 2800 South Shirlington Road Arlington, VA 22206	Collateral Asset Summary – Loan No. 14 Shirlington Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,535,000 67.5% 1.63x 12.6%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Shirlington Gateway property:

Cash Flow Analysis(1)
	2019	2020	2021(2)	2022(2)	2023	U/W	U/W Per SF
Base Rent	$4,982,260	$5,577,660	$5,284,160	$6,100,815	$6,454,200	$6,545,149	$31.42
Contractual Rent Steps	0	0	0	0	0	147,570	0.71
Potential Income from Vacant Space	0	0	0	0	0	659,645	3.17
Gross Potential Rent	$4,982,260	$5,577,660	$5,284,160	$6,100,815	$6,454,200	$7,352,364	$35.29
Reimbursements	143,533	108,453	120,583	128,233	172,357	207,122	0.99
Total Gross Income	$5,125,793	$5,686,113	$5,404,743	$6,229,049	$6,626,557	$7,559,486	$36.29
Other Income(3)	11,745	8,910	18,266	23,627	24,225	24,225	0.12
(Vacancy / Credit Loss)	0	0	0	0	0	(659,715)	(3.17)
Effective Gross Income	$5,137,538	$5,695,024	$5,423,009	$6,252,676	$6,650,782	$6,923,996	$33.24
Management Fee	142,241	151,896	156,636	176,579	162,052	207,720	1.00
Real Estate Taxes	485,815	485,426	430,168	426,039	470,536	470,536	2.26
Insurance	32,736	46,565	44,033	50,994	53,102	44,887	0.22
Other Expenses(4)	1,822,917	1,774,056	1,904,631	1,905,283	2,106,675	2,106,675	10.11
Total Expenses	$2,483,708	$2,457,943	$2,535,468	$2,558,895	$2,792,365	$2,829,818	$13.58

Net Operating Income	$2,653,829	$3,237,080	$2,887,541	$3,693,781	$3,858,417	$4,094,178	$19.65
Capital Expenditures	0	0	0	0	0	44,380	0.21
TI/LC	0	0	0	0	0	156,274	0.75
Net Cash Flow	$2,653,829	$3,237,080	$2,887,541	$3,693,781	$3,858,417	$3,893,524	$18.69

Occupancy (%)	82.2%	84.1%	84.7%	95.1%	93.6%	91.3%
NCF DSCR	1.11x	1.36x	1.21x	1.55x	1.62x	1.63x
NOI Debt Yield	8.2%	9.9%	8.9%	11.4%	11.9%	12.6%
(1)	Based on the underwritten rent roll dated February 15, 2024.
(2)	The increase in 2022 Net Operating Income compared to 2021 Net Operating Income is primarily due to The Anderson Clinic LLC and Vein Clinics of America, Inc. executing leases at the Shirlington Gateway property.
(3)	Other Income is generated by interest income, tenant billbacks for overtime HVAC usage, and storage rent.
(4)	Other Expenses Includes cleaning, repairs and maintenance, utilities, general and administrative and non-reimbursable expenses.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

151

Industrial – Warehouse/Distribution 1820-1875 East 27th Street Vernon, CA 90058	Collateral Asset Summary – Loan No. 15 Vernon Industrial	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,500,000 48.7% 1.21x 9.3%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Industrial – Warehouse/Distribution
Borrower Sponsor(s):	Shahin Shawn Zackary, Abraham Zakaria, Jacob Zackary and Shahram Morad Zackary	Collateral:	Fee
Borrower(s):	JOAB Holdings, LLC	Location:	Vernon, CA
Original Balance:	$27,500,000	Year Built / Renovated:	1965 / 1995
Cut-off Date Balance:	$27,500,000	Property Management:	Action Investment Group, Inc.
% by Initial UPB:	2.5%	Size:	119,000 SF
Interest Rate:	7.40000%	Appraised Value / Per SF:	$56,500,000 / $475
Note Date:	February 29, 2024	Appraisal Date:	January 11, 2024
Original Term:	60 months	Occupancy:	100.0% (as of December 31, 2023)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI(1):	$2,562,073
Interest Only Period:	60 months	Underwritten NCF:	$2,503,552
First Payment Date:	April 6, 2024
Maturity Date:	March 6, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(1):	$2,107,440 (TTM December 31, 2023)
Additional Debt Balance:	NAP	2022 NOI:	$1,927,063
Call Protection:	L(24),D(29),O(7)	2021 NOI:	$1,698,034
Lockbox / Cash Management:	Hard / Springing	2020 NOI:	$1,386,108

Reserves				Financial Information
	Initial	Monthly	Cap
Taxes:	$0	$22,151	NAP	Cut-off Date Loan Per SF:	$231
Insurance:	$0	$10,917	NAP	Maturity Date Loan Per SF:	$231
Replacement Reserves:	$0	$992	$23,800	Cut-off Date LTV:	48.7%
TI/LC:	$0	Springing	NAP	Maturity Date LTV:	48.7%
Deferred Maintenance:	$191,718	$0	NAP	UW NOI DY:	9.3%
Other(2):	$111,395	$0	NAP	UW NCF DSCR:	1.21x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$27,500,000	98.3%	Loan Payoff	$26,682,317	95.4%
Borrower Equity	465,931	1.7	Closing Costs	980,501	3.5
			Upfront Reserves	303,113	1.1
Total Sources	$27,965,931	100.0%	Total Uses	$27,965,931	100.0%
(1)	The increase in Underwritten NOI compared to Most Recent NOI is primarily due to Equitable Homes, an owner affiliated tenant, executing a lease at the Vernon Industrial property in November 2023.
(2)	Other Reserves consist of an unfunded obligations reserve ($111,395).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

152

Industrial – Warehouse/Distribution 1820-1875 East 27th Street Vernon, CA 90058	Collateral Asset Summary – Loan No. 15 Vernon Industrial	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,500,000 48.7% 1.21x 9.3%

The following table presents certain information relating to the major tenants at the Vernon Industrial property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Vernon Sales Inc.	NR/NR/NR	105,000	88.2%	$1,376,842	$13.11	50.3%	6/30/2030	N	None
Calportland Company	NR/NR/NR	12,000	10.1	407,089	$33.92	14.9	3/31/2030	N	2 x 5 Yr
Vernon Pallets Inc.	NR/NR/NR	2,000	1.7	407,386	$203.69	14.9	12/31/2032	N	None
Equitable Homes(3)	NR/NR/NR	0	0.0	543,840	NAP	19.9	11/15/2030	N	None
Total Occupied		119,000	100.0%	$2,735,157	$22.98(4)	100.0%
Vacant		0	0.0
Total		119,000	100.00%
(1)	Based on the underwritten rent roll dated December 31, 2023 with contractual rent steps underwritten through January 1, 2025.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Equitable Homes is an owner-affiliated tenant who signed a new lease at the Vernon Industrial property, personally guaranteed by the borrower sponsors. Equitable Homes uses its space in a storage capacity for building materials and therefore no building square footage was attributed to them.
(4)	UW Base Rent Per SF is inclusive of rent attributed to Equitable Homes. Excluding Equitable Homes UW Base Rent Per SF is $18.41.

The following table presents certain information relating to the lease rollover schedule at the Vernon Industrial property:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028	0	0.0	0.0%	0	0.0	$0.00	0
2029	0	0.0	0.0%	0	0.0	$0.00	0
2030(3)	117,000	98.3	98.3%	2,327,771	85.1	$19.90	3
2031	0	0.0	98.3%	0	0.0	$0.00	0
2032	2,000	1.7	100.0%	407,386	14.9	$203.69	1
2033	0	0.0	100.0%	0	0.0	$0.00	0
2034	0	0.0	100.0%	0	0.0	$0.00	0
2035 & Thereafter	0	0.0	100.0%	0	0.0	$0.00	0
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	119,000	100.0%		$2,735,157	100.0%	$22.98(4)	4
(1)	Based on the underwritten rent roll dated December 31, 2023 with contractual rent steps underwritten through January 1, 2025.
(2)	Certain tenants may have termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Rollover Schedule.
(3)	Included in 2030 is Equitable Homes, an owner-affiliated tenant who signed a new lease at the Vernon Industrial property, personally guaranteed by the borrower sponsors. Equitable Homes uses its space in a storage capacity for building materials and therefore no building square footage was attributed to them.
(4)	UW Base Rent Per SF is inclusive of rent attributed to Equitable Homes. Excluding Equitable Homes UW Base Rent Per SF is $18.41.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

153

Industrial – Warehouse/Distribution 1820-1875 East 27th Street Vernon, CA 90058	Collateral Asset Summary – Loan No. 15 Vernon Industrial	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,500,000 48.7% 1.21x 9.3%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Vernon Industrial property:

Cash Flow Analysis(1)
	2019	2020	2021	2022	2023(2)	U/W(2)	U/W Per SF
Base Rent	$1,632,544	$1,477,341	$1,758,612	$2,019,232	$1,972,735	$2,667,349	$22.41
Contractual Rent Steps(3)	0	0	0	0	0	67,808	0.57
Gross Potential Rent	$1,632,544	$1,477,341	$1,758,612	$2,019,232	$1,972,735	$2,735,157	$22.98
Reimbursements	212,741	248,523	275,665	281,421	435,658	468,659	3.94
Total Gross Income	$1,845,285	$1,725,864	$2,034,277	$2,300,653	$2,408,393	$3,203,816	$26.92
(Vacancy / Credit Loss)	0	0	0	0	0	(160,191)	(1.35)
Effective Gross Income	$1,845,285	$1,725,864	$2,034,277	$2,300,653	$2,408,393	$3,043,625	$25.58
Management Fee	55,359	51,776	61,028	69,020	72,252	91,309	0.77
Real Estate Taxes	163,690	235,447	230,048	241,197	121,466	253,149	2.13
Insurance	34,047	35,278	37,317	41,667	94,902	124,763	1.05
Other Expenses(4)	21,339	17,255	7,850	21,707	12,332	12,332	0.10
Total Expenses	$274,434	$339,756	$336,243	$373,591	$300,953	$481,552	$4.05

Net Operating Income	$1,570,851	$1,386,108	$1,698,034	$1,927,063	$2,107,440	$2,562,073	$21.53
Capital Expenditures	0	0	0	0	0	11,900	0.10
TI/LC	0	0	0	0	0	46,621	0.39
Net Cash Flow	$1,570,851	$1,386,108	$1,698,034	$1,927,063	$2,107,440	$2,503,552	$21.04

Occupancy (%)	100.0%	100.0%	100.0%	100.0%	100.0%	95.0%(5)
NCF DSCR	0.76x	0.67x	0.82x	0.93x	1.02x	1.21x
NOI Debt Yield	5.7%	5.0%	6.2%	7.0%	7.7%	9.3%
(1)	Based on the underwritten rent roll dated December 31, 2023.
(2)	The increase in U/W Net Operating Income compared to 2023 Net Operating Income is primarily due to Equitable Homes, an owner affiliated tenant, executing a lease at the Vernon Industrial property in November 2023.
(3)	U/W Contractual Rent Steps are underwritten through January 1, 2025.
(4)	Other Expenses includes general and administrative, franchise, CAM and business tax expense.
(5)	Occupancy % is based on economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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